    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JANUARY 9, 1997

                                                     REGISTRATION NO. 333-
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-2
                             REGISTRATION STATEMENT
                                     UNDER
                             SECURITIES ACT OF 1933

                           SIRROM CAPITAL CORPORATION
               (Exact Name of Registrant as Specified in Charter)

                          500 CHURCH STREET, SUITE 200
                           NASHVILLE, TENNESSEE 37219
                                 (615) 256-0701
           (Address and Telephone Number Principal Executive Offices)

                                CARL W. STRATTON
                          500 CHURCH STREET, SUITE 200
                           NASHVILLE, TENNESSEE 37219
                    (Name and Address of Agent For Service)

                           COPIES OF INFORMATION TO:

                 BOB F. THOMPSON                                      FRED B. WHITE III
             BASS, BERRY & SIMS PLC                       SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP
              FIRST AMERICAN CENTER                                   919 THIRD AVENUE
         NASHVILLE, TENNESSEE 37238-2700                             NEW YORK, NY 10022
                 (615) 742-6200                                        (212) 735-3000

     APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after the Registration Statement becomes effective.

     If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. [ ]

     [ ] This Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act and the Securities Act registration statement number of the earlier effective registration statement
for the same offering is 333-      .

        CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
                                                      PROPOSED MAXIMUM  PROPOSED MAXIMUM     AMOUNT OF
      TITLE OF SECURITIES             AMOUNT BEING     OFFERING PRICE  AGGREGATE OFFERING    REGISTRATION
        BEING REGISTERED               REGISTERED       PER UNIT(1)          PRICE             FEE(1)
-----------------------------------------------------------------------------------------------------------
Common Stock, no par value per
  share.........................       3,335,000           $35.25         $117,558,750        $35,624
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------

(1) Estimated solely for purposes of calculating the registration fee pursuant to Rule 457(c) on the basis of the closing sales price of the Common Stock on January 7, 1997 as reported on The Nasdaq Stock Market's National Market.
                             ---------------------

     THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SECTION 8(A), MAY DETERMINE.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                           SIRROM CAPITAL CORPORATION

      CROSS-REFERENCE SHEET SHOWING LOCATION IN PROSPECTUS OF INFORMATION
          REQUIRED BY PARTS A AND B OF FORM N-2 REGISTRATION STATEMENT

 ITEM     REGISTRATION STATEMENT ITEM AND                        CAPTION OR LOCATION
NUMBER                HEADING                                       IN PROSPECTUS
------  ------------------------------------  ---------------------------------------------------------
   1.   Outside Front Cover.................  Outside front cover
   2.   Inside Front and Outside Back Cover
        Page................................  Inside front and outside back cover page
   3.   Fee Table and Synopsis..............  Prospectus Summary; Fees and Expenses; Additional
                                                Information
   4.   Financial Highlights................  Selected Financial Data; Management's Discussion and
                                                Analysis of Financial Condition and Results of
                                                Operations
   5.   Plan of Distribution................  Outside front cover; Certain Transactions; Underwriting
   6.   Selling Shareholders................  Not Applicable
   7.   Use of Proceeds.....................  Use of Proceeds
   8.   General Description of Registrant...  Outside front cover, Prospectus Summary; Investment
                                                Objectives and Policies; The Company; Business; Risk
                                                Factors; Distributions and Price Range of Common Stock;
                                                Portfolio Companies
   9.   Management..........................  Management; Custodian, Transfer and Dividend Paying Agent
                                                and Registrar
  10.   Capital Stock, Long-Term Debt, and
        Other Securities....................  Description of Capital Stock; Distributions and Price
                                                Range of Common Stock; Reinvestment Plan; Investment
                                                Objectives and Policies; Tax Status; Regulation
  11.   Defaults and Arrears on Senior
        Securities..........................  Not applicable
  12.   Legal Proceedings...................  Not applicable
  13.   Table of Contents of the Statement
        of Additional Information...........  Not applicable
  14.   Cover Page..........................  Not applicable
  15.   Table of Contents...................  Not applicable
  16.   General Information and History.....  The Company
  17.   Investment Objective and Policies...  Investment Objectives and Policies
  18.   Management..........................  Management
  19.   Control Persons and Principal and
        Selling Shareholders................  Principal and Selling Shareholders; Risk Factors
  20.   Investment Advisory and Other
        Services............................  Custodian, Transfer and Dividend Paying Agent and
                                                Registrar; Independent Public Accountants; Investment
                                                Objectives and Policies
  21.   Brokerage Allocation and Other
        Practices...........................  Not applicable
  22.   Tax Status..........................  Tax Status
  23.   Financial Statements................  Financial Statements

---------------

* Pursuant to General Instruction on Form N-2, all information required to be set forth in Part B: Statement of Additional Information has been included in Part A: The Prospectus. All items required to be set forth in Part C are set forth in Part C.

     INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THESE SECURITIES MAY NOT BE SOLD NOR MAY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS PROSPECTUS SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE.

PROSPECTUS (Subject to Completion)
Issued January    , 1997
                                2,900,000 Shares

                           Sirrom Capital Corporation
                                  COMMON STOCK
                            ------------------------

OF THE 2,900,000 SHARES OF COMMON STOCK BEING OFFERED HEREBY, 2,320,000 SHARES ARE BEING OFFERED INITIALLY IN THE UNITED STATES AND CANADA BY THE U.S.
   UNDERWRITERS AND 580,000 SHARES ARE BEING OFFERED INITIALLY OUTSIDE OF THE UNITED STATES AND CANADA BY THE INTERNATIONAL UNDERWRITERS. SEE
      "UNDERWRITERS." OF THE 2,320,000 SHARES OF COMMON STOCK BEING
      OFFERED BY THE U.S. UNDERWRITERS, 2,144,410 SHARES ARE BEING SOLD
       BY THE COMPANY AND 175,590 SHARES ARE BEING SOLD BY THE SELLING SHAREHOLDERS. OF THE 580,000 SHARES OF COMMON STOCK BEING
          OFFERED BY THE INTERNATIONAL UNDERWRITERS, 536,103 SHARES
          ARE BEING SOLD BY THE COMPANY AND 43,897 SHARES ARE BEING
            SOLD BY THE SELLING SHAREHOLDERS. SEE "PRINCIPAL AND
               SELLING SHAREHOLDERS." THE COMPANY WILL NOT
               RECEIVE ANY OF THE PROCEEDS FROM THE SALE OF
                  SHARES BY THE SELLING SHAREHOLDERS. THE
                  COMMON STOCK IS TRADED ON THE NASDAQ
                     NATIONAL MARKET UNDER THE SYMBOL
                     "SROM." ON JANUARY 8, 1997 THE LAST
                       REPORTED SALE PRICE FOR THE COMMON
                               STOCK WAS $34 3/4.

THE COMPANY IS A NON-DIVERSIFIED, CLOSED-END INVESTMENT COMPANY THAT HAS ELECTED TO BE TREATED AS A BUSINESS DEVELOPMENT COMPANY UNDER THE INVESTMENT COMPANY
  ACT OF 1940, AS AMENDED (THE "1940 ACT"). THE COMPANY'S INVESTMENT
  OBJECTIVES ARE TO ACHIEVE A HIGH LEVEL OF INCOME FROM THE COLLECTION OF
     INTEREST AND PROCESSING AND FINANCIAL ADVISORY FEES, AS WELL AS
     LONG-TERM GROWTH IN ITS SHAREHOLDERS' EQUITY THROUGH THE APPRECIATION
      IN VALUE OF THE EQUITY INTERESTS IN ITS PORTFOLIO COMPANIES. SEE "BUSINESS." NO ASSURANCES CAN BE GIVEN THAT THE COMPANY WILL
        CONTINUE TO ACHIEVE THESE OBJECTIVES. THIS PROSPECTUS SETS FORTH
        THE INFORMATION ABOUT THE COMPANY THAT A PROSPECTIVE INVESTOR
        SHOULD KNOW BEFORE INVESTING AND SHOULD BE RETAINED FOR FUTURE REFERENCE. ADDITIONAL INFORMATION ABOUT THE COMPANY HAS BEEN
           FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS
           AVAILABLE UPON WRITTEN OR ORAL REQUEST WITHOUT CHARGE. SEE
                           "ADDITIONAL INFORMATION."
                            ------------------------

SEE "RISK FACTORS" BEGINNING ON PAGE 10 FOR CERTAIN INFORMATION THAT SHOULD BE
    CONSIDERED BY PROSPECTIVE PURCHASERS OF THE COMMON STOCK OFFERED HEREBY.
                            ------------------------

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES
   AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A
                               CRIMINAL OFFENSE.

                                                    UNDERWRITING           PROCEEDS              PROCEEDS TO
                                PRICE TO           DISCOUNTS AND              TO                   SELLING
                                 PUBLIC            COMMISSIONS(1)         COMPANY(2)            SHAREHOLDERS
                               -----------         --------------         ----------         -------------------
Per Share..............        $                     $                    $                      $
Total(3)...............        $                     $                    $                      $

------------

    (1) The Company and the Selling Shareholders have agreed to indemnify the several Underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended. See "Underwriters."

    (2) Before deducting expenses payable by the Company estimated at $        .

    (3) The Company has granted to the U.S. Underwriters an option, exercisable within 30 days of the date hereof, to purchase up to an aggregate of 435,000 additional Shares at the Price to Public less Underwriting Discounts and Commissions for the purpose of covering over-allotments, if any. If the U.S. Underwriters exercise such option in full, the total Price to Public, Underwriting Discounts and Commissions and Proceeds to
        Company will be $        , $        and $        , respectively. See
        "Underwriters."

                            ------------------------

     The Shares are offered, subject to prior sale, when, as and if accepted by the Underwriters named herein and subject to approval of certain legal matters by Skadden, Arps, Slate, Meagher & Flom LLP, counsel for the Underwriters. It is
expected that the delivery of the Shares will be made on or about February   ,
1997 at the office of Morgan Stanley & Co. Incorporated, New York, N.Y., against payment therefor in immediately available funds.
                            ------------------------

MORGAN STANLEY & CO.
    Incorporated
             THE ROBINSON-HUMPHREY COMPANY, INC.
                          J.C. BRADFORD & CO.
                                      EQUITABLE SECURITIES CORPORATION
January   , 1997

                           SIRROM CAPITAL CORPORATION

     The following map sets forth, as of September 30, 1996, the 24 states in which the Company's portfolio companies maintain their principal place of business and the number of portfolio companies in each state.

                             [MAP OF UNITED STATES]

     NO PERSON IS AUTHORIZED IN CONNECTION WITH ANY OFFERING MADE HEREBY TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION NOT CONTAINED IN THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY, ANY SELLING STOCKHOLDER OR ANY UNDERWRITER. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY SECURITY OTHER THAN THE COMMON STOCK OFFERED HEREBY, NOR DOES IT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY SECURITIES OFFERED HEREBY TO ANY PERSON IN ANY JURISDICTION IN WHICH IT IS UNLAWFUL TO MAKE SUCH AN OFFER OR SOLICITATION TO SUCH PERSON. NEITHER THE DELIVERY OF THIS PROSPECTUS NOR ANY SALE MADE HEREBY SHALL UNDER ANY CIRCUMSTANCES IMPLY THAT THE INFORMATION CONTAINED HEREIN IS CORRECT AS OF ANY DATE SUBSEQUENT TO THE DATE HEREOF.

                             ---------------------

                               TABLE OF CONTENTS

                                        PAGE
                                        ----
Prospectus Summary....................    4
The Company...........................   10
Additional Information................   10
Risk Factors..........................   11
Use of Proceeds.......................   14
Distributions and Price Range of
  Common Stock........................   15
Capitalization........................   16
Selected Financial Data...............   17
Management's Discussion and Analysis
  of Financial Condition and Results
  of Operations.......................   18
Business..............................   24
Investment Objectives and Policies....   30
Portfolio Companies...................   32
Management............................   40
Certain Transactions..................   46
Principal and Selling Shareholders....   47
Determination of Net Asset Value......   48
Reinvestment Plan.....................   48
Tax Status............................   49
Description of Capital Stock..........   52
Regulation............................   53
Shares Eligible for Future Sale.......   55
Underwriters..........................   56
Legal Matters.........................   59
Custodian, Transfer and Dividend
  Paying Agent and Registrar..........   59
Reports to Shareholders...............   59
Independent Public Accountants........   59
Index to Financial Statements.........  F-1

                             ---------------------

     IN CONNECTION WITH THIS OFFERING, THE UNDERWRITERS MAY OVER-ALLOT OR EFFECT TRANSACTIONS WHICH STABILIZE OR MAINTAIN THE MARKET PRICE OF THE SHARES AT A LEVEL ABOVE THAT WHICH MIGHT OTHERWISE PREVAIL IN THE OPEN MARKET. SUCH TRANSACTIONS MAY BE EFFECTED ON THE NASDAQ NATIONAL MARKET, IN THE OVER-THE-COUNTER MARKET OR OTHERWISE. SUCH STABILIZING, IF COMMENCED, MAY BE DISCONTINUED AT ANY TIME.



     IN CONNECTION WITH THIS OFFERING, CERTAIN UNDERWRITERS MAY ENGAGE IN PASSIVE MARKET MAKING TRANSACTIONS IN THE COMMON STOCK ON THE NASDAQ NATIONAL MARKET IN ACCORDANCE WITH RULE 10B-6A UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED. SEE "UNDERWRITERS."

                               PROSPECTUS SUMMARY

     The following summary is qualified in its entirety by and should be read in conjunction with the more detailed information and the financial statements and notes thereto appearing elsewhere in this Prospectus. Unless otherwise indicated, all information in this Prospectus assumes no exercise of the Underwriters' over-allotment option.

     Information contained or incorporated by reference in this Prospectus may contain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, which can be identified by the use of forward-looking terminology such as "may," "will," "expect," "intend," "anticipate," "estimate" or "continue" or the negative thereof or other variations thereon or comparable terminology. The matters described in "Risk Factors" and certain other factors noted throughout this Prospectus and in any exhibits to the Registration Statement of which this Prospectus is a part, constitute cautionary statements identifying important factors with respect to any such forward-looking statements, including certain risks and uncertainties, that could cause actual results to differ materially from those in such forward-looking statements.

                                  THE COMPANY

     Sirrom Capital Corporation ("Sirrom" or the "Company") is a specialty finance company that is primarily engaged in making loans to small businesses. The Company's loans typically range from $500,000 to $5.0 million in size, have a five-year maturity, require interest payments monthly and are accompanied by warrants to purchase an equity interest in the borrower at a nominal exercise price (usually $.01 per share). The Company targets borrowers that meet certain criteria, including the potential for significant growth, adequate collateral coverage, experienced management teams with a significant ownership interest in the borrower, sophisticated outside equity investors and profitable operations. To develop new lending opportunities, the Company markets to an extensive referral network comprised of venture capitalists, investment bankers, attorneys, accountants, commercial bankers and business brokers. The Company believes the market for small commercial loans is underserved by traditional lending sources and that competitors generally are burdened with an overhead and administrative structure that hinders them from competing most effectively in this market. The principal investment objectives of the Company are to achieve
(i) a high level of current income from interest and processing and financial advisory fees and (ii) long-term growth in its shareholders' equity through the appreciation in value of the equity interests in its portfolio companies.

     The Company, which was founded in 1992, has experienced significant growth in both the size and diversity of its investment portfolio. At September 30, 1996, the Company had loans outstanding with a fair value of $220.0 million to 119 companies in a variety of industries. The Company's loan portfolio balances at December 31, 1993, 1994 and 1995 were $42.4 million, $72.3 million and $144.9 million, respectively. The Company's pre-tax operating income has increased from $2.1 million for the year ended December 31, 1993 to $11.9 million for the nine months ended September 30, 1996. Since inception, the Company has had realized gains of $7.8 million (net of realized losses) from the sale of its equity positions in portfolio companies and at September 30, 1996, had $12.6 million in unrealized appreciation of investments (net of unrealized depreciation of investments).

     The Company has begun to broaden its geographic market, has recently relocated a senior lender to open and manage a San Francisco office, and currently anticipates opening an office in the Northeast in fiscal 1997. In addition, the Company has reached a preliminary understanding with a Canadian financial institution to make small business loans in Canada similar to those made in the United States. In an effort to broaden its target market of borrowers, the Company has also begun to market loans with equity features to public companies with a market capitalization of less than $100.0 million through a newly formed subsidiary, Tandem Capital, Inc. ("Tandem"). The Company believes these borrowers are also underserved by traditional lending sources. In addition to making loans to small businesses, the Company also provides merger and acquisition advisory services with respect to companies in the small business sector through its wholly-owned subsidiary, Harris Williams & Co., a Virginia corporation ("Harris Williams"). Harris Williams typically receives a monthly retainer fee with respect to each engagement, as well as a success fee for each transaction that is closed.

     The Company is a non-diversified, closed-end investment company that has elected to be treated as a business development company (a "BDC") under the Investment Company Act of 1940 (the "1940 Act"). The Company was licensed as a small business investment company ("SBIC") by the U.S. Small Business Administration (the "SBA") under the Small Business Investment Company Act of 1958 (the "SBIA") on May 14, 1992. In August 1996, the Company transferred its SBIC operations, including its SBIC license, assets and liabilities, to Sirrom Investments, Inc., its wholly-owned subsidiary ("SII").

                                  THE OFFERING

Common Stock Offered(1):

  International
  Offering.................     580,000

  United States
  Offering.................   2,320,000

          Total............   2,900,000

Common Stock to be
  outstanding after the
  Offering.................  15,024,080
---------------

(1) Of the 2,320,000 shares of Common Stock being offered in the United States Offering, 2,144,410 shares are being sold by the Company and 175,590 shares are being sold by the Selling Shareholders. Of the 580,000 shares of Common Stock being offered in the International Offering, 536,103 shares are being sold by the Company and 43,897 shares are being sold by the Selling Shareholders.

Nasdaq National Market
  Symbol...................  SROM

Use of Proceeds............  Origination of loans and investments and temporary repayment of indebtedness. The Company will not receive any proceeds from the sale of Common Stock by the Selling Shareholders. See "Use of Proceeds."

Distributions..............  The Company has distributed and currently intends to continue to distribute quarterly to its shareholders 90% of its net investment income. See "Distributions and Price Range of Common Stock."

Risk Factors...............  Investment in shares of the Common Stock involves certain risks relating to the structure and investment objectives of the Company that should be considered by the purchasers of the Common Stock. See "Risk Factors."

                             Risks Associated with Investments in Small,
                             Privately Owned Companies. The Company's portfolio consists primarily of loans to and securities issued by privately owned small businesses. There is generally no publicly available information about such companies, and the Company must rely on the diligence of its employees and agents to obtain information in connection with the Company's investment decisions. In addition, there is typically no public market for securities of privately owned companies. A significant majority of the Company's portfolio securities are and will continue to be subject to restrictions on resale or otherwise have no established trading market. The illiquidity of most of the Company's portfolio securities may adversely affect the ability of the Company to dispose of such securities in a timely matter and at a fair price at times when the Company deems it necessary or advantageous. The valuation of securities in the Company's portfolio is determined in good faith by the Company's Board of Directors in the absence of readily ascertainable market values. The estimated values may differ signifi-cantly from the values that would have been used had a ready market for the securities existed, and the differences could be material.

                             Risk of Payment Default. The loans made by the Company to small businesses carry a relatively high fixed rate of interest. The small businesses may have limited financial resources and may be unable to obtain financing from traditional sources. In addition, a small business' ability to repay its loans may be adversely affected by numerous factors, including the failure to meet its business plan, a downturn in its industry, or negative economic conditions. A deterioration in a borrower's financial condition and prospects usually will be accompanied by a deterioration in the value of any collateral for the loan and the likelihood of realizing on any guarantees obtained from the borrower's management. Investment in small businesses, therefore, involves a high degree of business and financial risk, which can result in substantial losses and accordingly, should be considered speculative.

                             Risks of Expansion. Since its inception, the Company has expanded its small business lending activities substantially, both in size and geographic scope. After this Offering, the Company anticipates not only continuing to expand its traditional small business lending activities, but also expanding its business to include unsecured loans to and investments in public companies with equity market capitalizations below $100.0 million and Canadian small businesses. No assurance can be given that the Company will continue to maintain the historic growth rates of its loan and investment portfolio, or that it will be able to develop sufficient lending and administrative personnel and management and operating systems to manage its expansion effectively.

                             Leverage Risks. The Company's use of leverage and its obligation to make required interest payments to its funding sources tends to increase the amount of risk associated with the Company's operations. Leverage magnifies the potential for gain and loss on monies invested and, therefore, results in an increase in the risks associated with an investment in the Company's securities.

                             Risk of Unavailability of Funds. As the Company grows, it will have a continuing need for long-term capital to finance its lending activities. Traditionally, the Company's capital needs have been met by borrowings under SBA programs, from commercial banks and through the sale of equity securities. As an SBIC, SII has borrowed $90.0 million the maximum amount available to an SBIC from the SBA at a relatively low interest rate. SII has supplemented its SBA borrowings with a $50.0 million revolving credit facility (the "Revolving Credit Facility") from First Union National Bank of Tennessee and a syndicate of other banks. At December 31, 1996, the Company had $
                             outstanding thereunder. To support the Company's future loan origination activities outside of SII, the Company, through its wholly-owned subsidiary Sirrom Funding Corporation ("SFC"), has also established a $100.0 million five-year non-amortizing credit facility (the "ING Credit
                             Facility"). At December 31, 1996 $       was
                             outstanding under the ING Credit Facility.

                             Risk of Voluntary or Involuntary Termination of Pass Through Tax Treatment. The Company, SII and SFC have each qualified for and elected to be taxed as a regulated investment company (a "RIC"), and as such SII and SFC distribute at least 90% of their respective net investment income to the Company and the Company, in turn, distributes 90% of its net investment income, including such dividends, to its shareholders. In any year in which the Company, SII or SFC so qualifies, it generally will not be subject to federal income tax on net investment income and net capital gains distributed to its respective shareholders. However, the Company, SII or SFC may retain part or all of its realized long-term capital gains, in which case each such entity would be required to pay tax on such capital gains and the Company's shareholders or the Company, as appropriate, would receive a deemed distribution and a tax credit for their or its pro rata portion of the tax paid by the entity that retains the capital gains. However, because the Company uses leverage, it is subject to certain asset coverage ratio requirements set forth in the 1940 Act and could, under certain circumstances, be restricted from making distributions necessary to qualify as a RIC under Subchapter M of the Code. The election to qualify as a RIC is made on an annual basis, and no assurance can be given that the Company, SII or SFC will continue to elect or to qualify for such treatment. Harris Williams does not qualify to be taxed as a RIC and therefore pays tax at the subsidiary level. If the Company, or any of its subsidiaries other than Harris Williams was to fail to qualify or elect not to qualify as a RIC and its income became fully taxable, a reduction in the Company's net assets by the amount of the tax payable, the amount of income available for distribution to the Company's shareholders and the percentage of such income actually distributed could result.

                               FEES AND EXPENSES

     The purpose of the following table is to assist the investor in understanding the various costs and expenses that an investor in the Company will bear directly or indirectly.

SHAREHOLDER TRANSACTION EXPENSES
  Sales load (as a percentage of offering price)...............................           %(1)
                                                                                 ---------
  Dividend Reinvestment Plan fees..............................................       None(2)
ANNUAL EXPENSES (as a percentage of net assets attributable to common shares)(3)
  Operating expenses...........................................................           %(4)
                                                                                 ---------
  Interest payments on borrowed funds..........................................           %
                                                                                 ---------
          Total Annual Expenses (estimated)....................................           %
                                                                                 =========

------------

(1) The underwriting discounts and commissions with respect to the Common Stock sold by the Company in this Offering, which are onetime fees paid by the Company to the Underwriters in connection with this Offering, are the only sales load paid in connection with this Offering.

(2) The expenses of the Company's Dividend Reinvestment Plan (the "Reinvestment Plan") are included in stock record expenses, a component of "Operating expenses." The Company has no cash purchase plan. The participants in the Reinvestment Plan will bear a pro rata share of brokerage commissions incurred with respect to open market purchases.

(3) Assumes a net asset value of $[ ] million, which will be the Company's estimated shareholders' equity upon completion of the Offering. Operating expenses and interest payments are calculated on an annualized basis based on the nine months ended September 30, 1996.

(4) Operating expenses consist primarily of compensation and employee benefits, travel and other marketing expenses, rent and other similar expenses.

EXAMPLE

     The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in the Company. These amounts assume no additional
leverage and are based upon the payment by an investor of a      % sales load
(the underwriting discounts and commissions paid by the Company with respect to the Common Stock sold by the Company in this Offering) and the payment by the Company of operating expenses at the levels set forth in the table above.

                                                         1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                        --------   --------   --------   --------
You would pay the following expenses on a $1,000
  investment, assuming a 5.0% annual return...........  $      []  $      []  $      []  $      []

     This example should not be considered a representation of the future expenses of the Company, and actual expenses may be greater or less than those shown. Although the example assumes (as required by the Securities and Exchange Commission (the "Commission")) a 5.0% annual return, the Company's performance will vary and may result in a return of greater or less than 5.0%. In addition, while the example assumes reinvestment of all dividends and distributions at net asset value, participants in the Reinvestment Plan may receive shares purchased by First Union National Bank, as administrator of the Reinvestment Plan (the "Reinvestment Plan Administrator") at the market price in effect at the time, which may be at, above or below net asset value. See "Reinvestment Plan."

                  SUMMARY HISTORICAL FINANCIAL AND OTHER DATA
                 (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

                                            FROM                                                        NINE MONTHS
                                         INCEPTION                   YEAR ENDED                            ENDED
                                          THROUGH                   DECEMBER 31,                       SEPTEMBER 30,
                                        DECEMBER 31,    ------------------------------------     -------------------------
                                            1992          1993         1994          1995          1995            1996
                                        ------------    ---------    ---------    ----------     ---------      ----------
                                                                                                        (UNAUDITED)
STATEMENTS OF OPERATIONS DATA:
  Total operating income.............    $      918     $   4,214    $   8,238    $   15,575     $  10,591      $   19,298
  Interest expense...................           127         1,427        3,124         4,771         3,361           5,979
  General, administrative and
    amortization expenses............           218           928        1,313         2,702         1,843           4,037
  Equity in pretax income of
    unconsolidated subsidiary........            43           207          553           812           609           2,573
                                          ---------     ---------    ---------     ---------     ---------      ----------
  Pretax operating income(1).........    $      616     $   2,066    $   4,354    $    8,914     $   5,934      $   11,855
                                          =========     =========    =========     =========     =========      ==========
  Pretax operating income per
    share............................    $      .18     $     .48    $     .83    $      .96     $     .70      $     1.05
  Dividends per share................            --            --           --           .89           .63             .82
  Fully diluted weighted average
    number of shares outstanding.....     3,548,000     4,274,000    5,222,000     9,072,000     8,603,000      11,275,000
OTHER OPERATING DATA:
  Number of portfolio companies with
    loans outstanding at period
    end..............................            17            38           57            91            81             119
  Number of new portfolio
    companies........................            17            24           25            44            34              36
  Principal amount of loans
    originated.......................    $   14,639     $  31,470    $  40,785    $  101,505     $  71,344      $  103,138
  Principal amount of loan
    repayments.......................             0         2,013        7,585        14,414     $  11,112      $   16,217
  Net interest spread(2).............           5.6%          5.8%         5.5%          5.8%          5.7%(3)         5.9%(3)
  General and administrative expenses
    as a percentage of assets........           1.5%          1.6%         1.3%          1.4%          1.4%(4)         1.7%(4)

                                                                                             SEPTEMBER 30, 1996
                                                                                         --------------------------
                                                                                          ACTUAL     AS ADJUSTED(5)
                                                                                         --------    --------------
                                                                                                (UNAUDITED)
BALANCE SHEET DATA:
  Cash and cash equivalents...........................................................   $ 20,789       $
  Loans...............................................................................    220,050
  Equity interests....................................................................     25,578
  Warrants............................................................................     15,088
  Total assets........................................................................    287,262
  Revolving Credit Facility...........................................................     41,811
  Debentures payable to SBA...........................................................     83,260
  Total shareholders' equity..........................................................    156,539

---------------

(1) Beginning in February 1995, the Company elected to be taxed as a RIC under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). SII and SFC have also elected the same tax treatment. As such, SII and SFC must distribute at least 90% of their respective net investment income (net interest income plus net realized short-term capital gains) to the Company (as its sole shareholder) and the Company must, in turn, distribute at least 90% of its net investment income (including dividends from SII, SFC and Harris Williams) to its shareholders, on a quarterly basis. In years in which the Company qualifies as a RIC, it generally will not be subject to federal income tax on net investment income and net capital gains distributed to shareholders. SII and SFC may retain all or a portion of their respective long-term capital gains, net of applicable taxes, to supplement equity capital and to support growth in their respective portfolios. Harris Williams is taxed at the corporate level as it does not qualify to be taxed as a RIC.
(2) Net interest spread represents the weighted average gross yield on the Company's interest bearing investments less the weighted average cost of long-term borrowed funds at the end of the respective periods shown.
(3) Calculated on an annualized basis.
(4) Calculated on an annualized basis.
(5) Adjusted to reflect the sale by the Company of 2,680,513 shares of Common Stock offered hereby by the Company at an offering price of $[ ] per share and the application of the estimated net proceeds therefrom. See "Use of Proceeds."

                                  THE COMPANY

     The Company was incorporated under the laws of the State of Tennessee in November 1994 and is a non-diversified, closed-end investment company that has elected to be treated as a BDC under the 1940 Act. The Company's principal executive offices are located at 500 Church Street, Suite 200, Nashville, Tennessee 37219 and its telephone number is (615) 256-0701.

     The Company is the successor to Sirrom Capital, L.P., a Tennessee limited partnership (the "Partnership"), which was organized under the laws of Tennessee in 1991. Pursuant to a conversion (the "Conversion") consummated on February 1, 1995 all partners of the Partnership (the "Partners") transferred their Partnership interests to the Company in exchange for the issuance of 5,050,116 shares of Common Stock. The Common Stock was received by each Partner in proportion to the Partner's percentage interest in the Partnership. Following this exchange, the Partnership was dissolved and liquidated by operation of law, and all of the assets and liabilities of the Partnership (including the SBIC license which was obtained by the Partnership in May 1992) were assigned and transferred to the Company. In August 1996, the Company transferred its SBIC operations, including its SBIC license, assets and liabilities to SII, its wholly-owned subsidiary, and acquired Harris Williams, which, since the acquisition, has operated as a "C" corporation and a wholly-owned subsidiary of the Company. In December 1996, the Company formed SFC, a special purpose, bankruptcy remote subsidiary, as the borrower under the ING Credit Facility. Unless otherwise indicated, all references to the Company include the Partnership, SII, SFC and Harris Williams and their respective historical operations.

                             ADDITIONAL INFORMATION

     The Company has filed with the Commission a Registration Statement on Form N-2 (the "Registration Statement") under the Securities Act, with respect to the shares of Common Stock offered by this Prospectus. This Prospectus, which is a part of the Registration Statement, does not contain all of the information set forth in the Registration Statement or the exhibits and schedules thereto. For further information with respect to the Company and the Common Stock, reference is made to the Registration Statement, including the exhibits and schedules thereto.

     The Company is subject to the informational requirements of the Securities Exchange Act of 1934, and, in accordance therewith, files reports, proxy statements and other information with the Commission. The Registration Statement and the exhibits and schedules thereto filed with the Commission, as well as such reports, proxy statements and other information, may be inspected, without charge, at the public reference facility maintained by the Commission at Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549, and at the Commission's Regional Offices located at Seven World Trade Center, New York, New York 10048, and 500 West Madison Street, Suite 1400, Chicago, Illinois 60661. The Commission maintains a web site that contains reports, proxy statements and other information regarding registrants, including the Company, that file such information electronically with the Commission. The address of the Commission's web site is http://www.sec.gov. Copies of such material may also be obtained from the Public Reference Section of the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. The Common Stock is listed on the Nasdaq National Market, and such reports, proxy statements and other information can also be inspected at the offices of the National Association of Securities Dealers, Inc., Corporate Financing Department, 9513 Key West Avenue, 3rd Floor, Rockville, Maryland 20850.

                                  RISK FACTORS

     The purchase of the shares offered by this Prospectus involves a number of significant risks and other factors relating to the structure and investment objectives of the Company. As a result, there can be no assurance that the Company will continue to achieve its investment objectives. In addition to the other information contained in this Prospectus, the following risk factors should be carefully considered in evaluating an investment in the Common Stock.

RISKS ASSOCIATED WITH INVESTMENTS IN SMALL, PRIVATELY OWNED COMPANIES

     The Company's portfolio consists primarily of loans to and securities issued by small, privately owned businesses. There is generally no publicly available information about such companies, and the Company must rely on the diligence of its employees and agents to obtain information in connection with the Company's investment decisions. Typically, small businesses depend for their success on the management talents and efforts of one person or a small group of persons, and the death, disability or resignation of one or more of these persons could have a material adverse impact on the related company. Moreover, small businesses frequently have smaller product lines and market shares than their competition. Small companies may be more vulnerable to economic downturns and often need substantial additional capital to expand or compete. Such companies may also experience substantial variations in operating results. Investment in small businesses therefore involves a high degree of business and financial risk, which can result in substantial losses and accordingly should be considered speculative. The Company's operating history is relatively limited and it has not operated in recessionary economic periods during which the operating results of small business companies such as those in the Company's portfolio often are adversely affected. While the Company generally seeks to make senior secured loans, its loans are often made on a subordinated basis, which results in a higher degree of risk of collection. The Company also has the ability to make unsecured loans or invest in equity securities which likewise may involve a higher degree of risk.

RISK OF ILLIQUIDITY OF PORTFOLIO INVESTMENTS

     Liquidity relates to the ability of the Company to sell either a debt or equity security in a timely manner at a price that reflects the fair market value of that security. Most of the Company's investments are or will be securities acquired directly from small, privately owned companies. The Company's portfolio securities are and will usually be subject to restrictions on resale or otherwise have no established trading market. The illiquidity of most of the Company's portfolio securities may adversely affect the ability of the Company to dispose of such securities in a timely manner and at a fair price at times when the Company deems it necessary or advantageous. The valuation of securities in the Company's portfolio is determined in good faith by the Company's Board of Directors in the absence of readily ascertainable market values. The estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material.

RISK OF PAYMENT DEFAULT

     The Company generally makes nonamortizing, five-year term loans with relatively high fixed rates of interest to small companies that may have limited financial resources and may be unable to obtain financing from traditional sources. These loans are generally secured by the assets of the borrower. A borrower's ability to repay its loan may be adversely affected by numerous factors, including the failure to meet its business plan, a downturn in its industry or negative economic conditions. A deterioration in a borrower's financial condition and prospects usually will be accompanied by a deterioration in the value of any collateral for the loan and the likelihood of realizing on any guarantees obtained from the borrower's management. Although the Company seeks to be the senior, secured lender to a borrower, the Company is not always the senior lender, and any collateral for a loan may be subordinate to another lender's security interest.

RISK OF LOAN LOSSES EXCEEDING CURRENT ESTIMATES

     There is typically no public market for the debt or equity securities of small, privately owned companies. As a result, the valuation of securities in the Company's portfolio is subject to the good faith determination of the Company's Board of Directors. See "Determination of Net Asset Value." Unlike certain lending institutions, the Company does not establish reserves for loan losses, but revalues its portfolio on a quarterly basis to reflect the Company's estimate of the current realizable value of the loan portfolio. At September 30, 1996, management's estimate of potential loan losses in its loan portfolio was $6.6 million. There can be no assurance that this estimate reflects the amounts that ultimately will be realized on these loans. See "Business -- Operations."

INTEREST RATE RISK

     The Company's income is materially dependent upon the "spread" between the rate at which it borrows funds and the rate at which it loans these funds. The Company anticipates using a combination of long-term and short-term borrowings to finance its lending activities and engaging in interest rate risk management techniques, including various interest rate hedging activities. Since inception, the Company's net interest spread has averaged 5.7% (570 basis points). There can be no assurance that the Company will maintain this net interest spread or that a significant change in market interest rates will not have a material adverse effect on the Company's profitability.

RISKS OF EXPANSION

     Since inception, the Company has expanded its small business lending activities substantially, both in size and geographic scope. After this Offering the Company anticipates not only continuing to expand its traditional small business lending activities, but also expanding its business activities to include unsecured loans to and investments in public companies with market capitalizations below $100.0 million and secured loans with warrants to Canadian small businesses. No assurance can be given that the Company will continue to maintain the historic growth rates of its loan and investment portfolio, or that it will be able to develop sufficient lending and administrative personnel, and management and operating systems to manage its expansion effectively.

     In August 1996, the Company acquired Harris Williams, a company which provides merger and acquisition financial advisory services to small and medium sized businesses. Harris Williams' income is derived from fees received for its financial advisory engagements, which typically provide for a monthly retainer and a success fee contingent upon the closing of each transaction. There can be no assurance that Harris Williams' fee income will continue at or exceed historical levels. See "Business."

LEVERAGE RISKS

     The Company, through SII, has borrowed funds from the SBA and under the Revolving Credit Facility and, through SFC, has borrowed funds under the ING Credit Facility, resulting in a significant leveraging of its assets. Leverage magnifies the potential for gain and loss on monies invested and, therefore, increases the risks associated with an investment in the Company's securities. The Company's creditors have claims on the Company's assets superior to the claims of the Company's shareholders. In addition, pursuant to the terms of the ING Credit Facility, the Company may be requested by ING, depending on interest rate conditions, to make deposits into a sinking fund account to be used by ING to purchase interest rate caps or to enter into additional interest rate swaps and transfer to SFC the interest rate cap payments payable to the Company, and failure of the Company to do so would cause the ING Credit Facility to be unavailable for future funding. The Company does not have the ability to estimate the size of such deposits if necessary and if prevailing interest rates substantially differ from the borrowing rate such amounts could be material. As of September 30, 1996, the Company's debt as a percentage of total liabilities and shareholders' equity was 43.5%. In addition, the ability of the Company to achieve its investment objectives may depend in part on its ability to achieve leverage on favorable terms, and there can be no assurance that such terms can be obtained.

     As of December 31, 1996, SII had borrowed $90.0 million from the SBA under
the SBA debenture program bearing an average annual interest rate of      %, had
$     million outstanding under the Revolving Credit Facility bearing an average
annual interest rate of    % and had $     million outstanding under the ING
Credit Facility bearing an average annual interest rate of    %. In order for
the Company to cover annual interest payments on the debt described above, it
must achieve annual returns of at least [       ]% on its portfolio.

     The purpose of the following table is to illustrate the effect of leverage on returns to a shareholder on an investment in the Company's Common Stock assuming various annual returns, net of expenses. The calculations set forth in the table are hypothetical and actual returns may be greater or less than those appearing below.

                                                                          ASSUMED RETURN ON THE
                                                                       COMPANY'S PORTFOLIO (NET OF
                                                                                EXPENSES)
                                                                       ----------------------------
                                                                       -10%   -5%   0%    5%    10%
                                                                       ----   ---   ---   ---   ---
Corresponding return to shareholder(1)...............................

------------

(1) The calculation assumes (i) $[      ] million in investments, (ii) an
    average cost of funds of [      ]%, (iii) $[      ] million in debt
    outstanding and (iv) $[      ] million of shareholders' equity.

RISK OF UNAVAILABILITY OF FUNDS

     As the Company grows, it will have a continuing need for long-term capital to finance its lending activities. Traditionally, the Company's capital needs have been met by borrowings under SBA programs, from commercial banks and through the sale of equity securities. The maximum amount of funding available to an SBIC from the SBA is $90.0 million. As of the date hereof, SII had outstanding borrowings of $90.0 million from the SBA and therefore has no additional SBA funding available. As of the date hereof, SII also had
outstanding borrowings of $     million of the $50.0 million available under the
Revolving Credit Facility. As of the date hereof, SFC had outstanding borrowings
of $          of the $100.0 million available under the ING Credit Facility.
Reductions in the availability of funds from commercial banks or other sources on terms favorable to the Company could have a material adverse effect on the Company. Furthermore, since in order to maintain RIC status, SII and SFC distribute 90% of their respective investment company taxable income to the Company and the Company presently distributes 90% of its investment company taxable income to its shareholders, such earnings are not available to fund loan originations. See "Management's Discussion and Analysis of Financial Condition and Results of Operations -- Financial Condition, Liquidity and Capital Resources."

     Under the Revolving Credit Facility, if either George M. Miller, II or David M. Resha ceases to be employed by the Company, the lenders have the ability to accelerate the repayment of any amounts outstanding. Under the ING Credit Facility, if any two of Mr. Miller, Mr. Resha and Carl W. Stratton cease to be actively involved in the management of the Company, then either ING or a majority of the noteholders may declare an event of default thereunder. See "Management's Discussion and Analysis of Financial Condition and Results of Operations -- Financial Condition, Liquidity and Capital Resources."

RISK OF VOLUNTARY OR INVOLUNTARY TERMINATION OF PASSTHROUGH TAX TREATMENT

     The Company, SII and SFC have each qualified for and elected to be taxed as a RIC and as such SII and SFC distributed at least 90% of their respective net investment to the Company and the Company, in turn, distributes 90% of its net investment, including such dividends, to its shareholders. In any year in which the Company, SII or SFC so qualifies, it generally will not be subject to federal income tax on net operating income and net capital gains distributed to its respective shareholders. However, the Company, SII or SFC may retain part or all of its realized long-term capital gains, in which case each such entity would be required to pay tax on such capital gains and the Company's shareholders or the Company, as appropriate, would receive a deemed distribution and a tax credit for their or its pro rata portion of the tax paid by the entity that retains the capital gains. However, because the Company uses leverage, it is subject to certain asset coverage ratio requirements set forth in the 1940 Act and could, under certain circumstances, be restricted from making distributions necessary to qualify as a RIC under Subchapter M of the Code. The election to qualify as a RIC is made on an annual basis, and no assurance can be given that the Company, SII or SFC will continue to elect or to qualify for such treatment. See "Tax Status." Harris Williams does not qualify to be taxed as a RIC and therefore, will pay tax at the subsidiary level. If the Company or any of its subsidiaries other than Harris Williams were to fail to qualify or elect not to qualify as a RIC and its respective income became fully taxable, a reduction in the Company's net assets by the amount of the tax payable, the amount of income available for distribution to the Company's shareholders and the percentage of such income actually distributed could result. For financial accounting purposes, the Company does not currently provide for deferred taxes on the amount of unrealized appreciation of its equity securities because of the uncertainty as to whether any long-term capital gain would be distributed to shareholders. If the Company were to retain substantially all of its realized gains as a matter of general practice, the Company would provide for deferred taxes on the amount of unrealized gains in its portfolio. In so doing, the Company would accrue a one time charge to earnings and shareholders' equity for financial reporting purposes for taxes on accumulated unrealized appreciation at that time, and thereafter would recognize unrealized appreciation, net of long-term capital gains tax. See "Tax Status" and "Regulation."

COMPETITIVE MARKET FOR INVESTMENT OPPORTUNITIES

     A large number of entities and individuals compete to make the types of investments made by the Company, many of whom have greater financial resources than the Company. As a result of this competition, the Company may from time to time be precluded from entering into attractive transactions. There can be no assurance that the Company will be able to identify and make investments which satisfy the Company's investment objectives or that it will be able to invest fully its available capital.

DEPENDENCE ON MANAGEMENT

     The Company is dependent for the selection, structuring, closing and monitoring of its loans and investments on the diligence and skill of management, particularly of George M. Miller, II, the loss of whose services could have a material adverse effect on the operations of the Company. See "Management."

                                USE OF PROCEEDS

     The net proceeds to the Company from the sale of the shares of Common Stock
offered hereby are estimated to be approximately $[     ] million, after
deducting the Underwriting discounts and commissions and estimated Offering expenses payable by the Company. The Company intends to use the net proceeds to
temporarily repay approximately $       million outstanding under the Revolving
Credit Facility and to originate new loans and make investments. The Company will then reborrow amounts available under the Revolving Credit Facility to originate new loans. Amounts outstanding under the Revolving Credit Facility
bear interest at    % per annum as of the date of this Prospectus. The Company believes that the net proceeds will be applied as set forth above within nine months of the Offering. Pending such application, the Company intends to invest the net proceeds of this Offering in time deposits and income-producing securities with maturities of 15 months or less that are issued or guaranteed by the federal government or agencies thereof. See "Investment Objectives and Policies."

                 DISTRIBUTIONS AND PRICE RANGE OF COMMON STOCK

     The Company has distributed and currently intends to continue to distribute 90% of its net operating income and net realized short-term capital gains, if any, on a quarterly basis to its shareholders. Net realized long-term capital gains may be retained to supplement the Company's equity capital and support growth in its portfolio, unless the Board of Directors determines in certain cases to make a distribution. There is no assurance that the Company will achieve investment results or maintain a tax status that will permit any specified level of cash distributions or year-to-year increases in cash distributions. See "Reinvestment Plan," "Regulation" and "Tax Status." Pursuant to the Reinvestment Plan, a shareholder whose shares are registered in his own name can elect to have all or a portion of the distributions reinvested in additional shares of Common Stock by the Reinvestment Plan Administrator, by letter to the Company received prior to the corresponding record date.

     The Common Stock is quoted on the Nasdaq National Market under the symbol SROM. On January 8, 1997, the last reported sale price of the Common Stock was $34.75 per share (a [ ]% premium to net asset value per share on such date). The following table sets forth the range of high and low closing sale prices of the Common Stock as reported on the Nasdaq National Market, the net asset value per share, the premium of high closing sale price to net asset value and the premium of low closing sale price to net asset value for the period from February 6, 1995, when public trading of the Common Stock commenced, through
January   , 1997. The Common Stock has historically traded at a premium to net asset value per share. There can be no assurance, however, that such premium will be maintained.

                                                                        PREMIUM OF     PREMIUM OF
                                      CLOSING SALE                      HIGH SALES     LOW SALES
                                         PRICE            NET ASSET    PRICE TO NET   PRICE TO NET
                                      ------------        VALUE PER    ASSET VALUE    ASSET VALUE    DIVIDEND
                                      HIGH     LOW       SHARE(1)(2)      (%)(2)         (%)(2)      DECLARED
                                      ----     ---       -----------   ------------   ------------   --------
1995
  First Quarter (beginning February
     6, 1995).......................  $11  5/8 $10 3/4     $  7.86           48%            37%        $.14
  Second Quarter....................   13  3/4  11 1/8        8.05           71             38          .26
  Third Quarter.....................   18  3/4  13 1/2       10.11           85             31          .23
  Fourth Quarter....................   20       16 3/4        9.23(3)       117             81          .26
1996
  First Quarter.....................   23  3/4  18 5/8        9.70          145             92          .24
  Second Quarter....................   29  1/2  23 1/4       12.78          129             82          .26
  Third Quarter.....................   30  1/4  23           12.38          144             86          .32
  Fourth Quarter....................   38  3/8  30 1/4      [    ]          [ ]            [ ]            []

------------

(1) Fully diluted net asset value per share is determined as of the last day in the relevant quarter and therefore may not reflect the net asset value per share on the date of the high and low sale price. Historically, the Company's net assets have been highest at the end of the quarter.

(2) Except for the information for the third and fourth quarters of 1996, the above table does not reflect the acquisition of Harris Williams in August 1996 for 898,454 shares of Common Stock in a transaction accounted for as a pooling-of-interests. If Net Asset Value had been calculated for periods prior to the acquisition to include the shares issued in the acquisition, the Net Asset Value per share for each of the quarters since the first quarter of 1995 and through the second quarter of 1996 would have been $7.17, $7.34, $9.30, $8.54, $9.03, and $12.05, respectively.

(3) This number reflects the issuance of shares by the Company in a public offering.

                                 CAPITALIZATION

     The following table sets forth (i) the actual capitalization of the Company at September 30, 1996, and (ii) the capitalization of the Company at September 30, 1996, as adjusted to reflect the effects of the sale of the Common Stock offered hereby by the Company, and the application of the net proceeds as set forth under "Use of Proceeds."

                                                                          SEPTEMBER 30, 1996
                                                                       -------------------------
                                                                        ACTUAL    AS ADJUSTED(1)
                                                                       --------   --------------
                                                                        (DOLLARS IN THOUSANDS)
Debentures payable to Small Business Administration..................  $ 83,260      $ 83,260
Revolving credit facility............................................    41,811            --
                                                                       --------       -------
                                                                       $125,071      $ 83,260
                                                                       --------       -------
Shareholders' equity:
Common stock, no par value, 50,000,000 shares authorized; 12,343,567 issued and outstanding (15,024,080 issued and outstanding as
  adjusted)(2).......................................................   132,407             []
Notes receivable from employees......................................    (1,539)       (1,539)
Undistributed net realized earnings..................................    13,064        13,064
Unrealized appreciation of investments...............................    12,607        12,607
                                                                       --------       -------
     Total shareholders' equity......................................   156,539
                                                                       --------       -------
Total Capitalization.................................................  $281,610      $
                                                                       ========       =======

---------------

(1) Assumes a public offering price of $34.75 (the last reported sale price of the Common Stock on the Nasdaq National Market on January 8, 1997).
(2) Excludes an aggregate of             shares issuable pursuant to stock
    options outstanding at September 30, 1996.

                            SELECTED FINANCIAL DATA

    The following tables set forth selected financial data of the Company, which should be read in conjunction with "Management's Discussion and Analysis of Financial Condition and Results of Operations" and with the Company's Financial Statements and Notes thereto included elsewhere in this Prospectus. The selected financial data set forth below as of and for the period from inception to December 31, 1992, and as of and for each of the three years in the period ended December 31, 1995, have been derived, in part, from the financial statements of the Company which have been audited by Arthur Andersen LLP, independent public accountants, whose report for the period from inception to December 31, 1992, and each of the three years in the period ended December 31, 1995, is included elsewhere in this Prospectus. Also included are unaudited financial statements for the nine months ended September 30, 1995 and 1996. The selected financial data for the nine months ended September 30, 1996, has been derived from the unaudited financial statements of the Company which, in the opinion of management, include all adjustments (which consist of only normal recurring adjustments) necessary for a fair presentation of the financial condition and results of operations of the Company for that period.

                                                        FROM
                                                     INCEPTION                                            NINE MONTHS ENDED
                                                      THROUGH           YEAR ENDED DECEMBER 31,             SEPTEMBER 30,
                                                    DECEMBER 31,   ---------------------------------    ----------------------
                                                        1992         1993        1994        1995         1995         1996
                                                    ------------   ---------   ---------   ---------    ---------    ---------
                                                                                                             (UNAUDITED)
                                                                  (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)
STATEMENTS OF OPERATIONS DATA:

Operating income:
  Interest on investments..........................  $      636    $   3,515   $   7,337   $  13,452    $   9,030    $  16,837
  Loan processing fees.............................         282          699         901       1,900        1,561        2,370
  Other income.....................................          --           --          --         223           --           91
                                                      ---------    ---------   ---------   ---------    ---------    ----------
        Total operating income.....................         918        4,214       8,238      15,575       10,591       19,298
Operating expenses:
  Interest expense.................................         127        1,427       3,124       4,771        3,361        5,979
  Salaries and benefits............................          --           --          --       1,082        1,035        2,180
  Management fees..................................         210          709       1,073          --           --           --
  Other operating expenses.........................          --          166         122       1,412          694        1,478
  State income tax on interest.....................          --          231         457         109           62           --
  Amortization expense.............................           8           54         118         208          114          379
                                                      ---------    ---------   ---------   ---------    ---------    ----------
        Total operating expenses...................         345        2,587       4,894       7,582        5,266       10,016
                                                      ---------    ---------   ---------   ---------    ---------    ----------
Equity in pretax income of unconsolidated
  subsidiary.......................................          43          207         553         812          609        2,573
Net operating income...............................         616        1,834       3,897       8,805        5,934       11,855
  Realized gain (loss) on investments..............         198         (799)       (538)      1,759          446        7,206
  Change in unrealized appreciation (depreciation)
    of investments.................................       1,813          (50)      3,356       4,694        4,146        2,795
Provision for income taxes.........................          --           --          --      (1,020)        (317)      (2,765)
                                                      ---------    ---------   ---------   ---------    ---------    ----------
Net increase in partners' capital and shareholders'
  equity resulting from operations.................  $    2,627    $     985   $   6,715   $  14,238    $  10,209    $  19,091
                                                      =========    =========   =========   =========    =========    ==========
Per share:
  Pretax operating income..........................  $      .18    $     .48   $     .83   $     .96    $     .70    $    1.05
  Net increase in partners' capital and
    shareholders' equity resulting from
    operations.....................................         .74          .23        1.29        1.57         1.19         1.69
  Dividends........................................          --           --          --         .89(1)       .63(1)       .82(1)
Fully diluted weighted average shares
  outstanding......................................   3,548,000    4,274,000   5,222,000   9,072,000    8,603,000    11,275,000
OPERATING STATISTICS:
Number of portfolio companies with loans
  outstanding at period end........................          17           38          57          91           81          119
Number of new portfolio companies..................          17           24          25          44           34           36
Principal amount of loans originated...............  $   14,639    $  31,470   $  40,785   $ 101,505    $  71,344    $ 103,138
Principal amount of loan repayments................          --        2,013       7,585      14,414    $  11,122    $  16,217
Loan portfolio at period end.......................      14,639       42,441      72,336     144,855      127,290      220,050
Average net interest spread at period end(2).......         5.6%         5.8%        5.5%        5.8%         5.7%(3)       5.9%(3)

                                                                           DECEMBER 31,                     SEPTEMBER 30, 1996
                                                             -----------------------------------------   ------------------------
                                                               1992       1993       1994       1995      ACTUAL   AS ADJUSTED(4)
                                                             --------   --------   --------   --------   --------  --------------
                                                                                    (DOLLARS IN THOUSANDS)     (UNAUDITED)
BALANCE SHEET DATA:

Cash and cash equivalents..................................  $  4,601   $  1,633   $    137   $    195   $ 20,789     $
Loans......................................................    14,639     42,441     72,336    144,855    220,050
Equity interests...........................................     4,233      3,591      7,577     15,912     25,578
Warrants...................................................       951      4,219      7,549     11,513     15,088
Total assets...............................................    24,850     53,289     90,969    177,030    287,262
Revolving credit facility..................................        --         --      6,389     13,200     41,811
Debentures payable to SBA..................................    10,000     34,000     51,000     73,260     83,260
Total shareholders' equity.................................    14,702     18,651     32,383     88,346    156,539

---------------
(1) For the year ended December 31, 1995, includes $.26 per share in dividends declared and paid in the first quarter of 1996 related to 1995 earnings and, with respect to the three months ended March 31, 1995 and 1996, represents dividends per share paid in the following quarter on income earned and gains realized in the respective three month periods presented.
(2) Net interest spread represents the weighted average gross yield on the Company's interest bearing investments less the weighted average cost of long-term borrowed funds.
(3) Calculated on an annualized basis.
(4) Adjusted to reflect the sale by the Company of 2,680,513 shares of Common Stock offered hereby by the Company and the application of the estimated net proceeds therefrom. See "Use of Proceeds."

                    MANAGEMENT'S DISCUSSION AND ANALYSIS OF
                 FINANCIAL CONDITION AND RESULTS OF OPERATIONS

     The following analysis of the financial condition and results of operations of the Company should be read in conjunction with the Selected Financial Data, the Company's Financial Statements and the Notes thereto and the other financial data included elsewhere in this Prospectus. The financial information provided below has been rounded in order to simplify its presentation. However, the ratios and percentages provided below are calculated using the detailed financial information contained in the Financial Statements and the Notes thereto and the financial data included elsewhere in this Prospectus. The financial information contained herein has been restated to reflect the operations of Harris Williams as an unconsolidated subsidiary of the Company accounted for by the equity method of accounting in conformity with the requirements of the 1940 Act.

OVERVIEW

     The following table summarizes selected financial information expressed as a percentage of total operating income and the change from year to year.

                                      % OF TOTAL OPERATING INCOME
                               ------------------------------------------
                                                            NINE MONTHS                 PERCENTAGE CHANGE
                                YEARS ENDED DECEMBER           ENDED          -------------------------------------
                                         31,               SEPTEMBER 30,      1994      1995     SEPTEMBER 30, 1996
                               -----------------------     --------------      VS.      VS.             VS.
                               1993     1994     1995      1995     1996      1993      1994     SEPTEMBER 30, 1995
                               -----    -----    -----     -----    -----     -----    ------    ------------------
Interest on investments......   83.4%    89.1%    86.4%     85.3%    87.2%    108.8%     83.3%           86.5%
Loan processing fees.........   16.6     10.9     12.2      14.7     12.3      28.9%    110.8%           51.8%
Other income.................    0.0      0.0      1.4       0.0      0.5        --        --              --
                               -----    -----    -----     -----    -----
    Total Operating Income...  100.0%   100.0%   100.0%    100.0%   100.0%     95.5%     89.1%           82.2%
Interest expense.............   33.9     37.9     30.6      31.7     31.0     118.8%     52.8%           77.9%
Salaries, benefits, and other
  operating expenses.........   20.8     14.5     16.0      16.3     19.0      36.6%    108.7%          111.6%
State income tax on
  interest...................    5.5      5.5      0.7       0.6      0.0      98.1%    (76.1%)        (100.0%)
Amortization expense.........    1.3      1.4      1.3       1.1      2.0     119.6%     76.1%          232.5%
                               -----    -----    -----     -----    -----
    Total Operating
      Expenses...............   61.4     59.4     48.7      49.7     51.9      89.2%     54.9%           90.2%
Equity in pre-tax income of
  unconsolidated
  subsidiary.................    4.9      6.7      5.2       5.8     13.3     166.9%     46.8%          322.5%
                               -----    -----    -----     -----    -----
    Net Operating Income.....   43.5%    47.3%    56.5%     56.0%    61.4%    112.5%    125.9%           99.8%
                               =====    =====    =====     =====    =====

     The following table summarizes the Company's operating results by quarter for 1995 and the first three quarters of 1996.

                                             MARCH      JUNE     SEPT.      DEC.     MARCH      JUNE     SEPT.
                                              1995      1995      1995      1995      1996      1996      1996
                                             ------    ------    ------    ------    ------    ------    ------
Interest on investments....................  $2,424    $3,231    $3,375    $4,422    $4,862    $5,586    $6,389
Loan processing fees.......................     541       313       706       340       921       652       797
Other income...............................      --        --        --       223        --        62        28
                                             ------    ------    ------    ------    ------    ------    ------
    Total Operating Income.................   2,965     3,544     4,081     4,985     5,783     6,300     7,214
Interest expense...........................     999     1,170     1,192     1,410     1,790     2,051     2,138
Salaries, benefits, and other operating
  expenses.................................     673       434       620       767     1,216     1,172     1,270
State income tax on interest...............      --       109        --        --        --        --        --
Amortization expense.......................      30        38        45        95       188        89       101
                                             ------    ------    ------    ------    ------    ------    ------
    Total Operating Expenses...............   1,702     1,751     1,657     2,272     3,194     3,312     3,509
Equity in pre-tax income of unconsolidated
  subsidiary...............................     194         8       408       202       795       627     1,151
                                             ------    ------    ------    ------    ------    ------    ------
    Net Operating Income...................  $1,457    $1,801    $2,632    $2,915    $3,384    $3,615    $4,856
                                             ======    ======    ======    ======    ======    ======    ======

     The Company's principal investment objectives are: (i) to achieve through its own operations and those of its subsidiaries a high level of income from interest and processing fees on loans originated and (ii) long-term growth in its shareholders' equity through the appreciation in value of equity interests in its portfolio companies and to achieve through Harris Williams a high level of income from fees earned from consulting services rendered in merger and acquisition transactions. The Company's and SII's loans are typically made in the form of secured debt with relatively high fixed interest rates accompanied by warrants to purchase equity securities of the borrower. In addition to interest on investments, the Company and SII also typically collect an up-front processing fee on each loan they originate. Harris Williams typically obtains a retainer fee for each transaction for which it is retained and, in addition, a success fee when the transaction is consummated.

RESULTS OF OPERATIONS

     The Company's financial performance in the Statements of Operations is composed of three primary elements. The first is "Net operating income," which is the difference between the Company's income from interest, dividends, fees, and Harris Williams' pre-tax income and its total operating expenses, including interest expense. The second element is "Realized gain (loss) on investments," which is the difference between the proceeds received from the disposition of portfolio assets in the aggregate at the end of the period and their stated costs at the beginning of the period. The third element is the "Change in unrealized appreciation (depreciation) of investments," which is the net change in the fair values of the Company's portfolio assets compared with their fair values at the beginning of the period or their stated costs, as appropriate. Generally, "Realized gain (loss) on investments" and "Change in unrealized appreciation (depreciation) of investments" are inversely related in that when an appreciated asset is sold to realize a gain, a decrease in unrealized appreciation occurs when the gain associated with the asset is transferred from the "unrealized" category to the "realized" category. Conversely, when a loss is realized on a depreciated portfolio asset, the reclassification of the loss from "unrealized" to "realized" causes an increase in unrealized appreciation and an increase in realized loss.

     Nine Months Ended September 30, 1996

     Net Operating Income. During the nine month period ended September 30, 1996, interest on investments was $16.8 million, an 86.7% increase over the $9.0 million earned in the same period of 1995. During the first nine months of 1996, the Company collected $2.4 million in processing fees, a 51.8% increase over the $1.6 million collected in the same period of 1995. These increases in interest income and processing fees are a result of the increase both in the dollar amount of loans outstanding during the period and loans originated during the period. The Company's loan portfolio increased 93.0% to $220.0 million at September 30, 1996, from $127.0 million at September 30, 1995. The $103.1 million of loans originated in the first nine months of 1996 was a 38.0% increase over the $74.7 million of loans originated in the same period of 1995. In addition, the weighted average interest rate charged on the loan portfolio at September 30, 1996 was 13.13%, as compared to 12.67% at September 30, 1995.

     The most significant portion of the Company's total operating expenses is interest expense. In connection with the corporate restructuring in August 1996, the Company transferred its SBA-guaranteed debentures and the Revolving Credit Facility to SII. The Company continues to guarantee that indebtedness. The Company's interest expense for the first nine months of 1996 increased to $6.0 million, a 76.0% increase over the $3.4 million paid in the same period of 1995. The increase in interest expense from 1995 to 1996 is primarily attributable to increased borrowings from the SBA and establishment of and borrowing under the Revolving Credit Facility. Borrowings from the SBA were $83.3 million on September 30, 1996, and $73.3 million on September 30, 1995. Amounts outstanding under the Revolving Credit Facility at September 30, 1996, were $41.8 million.

     The other significant components of total operating expenses are (i) overhead, which primarily relates to employee compensation, travel and marketing expenses, office expenses and legal fees, (ii) amortization of borrowing costs and (iii) state taxes. These expenses totaled $4.0 million for the first nine months of 1996, a 110.0% increase over the $1.9 million of such expenses in the same period of 1995. As a percentage of assets, these expenses increased from 1.4% in 1995 to 1.7% in 1996. These increases can be largely attributed to the increase in the number of employees in 1996 versus 1995 and the accrual of bonuses in the current year as opposed to the former policy of expensing bonuses when paid in the first quarter of each year. The bonus accrual added approximately $725,000 to operating expenses for the first nine months of 1996. Excluding these bonuses, operating expenses for the first nine months of 1996 would have represented 1.4% of assets.

     For the nine months ended September 30, 1996, Harris Williams had revenue of $5.0 million, up 164% from $1.9 million for the same period of 1995, and pre-tax income increased 136% to $1.4 million from $609,000. Harris Williams provided advisory services on nine transactions that closed in the first nine months of 1996. No taxes were accrued on Harris Williams' pretax income for the third quarter of 1996 due to the timing of the acquisition during the quarter and the timing of Harris Williams' revenue and expenses. No taxes were accrued in 1995, as Harris Williams was a partnership at that time.

     For the nine months ended September 30, 1996, the Company paid dividends of $7,605,249 from net operating income. For the same period in 1995, the Company paid dividends of $2,349,552 from net operating income.

     Realized Gain (Loss) on Investments. The Company's net realized gain on investments was $7.2 million for the nine month period ended September 30, 1996. The $7.2 million net gain primarily resulted from gains of $6.3 million, $1.5 million and $450,000 on the sale of warrant or common stock positions in Premiere Technologies, Inc., Hoveround Corporation, and American Remedial Technologies, Inc., respectively, offset by losses of $1.1 million on a loan to Medical Associates of America and $250,000 on the sale of collateral securing a loan to Alpha West Partners I, L.P. Management does not attempt to maintain a comparable level of realized gains from year to year, but instead attempts to maximize total investment portfolio appreciation.

     Change in Unrealized Appreciation (Depreciation) of Investments. For the nine month periods ended September 30, 1996, and 1995, the Company recorded net increases in unrealized appreciation of investments of $2.8 million and $4.1 million, respectively. These increases are the result of the Company's quarterly revaluation of its portfolio in accordance with its Valuation Policy to reflect the fair value of each of its portfolio assets.

     Provision for Income Taxes. Beginning in February 1995, the Company elected to be taxed as a RIC under Subchapter M of the Code and in August 1996, SII elected the same tax treatment. If the Company, SII or SFC, each as a RIC, satisfy certain requirements relating to the source of its income, the diversification of its assets and the distribution of its net income, each is generally taxed as a pass through entity which acts as a partial conduit of income to its shareholders. In order to maintain its RIC status, each entity must in general derive at least 90% of its gross income from dividends, interest and gains from the sale or disposition of securities; derive less than 30% of its gross income from the sale or disposition of securities held for less than three months; meet investment diversification requirements defined by the Code; and distribute to shareholders at least 90% of its net income (other than long-term capital gains). The Company, SII and SFC presently intend to meet the RIC qualifications in future years, and therefore, the Company has not provided for federal income taxes on the unrealized appreciation of such entities' investments. However, no assurance can be given that the Company, SII and SFC will continue to qualify for or elect such treatment.

     For the nine month period ended September 30, 1996, the Statements of Operations include a provision for taxes totaling $2.7 million for federal income tax at a 35% rate on realized gains not distributed to shareholders. The $2.7 million tax is payable on the net retained long-term capital gain of approximately $8.3 million, which resulted primarily from the gains on the sale of warrant or equity positions in Premiere Techologies, Inc., Hoveround Corporation and American Remidial Technologies, Inc., offset by the loss on the sale of collateral securing the loan to Alpha West Partners I, L.P. The Company also had accrued $121,792 for state income taxes during the first nine months of 1996.

     Fiscal Years Ended December 31, 1995, 1994 and 1993

     Net Operating Income. During the fiscal year ended December 31, 1995, the Company earned interest on investments of $13.5 million, an 84.9% increase over the $7.3 million earned in 1994, which was a 108.6% increase over the $3.5 million earned during fiscal 1993. In addition to interest on investments, the Company also collects an up-front processing fee for each loan it originates. During fiscal 1995, the Company collected $1.9 million in processing fees, a 110.9% increase over the $901,000 collected in 1994, which was a 28.9% increase over the $699,000 collected in 1993. These increases in interest income and processing fees are a result of increases in the dollar amount of loans outstanding and originated during the applicable periods. The Company's loan portfolio increased to $144.8 million at December 31, 1995, an increase of 100.3% from $72.3 million at December 31, 1994, which in turn was a 70.5% increase from $42.4 million at December 31, 1993. The $101.5 million of loans originated during fiscal 1995 was a 148.8% increase over the $40.8 million of loans originated in 1994, which was a 29.5% increase over the $31.5 million originated in 1993. In addition, the weighted average interest rate charged on the loan portfolio at December 31, 1995 was 12.8%, as compared to 12.3% and 12.5% at December 31, 1994 and 1993, respectively. The Company also earned income from miscellaneous sources in an amount equal to $223,000 in 1995, primarily from interest paid on loans to employees made in connection with purchases of equity in the Company.

     The Company's interest expense, most of which was related to the SBA guaranteed debentures of the Company, increased to $4.8 million in 1995, a 54.8% increase over the $3.1 million paid in 1994, which in turn was a 121.4% increase over the $1.4 million of interest expense in 1993. The increase in interest expense from 1993 to 1995 was primarily attributable to increased borrowings from the SBA, which were $73.3 million on December 31, 1995, $51.0 million on December 31, 1994 and $34.0 million on December 31, 1993.

     Overhead, amortization of borrowing costs and state taxes totaled $2.8 million in fiscal 1995, a 55.6% increase over the $1.8 million of such expenses in 1994, which in turn was a 50.0% increase over the total of such expenses in 1993. These increases can be largely attributed to the increase in the number of employees from four in 1993 to 13 in 1995 and the Company's relocation to new office space in 1995. Although the dollar amount of these expenses increased over the three-year period, overhead expenses as a percentage of total assets remained fairly constant at 1.4%, 1.3% and 1.6% for fiscal 1995, 1994 and 1993, respectively.

     During 1995, Harris Williams had revenues of $2.6 million, a 53% increase over the $1.7 million in 1994, which was a 183% increase over the $600,000 in revenues for fiscal 1993. Harris Williams provided advisory services on 9 transactions that closed during 1995, a 50.0% increase over the 6 transactions that closed during 1994, which was a 50.0% increase over the 4 transactions that closed during fiscal 1993. No taxes were reserved on Harris Williams' pre-tax income in 1995, 1994 or 1993, as Harris Williams was a partnership at that time.

     Realized Gain (Loss) on Investments. The Company's net realized gain on investments was $1.8 million during the year ended December 31, 1995, largely resulting from gains of $3.9 million on the sale of equity positions in American Retirement Corporation, BiTec Southeast, Inc., Central Tennessee Broadcasting, Inc., Patton Management Corporation, PMT Services, Inc., Termnet Merchant Services, Inc., Truckload Management, Inc., One Stop Acquisitions, Inc. and Republic Auto Parts, Inc., which were largely offset by a $515,000 writeoff of Medical Associates of America, Inc. equity positions and a $1.5 million writeoff of a loan to Quality Care Networks, Inc. The realized loss on investments for 1994 was $538,000, primarily resulting from $1.6 million of writeoffs, including loans to ETC Peripherals, Inc., Stewart Foods, Inc. and TCOM Systems, Inc., offset partially by approximately $1.1 million in gains on the sale of equity positions in PMT Services, Inc. and Softkey International, Inc. The realized loss on investments for 1993 was $799,000, primarily resulting from a $1.0 million loan writeoff of ETC Peripherals, Inc., offset slightly by gains on the sale of equity positions in Anasazi, Inc. and Ideals Publications, Inc. Management does not attempt to maintain a comparable level of realized gains from year to year, but instead attempts to maximize total investment portfolio appreciation.

     Change in Unrealized Appreciation (Depreciation) of Investments. For the years ended December 31, 1995 and 1994, the Company recorded net increases in unrealized appreciation of investments before income taxes of $4.7 million and $3.4 million, respectively, and a net decrease of $50,000 for the year ended December 31, 1993. These increases are the result of the Company's quarterly revaluation of its portfolio in accordance with its Valuation Policy to reflect the fair value of each of its portfolio assets.

     Provision for Income Taxes. Beginning in February 1995, the Company elected to be taxed as a RIC under Subchapter M of the Code. If the Company, as a RIC, satisfies certain requirements relating to the source of its income, the diversification of its assets and the distribution of its net income, the Company is generally taxed as a pass through entity which acts as a partial conduit of income to its shareholders. In order to maintain its RIC status, the Company must in general derive at least 90% of its gross income from dividends, interest and gains from the sale or disposition of securities; derive less than 30% of its gross income from the sale or disposition of securities held for less than three months; meet investment diversification requirements defined by the Code; and distribute to shareholders 90% of its net income (other than long-term capital gains). The Company presently intends to meet the RIC qualifications in 1997. However, no assurance can be given that the Company will continue to elect or qualify for such treatment after 1997.

     During 1995, the Company paid dividends of $5.2 million, $4.0 million of which was derived from net operating income and $1.2 million of which was derived from realized capital gains. The Company also elected to designate $2.1 million of the undistributed realized capital gains as a "deemed" distribution to shareholders of record as of the end of the year. Accordingly, $1.4 million, net of taxes of $737,000, of this "deemed" distribution has been retained and reclassified from undistributed net realized earnings to Common Stock.

     For the years ended December 31, 1995, 1994 and 1993 the Statements of Operations include a provision for state income taxes on interest totaling $109,000, $457,000 and $231,000, respectively. For the year ended December 31, 1995, the Company also provided for federal income tax at a 35% rate and excise tax at a 4% rate on taxable net investment income and realized gains not distributed to shareholders. The provision for income taxes includes the $737,000 of tax related to the retained "deemed" distribution discussed above.

FINANCIAL CONDITION, LIQUIDITY AND CAPITAL RESOURCES

     At September 30, 1996, the Company had $20.8 million in cash and cash equivalents. At September 30, 1996, the Company's investment portfolio included investments in publicly-traded securities which have an ascertainable market value with a fair value of approximately $12.5 million and represent an additional source of liquidity. However, the Company's ability to realize such values on a short-term basis is limited by market conditions and various securities law restrictions. See "Summary of Significant Accounting Policies" in the Notes to Financial Statements.

     Traditionally, the Company's principal sources of capital to fund its portfolio growth have been borrowings through the SBA sponsored SBIC debenture program, sales of the Company's equity securities, both privately and publicly, and funds borrowed from banking institutions. In February 1995, the Company consummated an initial public offering of 2,645,000 shares of Common Stock resulting in net proceeds of $26.5 million. In August 1995, the Company consummated a second public offering of 1,500,000 shares of Common Stock generating net proceeds to the Company of approximately $21.2 million. In June 1996, the Company consummated a third public offering of 2,300,000 shares of Common Stock generating net proceeds of $59.2 million. The Company used the proceeds of these offerings to originate new loans, and the Company has used and will use the proceeds of the most recent offering to originate new loans.

     At September 30, 1996, total SBA borrowings were $83.3 million. During the fourth quarter of 1996, SII received $6.7 million in additional funding from the SBA, resulting in total SBA borrowings of $90.0 million at December 31, 1996, the maximum amount of SBA loans available to an SBIC. Each borrowing from the SBA has a term of ten years, is secured by the assets of SII, is guaranteed by the Company and can be prepaid without penalty after five years. The average interest rate on these borrowings was 7.02% as of September 30, 1996, and none of these borrowings mature prior to 2002.

     As of September 30, 1996, SII had $41.8 million outstanding under its Revolving Credit Facility, which is secured by all of SII's assets and is guaranteed by the Company. The interest rate on these borrowings was 7.50% at September 30, 1996. During the fourth quarter of 1996, SII reduced the amount outstanding under the Revolving Credit Facility to $28.9 million at December 31, 1996. The Revolving Credit Facility matures on December 27, 1998. The Revolving Credit Facility requires that SII obtain the lenders' consent prior to, among other things, encumbering its assets, merging or consolidating with another entity and making investments other than those permitted by the SBA. In addition, the Revolving Credit Facility provides that the repayment of any amounts outstanding can be accelerated if either George M. Miller, II or David M. Resha ceases to be employed by the Company.

     In order to manage the interest rate risk associated with the variable interest rate provided for under the Revolving Credit Facility, SII has entered into two interest rate swap agreements that effectively convert the variable rate on a portion of the Revolving Credit Facility to fixed rates of 8.15% and 8.05% per annum on borrowings of $30.0 million and $15.0 million, respectively. Under this agreement, SII will convert the $30.0 million in $3.0 million per month increments beginning in April 1996 and will convert the $15.0 million in $5.0 million per month increments beginning in December 1996.

     To support the Company's future loan origination activities outside of SII, the Company has also established the $100.0 million ING Credit Facility. SFC, a special purpose, bankruptcy remote subsidiary of the Company, will be the borrower under the ING Credit Facility. SFC will purchase loans originated by the Company and the related warrants and use these loans and warrants as collateral to secure borrowings from ING. The interest rate on the borrowings will be 2.25% above the rate at which ING issues the commercial paper which funds the facility. In order to manage the interest rate risk associated with the variable interest rate under the ING Credit Facility, the Company has entered into various hedging arrangements. SFC is generally able to borrow up to 70% of the principal amount of conforming loans collateralizing the ING Credit Facility. The Company anticipates that it will make an initial capital contribution to SFC of approximately $20 million of loans, which loans will
serve as collateral for the ING Credit Facility. At January   , 1997,
$               was outstanding under the ING Credit Facility. Based on current commercial paper rates and the swaps into which the Company has entered, the average interest rate of the ING Credit Facility is anticipated to be approximately 8.2%. The ING Credit Facility is not guaranteed by the Company. However, certain actions by the Company can trigger an event of default under the ING Credit Facility which will result in termination of further funding thereunder and the application of the collateral pledged for repayment of the amounts outstanding. See "Risk Factors -- Leverage Risks" and " -- Availability of Funds."

     The Company believes that the net proceeds of this Offering, anticipated borrowings under the Revolving Credit Facility and the ING Credit Facility, together with cash on hand and cash flow from operations (after distributions to shareholders), will be adequate to fund the continuing growth of the Company's investment portfolio through the first half of 1998. In order to provide the funds necessary for the Company to continue its growth strategy beyond that period, the Company expects to incur, from time to time, additional short and long-term borrowings from other sources, and to issue, in public or private transactions, its equity and debt securities. The availability and terms of any such borrowings will depend upon interest rate, market and other conditions. There can be no assurances that such additional funding will be available on terms acceptable to the Company.

                                    BUSINESS

     Sirrom Capital Corporation is a specialty finance company that makes loans to small businesses. The Company believes the market for small commercial loans is underserved by traditional lending sources and that competitors generally are burdened with an overhead and administrative structure that hinders them from competing most effectively in this market. The Company, which was founded in May 1992 and is based in Nashville, Tennessee, has experienced significant growth in both the size and diversity of its loan portfolio. At September 30, 1996, the Company had loans outstanding with a fair value of $220.0 million to 119 companies in a variety of industries located in 24 states. The Company's loan portfolio balances at December 31, 1993, 1994 and 1995 were $42.4 million, $72.3 million and $144.9 million, respectively. The average rate of interest on the Company's loan portfolio at September 30, 1996, was 13.1%. The Company's strategic objective is to provide a full range of financial and other services to small and medium sized growth businesses. The Company traditionally has focused and will continue to focus on making loans with equity features to borrowers that the Company believes meet certain criteria, including the potential for significant growth, adequate collateral coverage, experienced management teams with a significant ownership interest in the borrower, sophisticated outside equity investors and profitable operations. To develop new lending opportunities, the Company markets to an extensive referral network comprised of venture capitalists, investment bankers, attorneys, accountants, commercial bankers and business brokers.

     Generally, the Company's investments are structured as loans that typically range from $500,000 to $5.0 million in size and are evidenced by debt securities that are accompanied by warrants to acquire equity securities of the borrower. These warrants usually have a nominal exercise price (usually $.01 per share). Typically, the loans are collateralized by a security interest in assets of the borrower and are generally senior to the investments of sophisticated equity investors. The personal guaranty of the major shareholder of the borrower or other collateral may also be required. The debt securities issued to evidence the Company's loans generally carry a fixed rate of interest and have a maturity of five years from their respective dates of issuance. In most cases, the loans are structured to require the payment of interest only on a monthly basis, with a single payment of principal at maturity. The Company typically charges borrowers a processing fee of approximately 2.0% to 2.5% of the amount of each loan. Unlike most lenders, the Company does not impose prepayment penalties on borrowers that repay loans prior to maturity. Instead, the Company's warrants typically contain a warrant "ratchet" provision that increases the Company's equity position, by one to three percentage points per year, until repayment of the loan in full. Although the Company's loans provide for a five year maturity, the warrant "ratchet" may have the effect of encouraging borrowers to repay loans as soon as possible. The Company benefits from such repayments, because of the direct relationship that exists between the Company's ability to generate asset turnover (i.e., redeployment of capital) and return on equity to shareholders.

     The Company has begun to broaden its geographic market, has recently relocated a senior lender to open and manage a San Francisco office, and currently anticipates opening an office in the Northeast in fiscal 1997. In addition, the Company has reached a preliminary understanding with a Canadian financial institution to make small business loans in Canada similar to those made in the United States. In an effort to broaden its target market of borrowers, the Company has also begun to market loans with equity features to public companies with a market capitalization of less than $100.0 million through a newly formed subsidiary, Tandem Capital, Inc. The Company believes these borrowers are also underserved by traditional lending sources.

     In order to broaden the range of services it offers to businesses in its target market, the Company acquired Harris Williams, a merger and acquisition advisory firm located in Richmond, Virginia, in August 1996. Harris Williams provides advisory services with respect to small and medium-sized companies throughout the United States that are similar in size to Sirrom's portfolio companies. Sirrom's management believes that the acquisition of Harris Williams provides the Company with an opportunity to obtain significant fee income and cross-sell services between the two companies.

     The Company has entered into a preliminary understanding to make secured loans with warrants to small private companies located in Canada on a joint basis with a Canadian bank (the "Canadian Bank"). Initially, the Company anticipates commiting to make up to $20.0 million of loans to Canadian companies, which will be matched by a $30.0 million commitment from the Canadian Bank. The parties anticipate creating a Canadian corporation, SCC Canada, 60% of which will be owned by the Canadian Bank and 40% of which will be owned by the Company. SCC Canada, which will be located in Toronto, Canada, is excepted to serve as the originator and servicer of loans. In its capacity as originator, SCC Canada will identify potential loan investments and collect a processing fee when the loan is funded. SCC Canada would also service each loan and collect a servicing fee. The Canadian Bank and the Company will individually approve their respective loans to each borrower identified by SCC Canada. It's anticipated SCC Canada will target borrowers that meet the same criteria as the Company's U.S. borrowers.

     The Company also intends to diversify its operations by making loans with equity features to public companies through Tandem Capital, Inc. The target market for this product will be public companies with a market capitalization under $100.0 million and revenues ranging from $20.0 million to $100.0 million. The typical investment will range from $3.0 million to $10.0 million, will be structured to provide a current yield, as well as an equity component (i.e., loan with warrants, convertible debt, or convertible preferred stock) and will typically be unsecured or subordinate to existing lenders. The Company intends to market this product through its established referral network.

SELECTION OF LOAN AND INVESTMENT OPPORTUNITIES

     Since inception, the Company has identified certain common characteristics of borrowers which create a superior small business portfolio. Although the criteria listed below may not be applied in every instance and their importance may vary depending on the relevant circumstances, generally, these criteria are applied in investment decisions.

          Growth. The potential borrower typically must have an annual projected growth rate of at least 20%. Anticipated growth is a key factor in determining the potential valuation of warrants in the Company's equity portfolio.

          Liquidation Value of Assets. While the Company does not market itself as an asset-based lender, the liquidation value of assets securing the loans is an important component in the credit decision. Valuations include both hard assets (accounts receivable, inventory, and property, plant and equipment), as well as intangibles, such as customer lists, networks, databases, and recurring revenue streams.

          Sophisticated Equity Shareholders. Many of the borrowers in the Company's portfolio have sophisticated equity investors whose equity position is subordinate to the debt securities of the Company. These investors allow the Company to maximize its resources by enhancing the due diligence process and financial sophistication of the borrower, and by providing increased controls and a source of potential additional follow-on capital. The interest and support of sophisticated equity investors tends to increase the Company's confidence in the borrower, its management team and the potential long-term value of the borrower's business.

          Experienced Management Teams. The Company seeks to identify potential borrowers that have management teams that are experienced, have a significant ownership interest in the borrower and include a chief executive officer and chief financial officer who demonstrate the ability to accomplish the objectives set forth in the borrower's business plan.

          Profitable Operations. The Company focuses on portfolio companies that have positive earnings from operations (before interest, depreciation and amortization). The Company does not typically lend to start-up companies.

          Exit Strategy. Prior to making an investment, the Company analyzes the potential for the borrower to repay its loan and to experience a liquidity event that would allow the Company to realize value for its equity position. Liquidity events include, without limitation, an initial public offering, a sale of the borrower and a repurchase by the borrower of the Company's equity position.

LOAN REPAYMENT; VALUATION AND REALIZATION OF EQUITY INVESTMENTS

     The Company's investments in small businesses are made with the intent of having the loans repaid within five years and liquidating the equity portion of the investments for cash within five to ten years. If an investment is successful, not only will the loan made by the Company have been repaid with interest, but the Company may be in a position to realize a gain on the equity security obtained in connection with the loan. Although the Company expects to dispose of an investment after a certain time, situations may arise in which it may hold equity securities for a longer period. Since inception, $289.0 million of loans have been originated and $41.0 million or 14% have been repaid.

     Each loan the Company makes generally has a related five-year warrant to buy common stock of the borrower. These warrants are exercisable at a nominal price (usually $0.1 per share) and typically represent 3% to 15% of a borrower's fully diluted common stock. The warrants are generally structured to provide both registration rights that entitle the Company to sell the equity securities of the borrower in a public offering and a put option that requires the borrower to repurchase the warrant after five years at the fair market value of the shares issuable. As of September 30, 1996, the Company had seven stock positions in publicly traded companies that had a fair market value of $14.7 million on that date. In accordance with the Company's valuation policy, the securities were carried at a fair value of $10.4 million at September 30, 1996. In addition, at that date, the Company owned common stock and preferred stock investments in 21 non-public companies with a fair value of approximately $15.1 million. The Company has also converted approximately 20 equity positions to cash since inception with gains approximating $14.1 million. At September 30, 1996, the Company held warrant positions in seven public companies that it carried on its books at a fair value of approximately $2.1 million and warrants in 113 companies that it carried at a fair value, as determined in good faith by the Board of Directors in accordance with the Company's Valuation Policy, of approximately $15.1 million. For a discussion of the Company's Valuation Policy see "Summary of Significant Accounting Policies" in the Notes to Financial Statements included elsewhere in this Prospectus.

TEMPORARY INVESTMENTS

     Pending investment in the types of securities described above, the Company will invest its otherwise uninvested cash in (i) federal government or agency issued or guaranteed securities that mature in 15 months or less; (ii) repurchase agreements with banks whose deposits are insured by the Federal Deposit Insurance Corporation (the "FDIC") (an "insured bank"), with maturities of seven days or less, the underlying instruments of which are securities issued or guaranteed by the federal government; (iii) certificates of deposit in an insured bank with maturities of one year or less, up to the amount of the deposit insurance; (iv) deposit accounts in an insured bank subject to withdrawal restrictions of one year or less, up to the amount of deposit insurance; or (v) certificates of deposit or deposit accounts in an insured bank in amounts in excess of the insured amount if the insured bank is deemed "well-capitalized" by the FDIC.

OPERATIONS

     Marketing. The Company currently employs 6 lending officers who cover certain geographic territories. In order to originate loans, these lending officers make use of an extensive referral network comprised of investment bankers, venture capitalists, attorneys, accountants, commercial bankers and business brokers. A lending officer typically receives between five and ten informational packages per week from these sources. On average, each lending officer closes one loan per month. In February 1996, in an effort to expand its geographic presence, the Company entered into a consulting arrangement with an experienced small business finance professional located in northern California who assisted the Company in identifying potential borrowers and referral sources in the western United States and structuring loan and warrant transactions with small businesses so identified. Due to the early success of this operation, the Company has relocated one of its senior lenders to the West Coast to manage a new office in San Francisco, California. The Company is also considering expanding its presence into other geographic markets.

     Loan Approval Process. The Company's lending officers review informational packages in order to identify potential borrowers. After identifying applicants that meet the Company's investment criteria, the loan officer, in conjunction with the Chief Operating Officer, selects applicants that merit additional consideration. See "-- Selection of Loan and Investment Opportunities." The lending officer then conducts a more thorough investigation and analysis ("due diligence") of the applicant. The due diligence process usually includes on-site visits, review of historical and prospective financial information, interviews with management, employees, customers and vendors of the applicant, background checks and research on the applicant's product, service or particular industry.

     Upon the completion of due diligence, the lending officer completes a standard borrower profile that summarizes the borrower's historical financial statements, its industry and management team, and its conformity to the Company's investment criteria. The lending officer then presents the profile, along with his due diligence findings, to a Loan Approval Committee comprised of the Chief Executive Officer, Chief Operating Officer, the Company's Vice President -- Special Assets and the Chief Financial Officer, which committee evaluates the merits and risks of each potential loan and must approve each loan. Additional due diligence is conducted by the Company's attorneys prior to funding the loan.

     Loan Grading. In 1994, the Company implemented a system by which it graded all loans on a scale of 1 to 6. The system was intended to reflect the performance of the borrower's business as well as the collateral coverage of the loan and other factors considered relevant. During late 1995, the system was refined to reflect management's additional experience in monitoring its growing loan portfolio. Each loan is evaluated by the respective lending officer and the Chief Operating Officer based on the financial performance of the borrower and other borrower-specific risk factors that may include management quality, capitalization, collateral coverage, value of intangible assets and availability of working capital. All new loans are assigned a grade 3 for a period of six months in the absence of an extraordinary event during that period. After the initial six months, loans are assigned a grade of 1 to 6. Thereafter, all loans are reviewed and graded on at least a quarterly basis.

     Management believes that loans with a grade 1 involve the least amount of risk in the Company's portfolio, as the borrower is performing well above expectations financially, and other risk factors are clearly favorable. Management believes that loans with a grade 2 involve low risk relative to other loans in the Company's portfolio, as the borrower is performing above expectations financially and the majority of risk factors are favorable. Management believes that loans with a grade 3 involve an acceptable risk, as the borrower is performing as expected financially and the other risk factors are generally favorable.

     Management believes that loans with a grade 4, while still involving an acceptable level of risk, require additional attention from the lender. A loan with a grade 4 typically involves a borrower that is performing marginally below expectations, and the existence of short term trends or negative events that have created some concern. However, other risk factors are favorable. Loans in this category require a proactive action plan to be executed by the borrower's management and monitored by the lender. A grade 4 is considered to be a temporary rating (generally no longer than six months) that will result in either an upgrade or downgrade. The loan is usually serviced by the lending officer or sometimes by a member of the workout area.

     Management believes that loans with a grade 5 involve greater than an acceptable level of risk. The borrower is performing substantially below expectations financially and negative trends persist. Other risk factors are marginal and the execution of an action plan is critical to the long term viability of the borrower. The loan may be in default, and interest is probably not being accrued, but Sirrom's management believes the borrower's management is capable of executing a plan to return the borrower to an acceptable risk level.

     Management believes that loans with a grade 6 involve an unacceptable level of risk with substantial probability of loss. The borrower has grossly failed to perform financially over an extended period and other unacceptable risk factors exist. Sirrom has or will most likely assume management control of the borrower and will most likely be responsible for executing an action plan to return the borrower to a satisfactory risk level or to liquidate the borrower or its collateral. Interest is not being accrued, and the Company has charged off or fully expects to charge off some part of the loan.

     Loans graded 5 or 6 are placed on the Company's Credit Watch List and are serviced by a member of the workout area. The workout area consists of two officers of the Company. See "-- Delinquency and Collections" below.

     Loan Portfolio. During the nine months ended September 30, 1996, the Company originated loans to 71 companies, including 36 new borrowers, in the aggregate principal amount of approximately $103.1 million, in several industries. During the same period, the Company realized $8.6 million in equity gains and realized approximately $1.4 million in loan and other losses. The following table sets forth the amount of the Company's loans originated and repaid for the periods indicated, as well as the realized gain on investments.

                                           FROM                                        NINE MONTHS
                                        INCEPTION                                         ENDED
                                         THROUGH        YEAR ENDED DECEMBER 31,       SEPTEMBER 30,
                                       DECEMBER 31,   ---------------------------   ------------------
                                           1992        1993      1994      1995      1995       1996
                                       ------------   -------   -------   -------   -------   --------
                                                 (DOLLARS IN THOUSANDS)                (UNAUDITED)
Loans originated......................   $ 15,130     $32,317   $43,304   $94,370   $71,344   $103,138
Loan repayments.......................          0       2,163     8,455    14,539    11,122     16,217
Loans amount converted to equity......          0         500     2,450     3,752     2,902      3,704
Realized (losses) on loans............          0      (1,155)   (1,117)   (1,485)   (1,485)    (1,100)
Net realized gains on equity
  investments.........................    [     ]     [     ]   [     ]   [     ]     1,923      8,306

     The table below sets forth, as of September 30, 1996, the 24 states in which the Company's borrowers maintain their principal place of business, the number of borrowers and the percent of total loan principal balance outstanding to borrowers located in such states.

                                                                          % OF TOTAL
                                                                        LOAN PRINCIPAL    NUMBER
                                                                           BALANCE          OF
                                STATE                                    OUTSTANDING     BORROWERS
----------------------------------------------------------------------  --------------   ---------
Alabama...............................................................         1.4%           2
California............................................................         9.3            9
Connecticut...........................................................         2.7            3
Florida...............................................................        15.6           20
Georgia...............................................................        14.8           15
Kentucky..............................................................         4.8            4
North Carolina........................................................         6.9           10
New Jersey............................................................         2.0            3
Ohio..................................................................         3.1            4
Pennsylvania..........................................................         2.4            2
South Carolina........................................................         1.9            3
Tennessee.............................................................        10.5           16
Texas.................................................................         9.8            8
Virginia..............................................................         5.6            9
*Other states(10).....................................................         9.2           11
                                                                             -----          ---
          Total.......................................................       100.0%         119
                                                                             =====          ===

------------

* The other states in which the Company has only a single borrower are Colorado, Hawaii, Iowa, Illinois, Maryland, Michigan, Mississippi, Missouri, Oklahoma and Wisconsin. The Company also has one borrower in Washington, D.C.

DELINQUENCY AND COLLECTIONS

     When a borrower fails to make a required payment by the tenth of the month, it is notified by telephone by the Company's Controller who discusses with the borrower the expected timing of the payment. If the payment is delinquent more than 30 days, the Chief Operating Officer and responsible lending officer jointly determine an appropriate course of action on the account, which could include transferring responsibility for the loan to the Company's workout area. When a loan reaches 60 days past due, the Company normally discontinues accruing interest, and all loans over 60 days past due become the responsibility of the Company's workout area. Management determines the most appropriate course of action given the particular circum-stances with respect to protecting its interest in a defaulted loan, which may involve, among other things, the sale of the borrower or foreclosure proceedings.

     At September 30, 1996, the Company had loans to twelve companies with an aggregate principal balance of $17.1 million that were graded a 5 or 6 and that were not accruing interest. Based on the particular circumstances involved, the Board of Directors estimated the aggregate fair value of these loans to be $10.7 million, and therefore provided for unrealized depreciation of $6.3 million on these loans.

CUSTODIAL SERVICES

     Pursuant to a Custodial Services Agreement, First American National Bank (Trust Department) acts as the custodian of all the Company's and SII's portfolio assets in accordance with the 1940 Act and, with respect to SII's portfolio assets, in accordance with SBA Regulations.

MERGER AND ACQUISITION ADVISORY SERVICES

     In August, 1996, the Company acquired Harris Williams. Harris Williams is a merger and acquisition advisory firm that currently focuses exclusively on providing advisory services to small and medium sized companies throughout the United States that are similar in size to Sirrom's portfolio companies. Harris Williams' clients have included divisions of large companies, portfolio companies of professional investor groups, and privately owned businesses. The typical Harris Williams engagement includes a monthly retainer and a success fee contingent upon closing the transaction. The firm has consistently grown since inception with net income increasing from $207,000 for the year ended December 31, 1993 to $812,000 for the year ended December 31, 1995 and with the number of professionals increasing from two to fourteen over the past four years. Management believes that future growth of Harris Williams is attainable through adding additional merger and acquisition professionals, by gaining additional market share and by realizing the benefits of its rapidly increasing client base, which should expand as a result of its relationship with the Company. However, no assurance can be given that such growth can be achieved.

COMPETITION

     The Company's principal competitors include financial institutions, venture capital firms and other nontraditional lenders. Many of these entities have greater financial and managerial resources than the Company. The Company believes that it competes effectively with such entities primarily on the basis of the quality of its service, its reputation, and the timely credit analysis and decision-making processes it follows, and to a significantly lesser degree on the interest rates, maturities and payment schedules it offers on the loans to borrowers.

EMPLOYEES

     The Company currently has 43 employees, including 18 employees of Harris Williams. The Company believes its relations with its employees are excellent. The Company believes that it has maintained low overhead as a percentage of its assets as a result of outsourcing all job functions not directly related to the marketing or underwriting of small business loans or the executive management of the Company.

                       INVESTMENT OBJECTIVES AND POLICIES

INVESTMENT POLICIES

     The Company's investment objectives are to achieve both a high level of income from interest on loans and other fees and long-term growth in its shareholders' equity through the appreciation of the equity interests in its portfolio companies. Except for the fundamental policies described below, the Company's investment objectives may be changed by a majority vote of its Board of Directors.

     In making loans and managing its portfolio, the Company will adhere to the following fundamental policies, which may not be changed without the approval of the holders of the majority, as defined in the 1940 Act, of the Company's outstanding shares of Common Stock. The percentage restrictions set forth below, as well as those contained elsewhere in this Prospectus, apply at the time a transaction is effected, and a subsequent change in a percentage resulting from market fluctuations or any cause other than an action by the Company will not require the Company to dispose of portfolio securities or to take other action to satisfy the percentage restriction.

          1. The Company will at all times conduct its business so as to retain its status as a BDC. In order to retain that status, the Company may not acquire any assets (other than non-investment assets necessary and appropriate to its operations as a business development company) if, after giving effect to such acquisition, the value of its "Qualifying Assets" amounts to less than 70% of the value of its total assets. For a summary definition of "Qualifying Assets," see "Regulation." The Company believes that the securities it has acquired and it proposes to acquire, as well as temporary investments it makes with its idle funds, will generally be Qualifying Assets. Securities of public companies, on the other hand, are generally not Qualifying Assets unless they were acquired in a distribution, in exchange for or upon the exercise of, a right relating to securities that were Qualifying Assets.

          2. The Company, through SII, may issue the maximum amount of SBA debentures permitted by the Small Business Investment Act of 1958, as amended (the "SBIA"), and the regulations promulgated thereunder (the "SBA Regulations"). At December 31, 1996, SII had borrowed $90.0 million from the SBA, the maximum amount available to an SBIC under the SBA debenture program.

          3. The Company may borrow funds to the extent permitted by the 1940 Act. A BDC may borrow funds through the issuance of "Senior Securities" if, immediately after such issuance, the securities will have asset coverage of at least 200%. In connection with the transfer of its SBIC Operations to SII and the formation of SFC, the Company obtained certain exemptive relief from the Commission with respect to certain provisions of the 1940 Act. Accordingly, the Company, SII and SFC may issue Senior Securities, so long as after incurring such indebtedness the Company, individually, and the Company and its subsidiaries, on a consolidated basis, meet the 200% asset coverage requirement.

          4. The Company will not concentrate its investments in any particular industry or particular group of industries. Therefore, the Company will not acquire any securities (except upon the exercise of a right related to previously acquired securities) if, as a result, 25% or more of the value of its total assets consists of securities of companies in the same industry.

          5. The Company will not (i) act as an underwriter of securities of other issuers (except to the extent that it may be deemed an "underwriter" of securities purchased by it that subsequently must be registered under the Securities Act before they may be offered or sold to the public), (ii) purchase or sell real estate or interests in real estate or real estate investment trusts (except that the Company may purchase and sell real estate or interests in real estate in connection with the orderly liquidation of investments or the foreclosure of mortgages held by the Company), (iii) sell securities short, (iv) purchase securities on margin (except to the extent that it may purchase securities with borrowed money),
     (v) write or buy put or call options (except to the extent of warrants or conversion privileges obtained in connection with its loans, and rights to require the issuers of such investments or their affiliates to repurchase them under certain circumstances), (vi) engage in the purchase or sale of commodities or commodity contracts, including futures contracts (except where necessary in working out distressed loan or investment situations), or (vii) acquire the voting stock of, or invest in any securities issued by, any other investment company, except as they may be acquired as part of a merger, consolidation or acquisition of assets.

          6. The Company may make loans and loans with equity features, as well as investments in equity securities of small business concerns. It is anticipated that substantially all of the Company's investments in small business concerns will continue to be secured loans with warrants or other equity features issued in connection therewith. The Company may also make loans as permitted under its Amended and Restated 1994 Stock Option Plan and its 1996 Incentive Stock Option Plan, as described in this Prospectus under "Management -- Employee Stock Options".

          SII's policies with respect to the following matters are not fundamental policies and may be changed, subject to the SBIA and SBA Regulations, by the Company's Board of Directors.

          1. The Company may make investments in the form of loans, loans with equity features and equity securities. At September 30, 1996, 82% of the Company's total assets were invested in loans and convertible debt with related warrants, 9% in equity securities, and 9% in other assets. SII will not make loans to any single small business concern or its affiliates that exceed 20% of SII's regulatory capital. Under the SBA Regulations, without prior SBA approval, loans to any single small business concern and its affiliates may not exceed 20% of SII's regulatory capital.

          2. SII must invest funds that are not being used to make small business concern loans in investments permitted by the SBA Regulations. These permitted investments include direct obligations of, or obligations guaranteed as to principal and interest by, the United States with a term of 15 months or less and deposits maturing in one year or less issued by an institution insured by the FDIC. The percentage of SII's assets so invested will depend on, among other things, loan demand, timing of equity infusions and SBA funding and availability of funds under SII's credit facility.

PORTFOLIO TURNOVER

     During the nine months ended September 30, 1996, the Company made loans to 71 companies totaling approximately $103.1 million and received repayments (either partial or full) from 18 companies aggregating $16.2 million. During the year ended December 31, 1995, the Company made loans to 44 companies totaling approximately $101.5 million and received ten repayments (either partial or full) aggregating $14.4 million. During the year ended December 31, 1994, the Company made loans to 34 companies totaling approximately $40.8 million and received six repayments aggregating approximately $7.6 million. During the year ended December 31, 1993, the Company made loans to 31 companies totaling approximately $31.5 million and received three repayments aggregating $2.0 million. Since inception, the Company has originated $289.0 million in total loans and $41.4 million, or 14%, have been repaid. The Company cannot control changes in its portfolio of investments, as borrowers have the right to prepay loans made by the Company without penalty, and the first loans made by the Company begin maturing May 1997.

INVESTMENT ADVISOR

     The Company has no investment advisor and is advised by its executive officers under the supervision of its Board of Directors.

                              PORTFOLIO COMPANIES

     The following table sets forth certain information as of September 30, 1996, regarding each portfolio company in which the Company or SII has an equity investment. Unless otherwise noted, the only relationship between each portfolio company and the Company is the Company's investment. As an SBIC, SII is deemed to make available significant managerial assistance to its portfolio companies. For information relating to the amount and general terms of all loans to portfolio companies, see the Company's Consolidated Portfolio of Investments as of September 30, 1996 at pages F-29 to F-37 herein.

                                                                                                       PERCENTAGE
                                                      NATURE OF ITS        TITLE OF SECURITIES HELD     OF CLASS
     NAME AND ADDRESS OF PORTFOLIO COMPANY         PRINCIPAL BUSINESS           BY THE COMPANY          HELD(1)
-----------------------------------------------  -----------------------   -------------------------   ----------
A B Plastics Holding Corporation...............  Plastics molding          Warrant to purchase             20.0%
  15730 S. Figueroa                                                          Common Stock
  Gardena, CA 90248
Affinity Corporation...........................  Telecommunications        Warrant to purchase              8.6
  20975 Swenson Drive                                                        Common Stock
  Suite 150
  Waukesha, WI 53186
American Corporate Literature, Inc.............  Printing/Distribution     Warrant to purchase             19.7
  811 Cowan St.                                                              Common Stock
  Nashville, TN 37207
American Network Exchange, Inc. ...............  Telecommunications        Warrant to purchase              3.5
  100 W. Lucerne Circle                                                      Common Stock
  Suite 100
  Orlando, FL 32801
Amscot Holdings, Inc. .........................  Check Cashing Service     Warrant to purchase             17.5
  8430 North Armenia Avenue                                                  Common Stock
  Service Tampa, FL 33614
Argenbright Holdings, Limited..................  Security Services         Warrant to purchase              3.5
  3465 N. Desert Drive                                                       Common Stock
  Atlanta, GA 30344
Ashe Industries, Inc. .........................  Building Products         Warrant to purchase             16.5
  4505 Transport Drive                                                       Common Stock
  Tampa, FL 33605
Associated Response Services, Inc. ............  Direct Mail               Warrant to purchase             34.3
  9900 Brookford Street                                                      Common Stock
  Charlotte, NC 28273
Assured Power, Inc. ...........................  Environmental             Warrant to purchase             16.0
  4816 Sirus Lane                                                            Common Stock
  Charlotte, NC 28208
Auto Rental Systems, Inc. .....................  Auto Leasing              Warrant to purchase              8.0
  25 Century Blvd.                                                           Common Stock
  Suite 204
  Nashville, TN 37214
Avionics Systems, Inc..........................  Aviation Services         Warrant to purchase             15.0
  P.O. Box 2444                                                              Common Stock
  Oakland, CA 94614
B&N Company, Inc. .............................  Software                  Warrant to purchase              4.0
  3060 Peachtree Rd., NW, Suite 1460                                         Common Stock
  Atlanta, GA 30305
BankCard Services Corporation..................  Debit Card                Warrant to purchase             24.0
  3400 McClure Ridge Rd.                                                     Common Stock
  Bldg. E, Ste. B
  Duluth, GA 30136
BiTec Southeast, Inc. .........................  Specialty Gas             Warrant to purchase             10.0
  8405-G Benjamin Rd.                                                        Common Stock
  Tampa, FL 33634

                                                                                                       PERCENTAGE
                                                      NATURE OF ITS        TITLE OF SECURITIES HELD     OF CLASS
     NAME AND ADDRESS OF PORTFOLIO COMPANY         PRINCIPAL BUSINESS           BY THE COMPANY          HELD(1)
-----------------------------------------------  -----------------------   -------------------------   ----------
Caldwell/VSR Inc. .............................  Contract                  Warrant to purchase             15.9%
  17151 Darwin Avenue                            Manufacturing               Common Stock
  Hesperia, CA 92345                                                       Preferred Stock                100.0
Cardiac Control Systems, Inc. .................  Pacemaker                 Warrant to purchase              2.9
  3 Commerce Blvd.                               Manufacturer                Common Stock
  Palm Coast, FL 32164
Carter Kaplan Holdings, L.L.C. ................  Investment Banking        Warrant to purchase             24.0
  629 East Main Street                                                       interest in L.L.C.
  Suite 1200
  Richmond, VA 23219
CCS Technology Group, Inc. ....................  Computer Systems          Warrant to purchase              2.0
  900 Winderly Place                             Design                      Common Stock
  Maitland, FL 32751
Cedaron Medical, Inc...........................  Equipment/Software        Warrant to purchase              4.5
  9352 Campbell Road                                                         Common Stock
  Winter, CA 95694
CellCall, Inc. ................................  Radio/Telephone           Warrant to purchase              1.2
  103 Jerrico Drive                              Communications              Common Stock
  Suite 200
  Lexington, KY 40509
CF Data Corp...................................  Check Verification        Warrant to purchase             20.5
  9441 LBJ Freeway                                                           Common Stock
  Dallas, TX 75243
Champion Glove Manufacturing Co.,Inc. .........  Sports Equipment          Warrant to purchase              6.9
  12121 E. 51st St. #102                                                     Common Stock
  Tulsa, OK 74146
C.J. Spirits, Inc. ............................  Distilled Spirits         Warrant to purchase             10.0
  2903 Pointer Place                                                         Common Stock
  Seffner, FL 33584
Clearidge, Inc. ...............................  Bottled Water             Warrant to purchase              7.9
  2710 Landers Avenue                                                        Common Stock
  Nashville, TN 37211
CLS Corporation................................  Management Services       Warrant to purchase              4.9
  4 Century Parkway                                                          Common Stock
  Suite 110
  Blue Bell, PA 19422
Colonial Investments, Inc. ....................  Retail                    Warrant to purchase             18.0
  4530 Harding Rd.                                                           Common Stock
  Nashville, TN 37205
Consumat Systems, Inc. ........................  Environmental             Warrant to purchase             20.0
  P.O. Box 9379                                                              Common Stock
  Richmond, VA 23227
Consumer Credit Associates, Inc. ..............  Credit Card Services      Warrant to purchase             15.5
  950 Thread Needle                                                          Common Stock
  Houston, TX 77079-2903
Continental Diamond Cutting Company............  Jewelry Replacement       Warrant to purchase             12.2
  4427 W. Kennedy Blvd.                                                      Common Stock
  Suite 300
  Tampa, FL 33609
Corporate Flight Management, Inc. .............  FBO Airport               Warrant to purchase             10.0
  Smyrna Airport                                                             Common Stock
  Hangar 625
  Smyrna, TN 37167
Cougar Power Products, Inc. ...................  Lawn Equipment            Warrant to purchase             22.6
  361 Dabbs House Road                                                       Common Stock
  Richmond, VA 23223

                                                                                                       PERCENTAGE
                                                      NATURE OF ITS        TITLE OF SECURITIES HELD     OF CLASS
     NAME AND ADDRESS OF PORTFOLIO COMPANY         PRINCIPAL BUSINESS           BY THE COMPANY          HELD(1)
-----------------------------------------------  -----------------------   -------------------------   ----------
Dalcon Technologies, Inc. .....................  Computer Services         Warrant to purchase             25.0%
  1321 Murfreesboro Road                                                     Common Stock
  4th Floor                                                                Preferred Stock --             100.0
  Nashville, TN 37217                                                        Series B
Dalt's, Inc. ..................................  Restaurant                Warrant to purchase             25.0
  250 East Wilson Bridge Rd.                                                 Common Stock
  Suite 190
  Worthington, OH 43085
DentureCare, Inc. .............................  Dental Services           Preferred Stock --               2.6
  3109 Poplarwood Court                                                      Series D
  Suite 300                                                                Warrant to purchase             12.6
  Raleigh, NC 27604-1025                                                     Common Stock
Eastern Food Group L.L.C. .....................  Grocery                   Warrant to purchase             15.0
  2400 S. Memorial Drive                                                     interest in L.L.C.
  Greenville, NC 27834                                                     Class B Preferred              100.0
                                                                             Units
Educational Medical, Inc. .....................  Technical Schools         Warrant to purchase              8.0
  1327 Northmeadow Parkway                                                   Common Stock
  Suite 132
  Roswell, GA 30076
Electronic Merchant Services...................  Payment Processing        Warrant to purchase             12.5
  1401 Main Street                                                           Common Stock
  Suite 850                                                                Preferred Stock --             100.0
  Columbia, SC 29201                                                         Series B
Encore Orthopedics, Inc. ......................  Orthopedics               Warrant to purchase              7.4
  8900 Shoal Creek Blvd., Bldg. 300                                          Common Stock
  Austin, TX 78757
Entek Scientific, Inc..........................  Applied Technology        Warrant to purchase              4.3
  4480 Lake Forest Drive                                                     Common Stock
  Suite 316
  Cincinnati, OH 45242
Express Shipping Centers, Inc. ................  Shipping                  Warrant to purchase              3.0
  P.O. Box 1599                                                              Common Stock
  Fairfield, IA 52556
FCOA Acquisition Corp .........................  Retail                    Warrant to purchase              2.5
  745 Birginal Drive                                                         Common Stock
  Bensenville, IL 60106-2104
Foodnet Holdings, LLC..........................  Fast Food Services        Warrant to purchase              8.0
  510m Eastpark Court                                                        interest in LLC
  Suite 190
  Sandstar, VA 23150
Fortrend Engineering Corp......................  Manufacturing             Warrant to purchase              3.3
  1273 Hammerwood Ave.                                                       Common Stock
  Sunnyvale, CA 92673
Front Royal, Inc. .............................  Environmental             Common Stock                     1.6
  2200 Gateway Blvd.                             Insurance                 Warrant to purchase              3.6
  Suite 205                                                                  Common Stock
  Morrisville, NC 27560
Fycon Technologies, Inc. ......................  OEM                       Warrant to purchase             15.0
  4100 Barringer Drive                                                       Common Stock
  Charlotte, NC 28217                                                      Preferred Stock --             100.0
                                                                             Series A
Gardner Wallcovering, Inc. ....................  Wallcovering              Warrant to purchase              2.0
  3300 Canton Pike                                                           Common Stock
  Hopkinsville, KY 42240

                                                                                                       PERCENTAGE
                                                      NATURE OF ITS        TITLE OF SECURITIES HELD     OF CLASS
     NAME AND ADDRESS OF PORTFOLIO COMPANY         PRINCIPAL BUSINESS           BY THE COMPANY          HELD(1)
-----------------------------------------------  -----------------------   -------------------------   ----------
Gates Communications, L.P. ....................  Publishing                Warrant to purchase             47.0%
  P.O. Box 5181                                                              Partnership Units
  Richmond, VA 23220
General Materials Management, Inc..............  Computer/Technology       Warrant to purchase             10.0
  991 Calle Amanecer                                                         Common Stock
  San Clemente, CA 92673
Generation 2 Worldwide, LLC ...................  Furniture Products        Membership interest             30.0
  P.O. Box 2208                                                              in L.L.C.
  113 Anderson Ct.
  Dothan, AL 36302-2208
Global Finance & Leasing, Inc. ................  Leasing                   Warrant to purchase             25.0
  P.O. Box 9406                                                              Common Stock
  Wyoming, MI 49509
Gold Medal Products, Inc. .....................  Manufacturing             Warrant to purchase             30.0
  1500 Commerce Rd.                                                          Common Stock
  Richmond, VA 23214
Golf Corp. of America, Inc. ...................  Golf Driving Ranges       Common Stock                     3.8
  6950 Charlotte Pike                                                      Warrant to purchase             11.5
  Nashville, TN 37209                                                        Common Stock
Golf Video, Inc. ..............................  Interactive Golf Video    Warrant to purchase             49.5
  6950 Charlotte Pike                                                        Common Stock
  Nashville, TN 37209
Gulfstream International Airlines, Inc. .......  Commuter Airline          Warrant to purchase             21.0
  P.O. Box 777                                                               Common Stock
  Miami Springs, FL 33266
H & H Acquisition Corporation..................  Textile Parts             Warrant to purchase             22.5
  P.O. Box 8516                                                              Common Stock
  Greenville, SC 29604
Hancock Company................................  Clothing                  Warrant to purchase             20.5
  104 New Era Drive                                                          Common Stock
  S. Plainfield, NJ 07080
Horizon Medical Products, Inc. ................  Medical Products          Warrant to purchase              8.3
  4200 Northside Pkwy., NW                                                   Common Stock
  Atlanta, GA 30327
HPC America, Inc...............................  Healthcare                Warrant to purchase              2.8
  One Hook Road                                                              Common Stock
  Sharon Hill, PA 19079
Hoveround Corporation..........................  Wheelchairs               Warrant to purchase             27.0
  8135 25th Court East                                                       Common Stock
  Sarasota, FL 34243
HSA International, Inc.........................  Discount Membership       Warrant to purchase             12.0
  100 N. Tampa St. Suite 2610
  Tampa, FL 33602
Hunt Incorporated..............................  Truck Dealer              Warrant to purchase             10.0
  8211 Adamo Drive                                                           Common Stock
  Tampa, FL 33619
Hunt Leasing & Rental Corporation..............  Truck Leasing             Warrant to purchase             10.0
  8211 Adamo Drive                                                           Common Stock
  Tampa, FL 33619
I. Schneid Holdings, L.L.C. ...................  Equipment Cleaning        Warrant to Purchase             10.0
  1429 Fairmont Ave, NW                                                      Interest in L.L.C.
  Atlanta, GA 30318-4153
ILD Communications, Inc........................  Telecommunications        Warrant to purchase              3.2
  1300 Sawgrass Village Circle                                               Common Stock
  Suite 5
  Ponteverda Beach, FL 32082

                                                                                                       PERCENTAGE
                                                      NATURE OF ITS        TITLE OF SECURITIES HELD     OF CLASS
     NAME AND ADDRESS OF PORTFOLIO COMPANY         PRINCIPAL BUSINESS           BY THE COMPANY          HELD(1)
-----------------------------------------------  -----------------------   -------------------------   ----------
Innotech, Inc. ................................  Optical Products          Warrant to purchase              0.7%
  5568 Airport Road                                                          Common Stock
  Roanoke, VA 24012-1311
In Store Services, Inc. .......................  Retail Services           Warrant to purchase             12.5
  9332 Forsyth Park Drive                                                    Common Stock
  Charlotte, NC 28241
International Risk Control, Inc. ..............  Computer Software         Preferred Stock --               0.8
  636 Ramona Street                                                          Series A
  Palo Alto, CA 94301-2546
InterMed Healthcare Systems, Inc. .............  Information Services      Warrant to purchase              9.4
  245 Peachtree Center Ave., NE                                              Common Stock
  Suite 350
  Atlanta, GA 30303
Johnston County Cable L.P. ....................  Entertainment             Warrant to purchase             27.5
  2444 Solomons Island Rd., Suite 202                                        L.P. interest
  Annapolis, MD 21401                                                      Class A interest                11.1
                                                                             in L.P.
Kentucky Kingdom, Inc. ........................  Amusement Park            Common Stock                     5.2
  P.O. Box 9016
  Louisville, KY 40209-9016
Kryptonics, Inc. ..............................  In-Line Skates            Warrant to purchase              9.0
  740 South Pierce Ave.                                                      Common Stock
  Louisville, CO 80027
K.W.C. Management Corp. .......................  Music Retail              Warrant to purchase             24.4
  3390 Peachtree Rd., NE                                                     Common Stock
  Suite 1132
  Atlanta, GA 30326
Leisure Clubs International, Inc...............  Specialized Travel        Warrant to purchase             10.0
  2400 Herodian Way                                                          Common Stock
  Suite 330
  Smyrna, GA 30080
Lovett's Buffet, Inc. .........................  Restaurants               Warrants to purchase             3.6
  5118 Park Avenue                                                           Common Stock
  Suite 127
  Memphis, TN 38117
Mayo Hawaiian Corporation......................  Tire Manufacturer         Warrant to purchase              7.5
  701 S. Queen St.                                                           Common Stock
  Honolulu, HI 96813
MBA Marketing Corporation......................  Shoe Stores               Warrant to purchase              4.0
  6615 Dublin Center Drive                                                   Common Stock
  Dublin, OH 43017
McAuley's, Inc.................................  Home Fragrance            Warrant to purchase              6.0
  1814 S. 3rd St.                                                            Common Stock
  Memphis, TN 38109
Money Transfer Systems, Inc. ..................  Credit Card Services      Warrant to purchase              4.0
  600 Lakeview Rd., Suite A                                                  Common Stock
  Clearwater, FL 34616
Monogram Products, Inc.........................  Novelty Manufacturing     Warrant to purchase              6.0
  12395 75th St. N.                                                          Common Stock
  Largo, FL 34643
Moore Diversified Products, Inc. ..............  Metal Fabrication         Warrant to purchase             10.7
  1441 Sunshine Lane                                                         Common Stock
  Lexington, KY 40505
Moovies Inc. ..................................  Video Stores              Common Stock                     0.2
  201 Brookfield Pkwy., Ste. 200                                           Warrant to purchase              1.8
  Greenville, SC 29607                                                       Common Stock

                                                                                                       PERCENTAGE
                                                      NATURE OF ITS        TITLE OF SECURITIES HELD     OF CLASS
     NAME AND ADDRESS OF PORTFOLIO COMPANY         PRINCIPAL BUSINESS           BY THE COMPANY          HELD(1)
-----------------------------------------------  -----------------------   -------------------------   ----------
Multicom Publishing, Inc. .....................  Software Publishing       Warrant to purchase              6.0%
  1100 Olive Way, #125                                                       Common Stock
  Seattle, WA 98101
Multimedia Learning, Inc. .....................  Employee Training         Warrant to purchase              6.0
  5215 North O'Connor                                                        Common Stock
  Suite 760
  Irving, TX 75039
National Recovery Technologies, Inc. ..........  Environmental Products    Preferred Stock --               6.0
  566 Mainstream Drive                                                       Series A
  Nashville, TN 37228-1223
National Vision Associates, Ltd. ..............  Optical Stores            Common Stock                     1.0
  296 South Clayton Street
  Lawrenceville, GA 30245
Nationwide Engine Supply, Inc. ................  Engine Rebuilding         Warrant to purchase             16.2
  609 N. Houston                                                             Common Stock
  Fort Worth, TX 76106
North American Sports Camps, Inc...............  Sports Camps              Warrant to purchase             13.0
  5 Connecticut Ave.                                                         Common Stock
  Norwich, CT 06360
Novavision, Inc. ..............................  Optical Products          Warrant to purchase              6.1
  2700-200 Gateway Center                                                    Common Stock
  Morrisville, NC 27560                                                    Preferred Stock --             100.0
                                                                             Series A
NRI Service and Supply, L.P. ..................  Gas Pump Services         Warrant to purchase             27.5
  333 Ludlow Street                                                          L.P. Interests
  Stamford, CT 06902
Orchid Manufacturing Group, Inc. ..............  Manufacturing             Warrant to purchase              4.5
  100 Winners Circle                                                         Common Stock
  Brentwood, TN 37027
P.A. Plymouth, Inc. ...........................  Retail                    Warrant to purchase             15.0
  100 Corporate Drive                                                        Common Stock
  Radford, VA 24141
Palco Telecom Services, Inc. ..................  Telephone Repair          Warrant to purchase              5.0
  2914 Green Cove Road                           Services                    Common Stock
  Huntsville, AL 35803
Patton Management Corporation..................  Communications            Warrant to purchase             10.0
  P.O. Box 491539                                                            Common Stock
  Atlanta, GA 30349
Pipeliner Systems, Inc. .......................  Sewer Rehabilitation      Warrant to purchase             20.6
  4140 Tuller Road                                                           Common Stock
  Suite 132                                                                Preferred Stock --             100.0
  Dublin, OH 43017                                                           Series B
PFIC Corporation...............................  Third Party Marketing     Warrant to purchase              6.0
  1749 Mallory Lane, Suite 120                                               Common Stock
  Brentwood, TN 37027
The Potomac Group, Inc. .......................  Healthcare Information    Common Stock                     2.2
  P.O. Box 290037                                                          Warrant to purchase              1.9
  Nashville, TN 37229                                                        Common Stock
                                                                           Preferred Stock --              83.2
                                                                             Series A
PRA International, Inc. .......................  Research                  Warrant to purchase              6.0
  2400 Old Ivy Road                                                          Common Stock
  Charlottesville, VA 22903-4826                                           Preferred Stock --              38.0
                                                                             Class F

                                                                                                       PERCENTAGE
                                                      NATURE OF ITS        TITLE OF SECURITIES HELD     OF CLASS
     NAME AND ADDRESS OF PORTFOLIO COMPANY         PRINCIPAL BUSINESS           BY THE COMPANY          HELD(1)
-----------------------------------------------  -----------------------   -------------------------   ----------
Precision Fixtures & Graphics, Inc. ...........  Design/Construction       Warrant to purchase              5.0%
  4644 Cummings Park Dr.                                                     Common Stock
  Antioch, TN 37013
Precision Panel Products, Inc. ................  Cabinets                  Warrant to purchase              8.3
  12440 73rd Court, North                                                    Common Stock
  Largo, FL 34643
Premiere Technologies, Inc. ...................  Telecommunications        Common Stock                     1.8
  3399 Peachtree Road, NE
  Suite 400
  Atlanta, GA 30326
Pritchard Glass, Inc. .........................  Auto Glass                Warrant to purchase             25.0
  140 Remount Road                                                           Common Stock
  Charlotte, NC 28203
Quest Group International, Inc. ...............  Telecommunications        Warrant to purchase             10.0
  242 Falcon Dr.                                                             Common Stock
  Forest Park, GA 30050
Radiant Systems, Inc...........................  Computer Software         Warrant to purchase              1.5
  1000 Alderman Dr.                                                          Common Stock
  Suite A
  Alpharetta, GA 30202
Radio Systems Corporation......................  Electrical Machinery      Warrant to purchase              5.3
  5008 National Drive                                                        Common Stock
  Knoxville, TN 37914
Scandia Technologies, Inc......................  Specialized               Warrant to purchase             22.0
  2051 Sunnydale Blvd.                           Manufacturing               Common Stock
  Clearwater, FL 34625
Skillsearch Corporation........................  Resume Database           Common Stock                     6.8
  3354 Perimeter Hill Drive                                                Warrant to purchase              7.2
  Suite 235                                                                  Common Stock
  Nashville, TN 37211-4129
Southern Specialty Brands, Inc. ...............  Food Distributor          Warrant to purchase             10.0
  c/o Price Waterhouse                                                       Common Stock
  4400 Harding Road
  Nashville, TN 37205
Sqwincher Corporation..........................  Sports Drinks             Warrant to purchase             10.0
  1409 Highway 45 South                                                      Common Stock
  Columbus, MS 39701
The Summit Publishing Group, Inc. .............  Publishing                Warrant to purchase             24.5
  1112 E. Copeland Rd., Ste. 510                                             Common Stock
  Arlington, TX 76011
Suncoast Medical Group Inc. ...................  Optical Products          Warrant to purchase             23.0
  7401 114th Avenue, North                                                   Common Stock
  Suite 503-A
  Largo, FL 34643
Suprex Corporation.............................  Laboratory Analytical     Warrant to purchase              3.9
  125 William Pitt Way                           Instruments                 Common Stock
  Pittsburgh, PA 15238
Tower Environmental, Inc. .....................  Environmental Services    Warrant to purchase             10.1
  4830 W. Kennedy Blvd.                                                      Common Stock
  Suite 930
  Tampa, FL 33609-2574
Trade Am International, Inc. ..................  Retail                    Warrant to purchase              6.0
  6580 Jimmy Carter Blvd.                                                    Common Stock
  Norcross, GA 30071

                                                                                                       PERCENTAGE
                                                      NATURE OF ITS        TITLE OF SECURITIES HELD     OF CLASS
     NAME AND ADDRESS OF PORTFOLIO COMPANY         PRINCIPAL BUSINESS           BY THE COMPANY          HELD(1)
-----------------------------------------------  -----------------------   -------------------------   ----------
Trans Global Services, Inc. ...................  Professional Audio        Common Stock                     0.1%
  6632 Central Avenue Pike                       Equipment
  Knoxville, TN 37912
Treasure Coast Pizza, Co. .....................  Restaurant                Warrant to purchase             10.0
  19990 Princewood Drive                                                     Common Stock
  Jupiter, FL 33458
Ultra Fab, Inc.................................  Tank Manufacturing        Warrant to purchase             12.0
  Route 2, Box 1580                                                          Common Stock
  Mexia, TX 76667
Unique Electronics, Inc. ......................  Defense Electronics       Warrant to purchase             20.0
  1320 26th Street                                                           Common Stock
  Orlando, FL 32805                                                        Preferred Stock --             100.0
                                                                             Series A
Urethane Technologies, Inc. ...................  Manufacturing             Warrant to purchase              4.7
  1202 East Wakeham Ave.                                                     Common Stock
  Santa Ana, CA 92705
VDI Acquisition Company, L.L.C. ...............  Watches                   Warrant to purchase             21.0
  600 Sylvan Avenue                                                          Membership Units
  Englewood Cliffs, NJ 07632
Viking Moorings Acquisition, L.L.C. ...........  Yacht Charter             Membership interest              6.5
  19345 U.S. Hwy. 19N, Suite 402                                             in L.L.C.
  Clearwater, FL 34624-3193
Virginia Gas Company...........................  Gas                       Warrant to purchase              6.0
  P.O. Box 2407                                                              Common Stock
  Abingdon, VA 24212                                                       Preferred Stock --             100.0
                                                                             Series A
Virtual Resources, Inc.........................  Computer Software         Warrant to purchase              7.5
  490 Sun Valley Drive                                                       Common Stock
  Building 200
  Roswell, GA 30076
Vista Information Solutions, Inc...............  Information Company       Warrant to purchase              5.0
  5060 Shoreham Place                                                        Common Stock
  San Diego, CA 92122
Voice FX Corporation...........................  Telecommunications        Warrant to purchase              8.0
  1100 E. Hector Street, Suite 416                                           Common Stock
  Conshohocken, PA 19428
Zahren Alternative Power Corporation...........  Converted Power           Warrant to purchase              9.8
  40 Tower Lane                                                              Common Stock
  Avon, CT 06001                                                           Common Stock                     5.9
                                                                           Preferred Stock                  4.9

------------

(1) Percentages shown for warrants held by the Company represent the percentage of class of security to be owned upon exercise of the warrant.

                                   MANAGEMENT

     The business and affairs of the Company are managed under the direction of its Board of Directors. The Board of Directors has two committees, a Compensation Committee comprised of Messrs. Eberle, Pirtle, and Wilson and an Audit Committee comprised of Messrs. Duncan, McCabe and Mathias. All of the Company's directors are subject to re-election at each annual meeting of shareholders. The directors each receive $1,000 for each separate Board or committee meeting attended and are reimbursed for expenses relating thereto. The Board of Directors elects the Company's officers who serve at the pleasure of the Board of Directors.

BOARD OF DIRECTORS

     The following table sets forth certain information regarding the directors of the Company.

                    NAME                       AGE                       POSITION
---------------------------------------------  ---   ------------------------------------------------
John A. Morris, Jr. M.D.(1)..................  50    Chairman of the Board and Director
George M. Miller, II(1)......................  37    President, Chief Executive Officer and Director
E. Townes Duncan.............................  43    Director
William D. Eberle............................  73    Director
Edward J. Mathias............................  55    Director
Robert A. McCabe, Jr.........................  46    Director
Raymond H. Pirtle, Jr.(1)....................  55    Director
L. Edward Wilson, P.E........................  52    Director

------------

(1) "Interested Person" as defined in Section 2(a)(19) of the 1940 Act.

     John A. Morris, Jr., M.D., co-founded the Company in August 1991. Dr. Morris currently holds appointments of Professor of Surgery and Director of the Division of Trauma and Surgical Critical Care at the Vanderbilt University School of Medicine, Medical Director of the LifeFlight Air Ambulance Program at Vanderbilt University Hospital, and Associate in the Department of Health Policy and Management at the Johns Hopkins University.

     George M. Miller, II, co-founded the Company in August 1991. Prior to August 1991, Mr. Miller worked for two years as a vice president in the Investment Building Group of Equitable Securities Corporation ("Equitable"). From 1987 to 1989, Mr. Miller worked as an associate in the Corporate Finance department of J.C. Bradford & Co. Prior to that time, Mr. Miller spent four and one-half years on active duty in the United States Marine Corps. Mr. Miller holds a Master of Business Administration from the University of North Carolina at Chapel Hill and a Bachelor of Science degree from the University of Tennessee.

     E. Townes Duncan has been the President of Solidus, LLC, a venture capital firm, since January 1, 1997. Prior to that time, Mr. Duncan was a director of Comptronix Corporation, a provider of electronics contract manufacturing services, since April 1988, and had served as its Chairman of the Board and Chief Executive Officer since November 1993. Comptronix Corporation filed a petition for Chapter 11 protection on August 9, 1996. Mr. Duncan was a Vice-President of Massey Burch Investment Group, Inc., a Nashville venture capital firm, from 1985 to November 1993. Mr. Duncan is also a director of Volunteer Capital Corporation, an owner and operator of restaurants in six states.

     William D. Eberle is chairman of Manchester Associates, Ltd., a venture capital and international consulting firm and is Of Counsel to the law firm of Kaye, Scholer, Fierman, Hays & Handler. Mr. Eberle is also Chairman of America Service Group Inc., a health care services Company, and Showscan Entertainment, Inc., a movie-based software and technology company, and is a director of Ampco-Pittsburgh Corp., a steel fabrication equipment company, Barry's Jewelry, a retail jewelry chain, Fiberboard Corporation, a timber manufacturer, Mitchell Energy and Development a gas and oil company, and Mid-States PLC, an autoparts distributor headquartered in Nashville. Mr. Eberle is also the Vice Chairman of the U.S. Council of the International Chamber of Commerce.

     Edward J. Mathias has been a managing director of The Carlyle Group, a Washington, D.C. based private merchant bank, since 1994. Mr. Mathias served as a managing director of T. Rowe Price Associates, Inc., an investment management firm, from 1971 to 1993. Mr. Mathias is also a director of U.S. Office Products, a supplier of office products, and PathoGenesis Corporation, a biotechnology company.

     Robert A. McCabe, Jr., has been the Vice Chairman of First American Corporation, a bank holding company headquartered in Nashville, since 1993 and the President of First American Enterprises, a division of First American Corporation, since 1994. Prior to that time, Mr. McCabe served as President of the General Bank and First American National Bank, subsidiaries of First American Corporation. Mr. McCabe is also a director of First American Corporation.

     Raymond H. Pirtle, Jr., is a managing director and a member of the Board of Directors of Equitable, having joined the firm in February 1989. Prior to that date, Mr. Pirtle was a general partner of J.C. Bradford & Co.

     L. Edward Wilson, P.E., is president of Sirrom Resource Texas, Inc. ("SRF"), the general partner of Sirrom Resource Funding, L.P., a privately owned partnership that is not owned by the Company and provides capital to environmental service firms. Prior to joining SRF, Mr. Wilson served as president and chief executive officer of OSCO, Inc., a Nashville-based environmental services company. Prior to that, Mr. Wilson served as executive vice president of ERC Environmental & Energy Services, Inc. ("ERC"), where he was in charge of all eastern regional operations of this publicly-traded environmental services company. He joined ERC after it acquired the EDGE Group, a company he founded in 1982.

OFFICERS

     The following table sets forth certain information regarding officers of the Company.

                    NAME                       AGE                       POSITION
---------------------------------------------  ---   ------------------------------------------------
George M. Miller, II.........................  37    President, Chief Executive Officer and Director
David M. Resha...............................  50    Chief Operating Officer
Carl W. Stratton.............................  37    Chief Financial Officer
Donald F. Barrickman.........................  46    Vice President -- Special Assets
Jeffrey D. Armstrong.........................  38    Vice President -- Special Assets
Kathy Harris.................................  38    Vice President -- Portfolio Manager
John C. Harrison.............................  39    Vice President -- Portfolio Manager
John S. Scott................................  33    Vice President -- Portfolio Manager
William A. Williamson, III...................  36    Vice President -- Portfolio Manager
John N. Dyslin...............................  30    Vice President -- Portfolio Manager
R. Burton Harvey.............................  33    Vice President -- Portfolio Manager
Maria-Lisa Caldwell..........................  33    Secretary
Kimberly M. Stringfield......................  27    Controller and Treasurer
H. Hiter Harris, III.........................  36    Co-Chairman of Harris Williams
Christopher H. Williams......................  34    Co-Chairman of Harris Williams

     David M. Resha joined the Company in July 1995 and is responsible for the day-to-day operations of the Company. His primary role is the oversight of risk management associated with the loan portfolio of the Company, including loan origination, portfolio management and workout activities. Mr. Resha is a 25-year veteran commercial banker. Most recently, he was Senior Vice President at First Union National Bank of Tennessee where he managed the middle market/corporate banking group. He held a similar position with Dominion Bank before it was merged with First Union National Bank of Tennessee. Mr. Resha holds a Bachelor of Business Administration degree from Loyola University in New Orleans and a Master of International Management degree from American (Thunderbird) Graduate School in Glendale, Arizona.

     Carl W. Stratton joined the Company in October 1995 and has served as Chief Financial Officer since April 1996. From October 1995 through April 1996, Mr. Stratton held the position of Vice President -- Workouts with the Company. From 1991 to 1995, Mr. Stratton was chief financial officer of International

Citrus Corporation, and from 1986 to 1991, Mr. Stratton was chief financial officer of Dove Computer Corporation. From 1981 to 1985, Mr. Stratton held a variety of engineering and manufacturing positions with E.I. du Pont de Nemours, Inc. & Company, Incorporated. Mr. Stratton is also a director of International Citrus Corporation. Mr. Stratton holds a Master of Business Administration degree from the University of North Carolina at Chapel Hill and a Bachelor of Science in Chemical Engineering degree from Lafayette College.

     Donald F. Barrickman joined the Company in September 1996 and is responsible for the management of the Company's problem loan portfolio. Prior to joining the Company, Mr. Barrickman served as the chief operation officer for United Mortgage and Loan Investment Corp. in Charlotte, NC. From 1986 to 1995, he managed the Special Assets Division for First Union National Bank of Virginia, Maryland and D.C. and its predecessors. Mr. Barrickman holds a Bachelor of Science degree in Accounting from Western Kentucky University. He is also a graduate of the Stonier Graduate School of Banking at Rutgers University.

     Jeffrey D. Armstrong joined the Company in April 1996 and is responsible for the management of the Company's problem loan portfolio. Mr. Armstrong has 13 years of experience in consulting, finance and operations from Aladdin Industries, Buccino & Associates, Inc., and the Alpert Investment Corporation. Mr. Armstrong holds a Master of Business Administration from the University of Texas at Austin and a Bachelor of Science Degree from Stanford University.

     Kathy Harris joined the Company in January 1996 and is responsible for marketing and loan origination efforts in Georgia and Florida. In addition to generating new loans, Ms. Harris oversees several of the Company's portfolio companies. From 1985 to January 1996, Ms. Harris was in the Corporate Finance Department at J.C. Bradford & Co. From 1980 to 1983, she was with KPMG Peat Marwick and served as a senior auditor specializing in the firm's thrift practice. Ms. Harris holds a Master of Business Administration in Finance and Human Resources Management from the Owen Graduate School of Management at Vanderbilt University and a Bachelor of Science degree in Accounting from Murray State University. Ms. Harris is a Certified Public Accountant.

     John C. Harrison joined the Company in January 1994 and is responsible for marketing and loan origination efforts in North and South Carolina and Virginia. In addition to generating new loans, Mr. Harrison oversees several of the Company's portfolio companies. From 1991 to 1993, Mr. Harrison served as a vice president at First Union National Bank, and from 1987 to 1991, he worked for First Tennessee Equipment Finance Corporation as a senior credit officer. From 1980 to 1987, Mr. Harrison held several positions with First American National Bank. Mr. Harrison holds a Bachelor of Science degree from the University of Tennessee.

     John S. Scott joined the Company in November 1994 and is responsible for marketing and loan origination efforts in Kentucky, Ohio and Indiana. In addition to generating loans, Mr. Scott oversees several of the Company's portfolio companies. From 1991 to 1994, Mr. Scott served as a vice president in the Corporate Banking Group of Bank One. From 1985 to 1991, Mr. Scott was a commercial lender with Ameritrust Corporation, Citizens Bank and Trust and First American National Bank. Mr. Scott holds a Bachelor of Science degree from the University of Kentucky.

     William A. Williamson, III, joined the Company in April 1996 and is responsible for marketing and loan origination efforts in Texas. Prior to joining the Company, Mr. Williamson was vice president/partner of Bohannon Brewing Company. From 1992 to 1994, Mr. Williamson was manager of Durr-Fillauer Corporation's Nashville facility. From 1985 to 1991, Mr. Williamson was assistant vice president of development for Jim Wilson Associates. From 1982 to 1984, Mr. Williamson was an investment banking analyst with E.F. Hutton in New York. Mr. Williamson holds a Bachelor of Business Administration from Southern Methodist University.

     John N. Dyslin joined the Company in July 1996 and is responsible for marketing and loan origination efforts in Illinois, Minnesota, Wisconsin and Michigan. From 1994 to 1996, Mr. Dyslin served as Associate at Bowles Hollowell Conner & Co., a merger and acquisition firm located in Charlotte, North Carolina. From 1990 to 1992, Mr. Dyslin served as Vice President of Bradford Capital Partners, a private equity fund affiliated with J.C. Bradford & Co., and from 1990 to 1992 worked as an Analyst and Associate in the Corporate Finance department of J.C. Bradford & Co. Mr. Dyslin holds a Bachelor of Science degree in Commerce from the University of Virginia and a Master of Business Administration from the University of North Carolina.

     R. Burton Harvey joined the Company in August of 1996 and is responsible for marketing and loan origination efforts in eastern Pennsylvania and Maryland. In addition to generating new loans, Mr. Harvey oversees several of the Company's portfolio companies. From 1993 to August 1996, Mr. Harvey was a Vice President at NationsBank of Tennessee. From 1989 to November 1994, he served as a Vice President in the U.S. Corporate Division of Wachovia Corporate Services, Inc. in Atlanta, Georgia and as a Loan Administration Officer prior to becoming a Vice President. Mr. Harvey holds a Master of Business Administration and a Bachelor of Science Degree from the University of Tennessee.

     Maria-Lisa Caldwell was appointed as the Secretary of the Company in April 1996. Ms. Caldwell is presently a principal in the law firm of Caldwell & Caldwell, P.C. From 1991 to January 1996, Ms. Caldwell was an associate with the law firm of Bass, Berry & Sims PLC. Prior to that time, Ms. Caldwell was an associate with the law firm of Gibson, Dunn & Crutcher. Ms. Caldwell holds a Juris Doctorate from Duke University School of Law and a Bachelor of Arts Degree in Economics from Fairfield University.

     Kimberly M. Stringfield joined the Company in December 1994 and serves as the Company's Controller and Treasurer. From 1992 to 1994, Ms. Stringfield was a credit analyst and commercial lender at NationsBank of Tennessee, N.A. Ms. Stringfield holds a Bachelor of Science degree in Accounting from the University of Alabama.

     H. Hiter Harris, III co-founded Harris Williams in 1991 and has served as co-chairman of Harris Williams since the Company's acquisition of the firm in September of 1996. From 1987 to 1991, Mr. Harris served as Vice President of Bowles Hollowell & Conner and from 1983 to 1985 served as pricing coordinator for Crestar Bank. Mr. Harris holds a Master of Business Administration degree with distinction from Harvard Graduate School of Business Administration and Bachelor of Science degrees in Mathematics and Economics from Hampden-Sydney College.

     Christopher H. Williams co-founded Harris Williams in 1991 and has served as co-chairman of Harris Williams since the Company's acquisition of the firm in September 1996. From 1987 to 1991, Mr. Williams served as Vice President of Bowles Hollowell & Conner. Mr. Williams holds a Master of Business Administration from Harvard Graduate School of Business Administration and a Bachelor of Arts in Business Administration from Washington and Lee University.

COMPENSATION

     The following table sets forth for the fiscal year ended December 31, 1996, the compensation paid to the five most highly compensated executive officers of the Company. No director received compensation in excess of $60,000 for fiscal 1996. The Company does not have a pension plan, but has established a 401K plan that does not provide for matching contributions. Options to purchase a total of 84,000 shares of Common Stock were granted to the directors of the Company during the fiscal year ended December 31, 1996.

                                                                             AGGREGATE
      NAME OF INDIVIDUAL OR                  CAPACITIES IN WHICH            COMPENSATION   COMPENSATION
        IDENTITY OF GROUP                 COMPENSATION WAS RECEIVED            SALARY         BONUS
----------------------------------  -------------------------------------   ------------   ------------
George M. Miller, II..............  President and Chief Executive Officer     $229,883       $225,000(1)
David M. Resha....................  Chief Operating Officer                    150,293        100,000(1)
Carl W. Stratton..................  Chief Financial Officer                     91,586        100,000(1)
H. Hiter Harris, III..............  Co-Chairman of Harris Williams             100,000(2)     183,000
Christopher H. Williams...........  Co-Chairman of Harris Williams             100,000(2)     183,000

---------------

(1) These amounts represent 1996 bonuses paid on January 2, 1996.
(2) These amounts do not include $22,500 contributed by Harris Williams to each of Messrs. Harris' and Williams' SEP/IRA account pursuant to the terms of Harris Williams' SEP/IRA Plan.

     STOCK OPTION GRANTS IN LAST FISCAL YEAR. The following table provides information relating to stock options granted to the following executive officers for the year ended December 31, 1996.

                                              INDIVIDUAL GRANTS(1)                         POTENTIAL
                                -------------------------------------------------          REALIZABLE
                                              % OF TOTAL                                VALUE AT ASSUMED
                                               OPTIONS                                   ANNUAL RATE OF
                                NUMBER OF     GRANTED TO                                  STOCK PRICE
                                SECURITIES   EMPLOYEES OF   EXERCISE                    APPRECIATION FOR
                                UNDERLYING   THE COMPANY    OR BASE                       OPTION TERM
                                 OPTIONS      IN FISCAL      PRICE     EXPIRATION   ------------------------
             NAME                GRANTED         YEAR        ($/SH)       DATE        5%($)        10%($)
------------------------------  ----------   ------------   --------   ----------   ----------   -----------
George M. Miller, II..........     56,966          7.4%      $18.63        2/1/06   $  667,252   $ 1,690,948
                                  224,115         29.3%       30.00       10/1/06    4,228,342    10,715,448
David M. Resha................         --           --           --            --           --            --
Carl W. Stratton..............     50,000          6.6%       23.25        4/1/06      731,090     1,852,726
                                   25,000          3.3%       31.75       10/8/06      499,185     1,265,033
H. Hiter Harris, III..........         --           --           --            --           --            --
Christopher H. Williams.......         --           --           --            --           --            --

EMPLOYEE STOCK OPTIONS

     For the purpose of providing employees who have substantial responsibility for the management of the Company with additional incentives to exert their best efforts on behalf of the Company, to increase their proprietary interest in the success of the Company, to reward outstanding performance and to attract and retain executive personnel of outstanding ability, the Company has adopted the Amended and Restated 1994 Employee Stock Option Plan (the "1994 Employee Plan"), and the 1996 Incentive Stock Option Plan (the "1996 Employee Plan"). The following is a summary of certain provisions of the 1994 Employee Plan and the 1996 Employee Plan.

     1994 Employee Plan. The total number of shares for which options may be granted under the 1994 Employee Plan is 500,000, and options for the purchase of 500,000 shares of Common Stock have been granted. The 1994 Employee Plan is administered by a committee of the Board of Directors, consisting of at least two members who are not eligible for grants of options or other equity securities under the 1994 Employee Plan or any other plan of the Company or any of its affiliates. The committee determines the executive and other officers of the Company who are eligible to participate in the 1994 Employee Plan and the number of shares, if any, for which options may be granted to them. Seventeen people are potentially eligible to participate in the 1994 Employee Plan. Options granted under the 1994 Employee Plan are exercisable at a price equal to the fair market value of the Common Stock on the date the option is granted. No option may be exercised more than 10 years after the date of grant. Options granted under the 1994 Employee Plan are not transferable other than by the laws of descent and distribution and during the grantee's life may be exercised only by the grantee. Rights to exercise options terminate after a grantee ceases to be an employee for any reason, other than death, three months following the date of termination of employment. If a grantee dies before expiration of the option, his legal successors may exercise the option within one year of the employee's death. Shares purchased upon exercise of options must be paid for in cash or by the surrender of unrestricted shares of Common Stock or any combination thereof. The Company may lend the grantee up to the exercise price of the option to be exercised. Any such loan would be subject to certain terms set out in the Plan and limitations imposed by the SBA. The 1994 Employee Plan will terminate when options have been granted on the total number of shares authorized by it or by action of the Board of Directors, but in no event later than November 18, 2004.

     1996 Employee Plan. The 1996 Employee Plan authorizes the issuance of up to 390,000 shares of the Company's Common Stock. As of December 31, 1996, options for the purchase of 390,000 shares of the Common Stock have been granted by the Company under the plan. In addition, options to purchase 319,547 shares have been granted under the 1996 Employee Plan, subject to the approval of the amendment to the plan, which amendment authorizes an increase in the number of shares issuable thereunder, by the Company's shareholders at the next annual meeting of shareholders. Awards under the 1996 Employee Plan may be made to key employees and officers. The number of people currently eligible for awards is 43. The 1996 Employee Plan is administered by a committee of at least two disinterested individuals appointed by the Board of Directors, which currently is the Compensation Committee (the "Committee").

     Incentive stock options ("ISO") and non-qualified stock options may be granted as the Committee determines, subject to certain per person limitations on awards. A stock option is exercisable at the times and subject to the terms and conditions which the Committee determines. The option price for any ISO will not be less than 100% (110% in the case of certain 10% shareholders) of the fair market value of the Common Stock on the date of grant. Shares purchased upon exercise of options must be paid for in cash or by surrender of unrestricted shares of Common Stock or any combination thereof. The Board of Directors may cause the Company to lend to the grantee up to the exercise price of the option being exercised. Any such loan is subject to terms set out in the Plan, including as to collateral and interest rate, and to other limitations imposed by the SBA. Options granted under the 1996 Employee Plan cannot be assigned or transferred except by will or by the laws of descent and distribution. During the lifetime of an optionee, an option is exercisable only by the optionee. The Committee determines the term of the option, which may not exceed 10 years. An option may be exercised at any time or from time to time or only after a period of time or in installments, as the Committee determines, except that options granted to officers of the Company will not be exercisable for at least six months after the date of grant. Upon termination of an option holder's employment for Cause (as defined in the 1996 Employee Plan), that employee's stock options will terminate. If employment is involuntarily terminated without Cause, options (if exercisable) are exercisable for three months or until the end of the option period, whichever is shorter. Upon death or disability of an employee, exercisable stock options are exercisable by the deceased employee's representative within the lesser of the remainder of the option period or one year from the employee's death. In the event of certain extraordinary corporate events, such as a sale of substantially all its assets or a merger or share exchange in which the Company is not the surviving corporation, all outstanding options under the 1996 Employee Plan shall immediately become fully exercisable. The 1996 Employee Plan may be amended by the Board of Directors, except that the approval of the Company's shareholders is required to increase the total number of shares reserved for the 1996 Employee Plan or to materially increase the benefits accruing to participants under the 1996 Employee Plan.

     The following table sets forth certain information with respect to options that have been granted under the 1994 Employee Plan and the 1996 Employee Plan:

                                                             NUMBER OF SHARES
                                                                SUBJECT TO        EXERCISE PRICE
                       NAME AND POSITION                          OPTION            PER SHARE
    -------------------------------------------------------  ----------------     --------------
    George M. Miller, II,..................................        150,000(1)         $11.00
      President and Chief Executive Officer                         56,966(2)          18.50
                                                                    56,966(3)          18.63
                                                                   224,115(4)          30.00
    David M. Resha.........................................        125,000(5)          13.50
      Chief Operating Officer
    Carl W. Stratton.......................................         50,000(6)          23.25
      Chief Financial Officer                                       25,000(7)          31.75
    Employees, as a group (43 persons).....................      1,209,547           (8)

---------------

(1) This option vests 25% on August 1, 1997, 25% on August 1, 1998 and 50% on August 1, 1999.
(2) This option vests 20% per year beginning December 15, 1996.
(3) This option vests 20% per year beginning February 1, 1997.
(4) This option vests 20% per year beginning October 1, 1997.
(5) This option vests 20% per year beginning July 5, 1996.
(6) This option vests 20% per year beginning April 8, 1997.
(7) This option vests 20% per year beginning April 8, 1997.
(8) These options have exercise prices that range from $11.00 per share to $35.75 per share.

NON-EMPLOYEE DIRECTOR STOCK OPTIONS

     In order to retain and attract highly qualified directors, and to ensure close identification of interests between non-employee directors and the Company's shareholders, the Company adopted the 1995 Stock Option Plan for Non-Employee Directors (the "Directors' Stock Option Plan"), which provides for the automatic grant of options to directors of the Company that are not employees or officers of the Company (other than John A. Morris, Jr., M.D.). In accordance with the applicable provisions of the 1940 Act, the automatic grant of options under the Directors' Stock Option Plan occurred on April 19, 1996, the date of the approval of the plan by the Company's shareholders (the "Approval Date").

     Under the Directors' Stock Option Plan, eligible non-employee directors who were directors of the Company before December 1, 1994, received options to purchase 18,000 shares of Common Stock. Non-employee directors elected after December 1, 1994, but before April 19, 1996, received options to purchase 12,000 shares of Common Stock. Any person who is initially elected a non-employee director in the future will automatically receive, on the date of election, an option to purchase 6,000 shares of Common Stock.

     The total number of shares for which options may be granted under the Directors' Stock Option Plan is 114,000, of which options to purchase 84,000 shares have been granted. The Directors' Stock Option Plan is administered by a committee of the Board of Directors comprised of directors who are not eligible to receive options under the Directors' Stock Option Plan. Options granted under the Directors Stock Option Plan are exercisable at a price equal to the fair market value of the Common Stock at the date of grant. No option may be exercised more than 10 years after the date of grant. Shares purchased upon exercise of options, must be paid for in cash, by surrender of unrestricted shares of Common Stock or any combination thereof. Options granted under the Directors' Stock Option Plan are not transferable other than by will or by the laws of descent and distribution and during the grantee's life may be exercised only by the grantee. If the grantee dies before expiration of the option, his legal successors may exercise the option within one year of the grantee's death. The Directors' Stock Option Plan may be terminated at any time by the Board of Directors, and will terminate on April 19, 2006. No increase in the number of shares authorized under the plan or material increase in the benefits to participants under the plan may be made without shareholders' approval.

                              CERTAIN TRANSACTIONS

     Raymond H. Pirtle, Jr., a director and shareholder of the Company, is a managing director and a member of the board of directors of Equitable. Equitable is one of the underwriters of this Offering and in connection therewith is entitled to the compensation set forth under the heading "Underwriting."

     Prior to the Conversion in February 1995, Messrs. Harrison, Jennifer K. Waugh and Kristen L. Garrison, employees of the Company, were granted ownership interests in the Company. In connection therewith, each such employee executed a promissory note for the purchase price of such interest that bears interest at 7.25% per annum, payable annually, matures November 1, 2001, and is secured by a pledge of the Common Stock owned by each such employee. As of the date hereof, the outstanding principal balance of such promissory notes is as follows: Mr. Harrison, $440,142.16; Ms. Waugh, $102,678.51; and Ms. Garrison $43,822.29.

     The Robinson-Humphrey Company, Inc. ("Robinson-Humphrey"), one of the underwriters in this Offering, has been engaged by the Company as its exclusive placing agent in connection with the obtaining and placement of the ING Credit Facility. Robinson-Humphrey has received a fee equal to 0.5% of the aggregate debt commitment. In addition, Sirrom agreed to indemnify Robinson-Humphrey with respect to certain matters.

     Sirrom, Ltd., a family-owned limited partnership, owned 20% of Harris Williams that it purchased in 1994 for $500,000. The general partner of Sirrom, Ltd. is All Scarlet, Inc., a corporation owned equally by John A. Morris, Jr., M.D., Chairman of the Company, and Alfred H. Morris, the brother of Dr. Morris. Sirrom, Ltd. received 170,706 shares of the Company's stock as part of the acquisition of Harris Williams. See "Business -- Merger and Acquisition Advisory Services."

                       PRINCIPAL AND SELLING SHAREHOLDERS

     Of the 50,000,000 shares of Common Stock, no par value, authorized, there are 12,343,567 shares of Common Stock outstanding and approximately 2,550 holders of the Company's Common Stock, including approximately 169 holders of record. The Company has no other class of securities outstanding. The following table sets forth certain ownership information as of December 31, 1996 with respect to the Common Stock for (i) those persons who directly or indirectly own, control or hold with the power to vote, 5% or more of the outstanding Common Stock and (ii) all officers and directors, as a group. Unless otherwise indicated, all shares are owned beneficially and of record by each shareholder. The address for each of the Selling Shareholders is 500 Church Street, Suite 200, Nashville, Tennessee 37219.

                                                    SHARES BENEFICIALLY                SHARES TO BE
                                                    OWNED PRIOR TO THE              BENEFICIALLY OWNED
                                                         OFFERING         SHARES    AFTER THE OFFERING
                                                    -------------------    BEING    -------------------
                 NAME AND ADDRESS                    NUMBER     PERCENT   OFFERED    NUMBER     PERCENT
--------------------------------------------------  ---------   -------   -------   ---------   -------
John A. Morris, Jr., M.D.(1)......................  2,393,204     19.4          0   2,393,204     15.9%
  243 Medical Center South
  2100 Pierce Avenue
  Nashville, TN 37212
Sirrom Partners, L.P..............................  2,035,148     16.5          0   2,035,148     13.5
  500 Church Street
  Suite 200
  Nashville, TN 37219
Gerald B. Andrews.................................      5,788        *      5,788           0        *
Bank of Scotland London Nominees Limited..........     65,658        *      1,528      64,130        *
O. Gene Gabbard...................................      4,008        *      4,008           0        *
Hare & Co.........................................     45,454        *     25,454      20,000        *
James O. Hayles...................................      5,073        *      2,500       2,573        *
Myna C. Hayles....................................      5,073        *      2,500       2,573        *
Andrew L. Smith, Trustee for Leila Temple
  Hayles..........................................      5,073        *      2,500       2,573        *
Andrew L. Smith, Trustee for James Russell
  Hayles..........................................      5,073        *      2,500       2,573        *
Kenneth F. Leddick................................      2,536        *        536       2,000        *
Richard Monk......................................     18,942        *      8,000      10,942        *
Kathleen R. Parsons...............................      4,008        *      4,008           0        *
Carolyn W. Perrone(2).............................     68,800        *     68,800           0        *
Michael M. Rosenberg..............................     24,244        *     24,244           0        *
Peter T. Socha(3).................................     80,200        *     50,000      30,200        *
Sam Stevenson.....................................     12,121        *     12,121           0        *
Berthold G. Stumberg..............................     10,148        *      5,000       5,148        *
Officers and directors, as a group (27 persons)...  3,476,735     28.2          0   3,476,735     23.1

------------

 *  Less than one percent.
(1) Includes 2,035,148 shares owned of record by Sirrom Partners, L.P., a limited partnership owned by Dr. Morris and his family, and 358,056 shares owned of record by Sirrom, Ltd., a limited partnership whose general partner is All Scarlet, Inc., a corporation owned 50% by Dr. Morris and 50% by Alfred H. Morris, the brother of Dr. Morris. Dr. Morris has shared voting power and shared investment power with respect to all of these shares.
(2) Ms. Perrone was the Chief Financial Officer of the Company from February 1993 until April 1996.
(3) Mr. Socha was a Vice President -- Workouts of the Company from February 1994 until December 1996.

                        DETERMINATION OF NET ASSET VALUE

     The net asset value per share of Common Stock will be determined quarterly, as soon as practicable after and as of the end of each calendar quarter, by dividing the value of total assets minus liabilities by the total number of shares outstanding on a fully diluted basis at the date as of which the determination is made.

     In making its valuation determination, the Board of Directors generally adheres to a valuation policy approved by the SBA and adopted by the Board of Directors. In calculating the value of the Company's total assets, securities that are traded in the over-the-counter market or on a stock exchange are valued at the average bid at close or closing price, as the case may be, for the valuation date and the preceding two days, unless the investment is subject to a restriction that requires a discount from such price, which is determined by the Board of Directors. All other investments are valued at fair value as determined in good faith by the Board of Directors. In making such determination, the Board of Directors will value loans and nonconvertible debt securities for which there exists no public trading market at cost plus amortized original issue discount, if any, unless adverse factors lead to a determination of a lesser value, at which time unrealized depreciation would be recognized. Convertible debt securities and warrants are valued to reflect the value of the underlying equity security less the conversion or exercise price. In valuing equity securities for which there exists no public trading market, investment cost is presumed to represent fair value except in cases where the valuation policy provides that the Board of Directors may determine fair value on the basis of (i) financings by unaffiliated investors, (ii) a history of positive cash flow from operations for two years using a conservative financial measure such as earnings ratios or cash flow multiples, (iii) the market value of comparable publicly traded companies (discounted for illiquidity) and (iv) other pertinent factors. The Board of Directors, at management's request, also has considered recent operating results of a portfolio company or offers to purchase the portfolio company's securities when valuing a warrant.

     A substantial portion of the Company's assets will consist of securities carried at fair values determined by its Board of Directors. The Company's independent public accountants will review and express an opinion on the reasonableness of the basis used by the Board of Directors in determining the valuation of investments, the adequacy of the procedures applied by the directors in valuing such securities and the appropriateness of the underlying documentation. However, determination of fair values involves subjective judgment not susceptible to substantiation by auditing procedures. Accordingly, under current standards, the accountants' opinion on the Company's financial statements in its annual report refers to the uncertainty with respect to the possible effect on the financial statements of such valuations.

                               REINVESTMENT PLAN

     Pursuant to the Reinvestment Plan a shareholder whose shares are registered in his own name can have all distributions reinvested in additional shares of Common Stock by the Reinvestment Plan Administrator if the shareholder enrolls in the Reinvestment Plan by delivering an Authorization Form to the Reinvestment Plan Administrator prior to the corresponding dividend declaration date. All distributions to shareholders who do not participate in the Reinvestment Plan will be paid by check mailed directly to the record holder by or under the direction of the Reinvestment Plan Administrator. A shareholder may terminate participation in the Reinvestment Plan by delivering a written letter to the Reinvestment Plan Administrator before the record date of the next dividend or distribution.

     When the Company declares a dividend or distribution, shareholders who are participants in the Reinvestment Plan will receive the equivalent of the amount of the dividend or distribution in shares of the Company's Common Stock. The Reinvestment Plan Administrator will buy shares in the open market, on the Nasdaq National Market or elsewhere. The Reinvestment Plan Administrator will apply all cash received on account of a dividend or distribution as soon as practicable, but in no event later than 30 days, after the payment date of the dividend or distribution except to the extent necessary to comply with applicable provisions of the federal securities laws. The number of shares to be received by the Reinvestment Plan participants on account of the dividend or distribution will be calculated on the basis of the average price of all shares purchased for that period, including brokerage commissions, and will be credited to their accounts as of the payment date of the dividend or distribution.

     The Reinvestment Plan Administrator will maintain all shareholder accounts in the Reinvestment Plan and will furnish written confirmations of all transactions in the account, including information needed by shareholders for personal and tax records. Shares in the account of each Reinvestment Plan participant will be held by the Reinvestment Plan Administrator in non-certificated form in the name of the participant, and each shareholder's proxy will include shares purchased pursuant to the Reinvestment Plan.

     There is no charge to participants for reinvesting dividends and capital gains distributions. The fees of the Reinvestment Plan Administrator for handling the reinvestment of dividends and capital gains distributions will be included in the fee to be paid by the Company to its transfer agent. However, each participant will bear a pro rata share of brokerage commissions incurred with respect to the Reinvestment Plan Administrator's open market purchases in connection with the reinvestment of dividends and distributions.

     THE REINVESTMENT OF DISTRIBUTIONS WILL NOT RELIEVE PARTICIPANTS OF ANY INCOME TAX THAT MAY BE PAYABLE ON DISTRIBUTIONS. SEE "TAX STATUS."

     The Company reserves the right to amend or terminate the Reinvestment Plan as applied to any distribution paid subsequent to written notice of the change sent to participants in the Reinvestment Plan. The Plan also may be amended or terminated by the Reinvestment Plan Administrator with the Company's prior written consent, on at least 90 days' written notice to participants in the Reinvestment Plan. All correspondence concerning the Reinvestment Plan should be directed to the Reinvestment Plan Administrator by mail at 230 South Tryon Street, Charlotte, North Carolina 28288-1153 or by phone at 1-800-829-8432.

                                   TAX STATUS

     The following discussion is a general summary of the material federal tax considerations applicable to the Company and to an investment in the Common Stock and does not purport to be a complete description of the tax considerations applicable to such an investment. Prospective shareholders should consult their own tax advisors with respect to the tax considerations which pertain to their purchase of the Common Stock. This summary does not discuss all aspects of federal income taxation relevant to holders of the Company's Common Stock in light of their personal circumstances, or to certain types of holders subject to special treatment under federal income tax laws, including foreign taxpayers. This summary does not discuss any aspects of foreign, state, or local tax laws.

     The Company has qualified for and elected to be treated as a RIC under Subchapter M of the Code. SII and SFC have elected the same tax treatment. If each of the Company, SII and SFC continues to qualify as a RIC and distributes to the shareholders or the Company, as appropriate, each year in a timely manner at least 90% of its "investment company taxable income," as defined in the Code (in general, taxable income excluding long-term capital gains), each such entity will not be subject to federal income tax on the portion of its taxable income and gains it distributes to shareholders. In addition, if each of the Company, SII and SFC distributes in a timely manner (or treats as "deemed distributed" as described below) 98% of its capital gain net income for each one year period ending on October 31 (or December 31, if so elected by the Company, SII or SFC), and distributes 98% of its ordinary income for each calendar year (as well as any income not distributed in prior years), it will not be subject to the 4% nondeductible federal excise tax on certain undistributed income of RICS.

     In order to continue to qualify as a RIC for federal income tax purposes, each of the Company, SII and SFC must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities and other narrowly defined types of income derived with respect to its business of investing in such stock or securities; (b) derive in each taxable year less than 30% of its gross income from the sale of stock or securities held for less than three months; (c) diversify its holdings so that at the end of each quarter of the taxable year (i) at least 50% of the value of it's assets consists of cash, cash items, government securities, the securities of other RICs and other securities if such other securities of any one issuer do not represent more than 5% of its total assets and 10% of the outstanding voting securities of the issuer and (ii) no more than 25% of the value of it's total assets are invested in the securities of one issuer (other than U.S.

government securities or the securities of other regulated investment companies), or of two or more issuers that are controlled by and are engaged in the same or similar or related trades or businesses; and (d) distribute at least 90% of its investment company taxable income each taxable year.

     There is no requirement that all of the corporations in a controlled group that includes a RIC must qualify as RICs. As a general rule in the application of the tests to qualify as a RIC, the parent corporation and each of its subsidiaries are tested separately and cannot be consolidated. There is a significant exception to this rule with regard to the 25% diversification test described in the preceding paragraph. Solely for that test, the investments of a subsidiary are deemed to be owned by the parent in proportion to the ratio of the value of the subsidiary's stock to the value of all investments of the parent, provided that the subsidiary and parent are in the same controlled group (defined with reference to a chain of corporations with a 20% ownership threshold). See "Prospectus Summary." It is possible that the existence and operation of Harris Williams or other non-RIC subsidiaries in the future will cause the Company, SII or SFC not to qualify as a RIC.

     Certain types of income which are earned by the Company and its subsidiaries, such as processing fees, do not qualify for purposes of satisfying the 90% of gross income test mentioned above. For taxable year 1996, this test was satisfied by a small margin. A failure to satisfy the 90% test cannot be corrected after the end of the taxable year. Because each of SII, SFC and the Company must satisfy this 90% test on a stand alone basis, even if the 90% test is satisfied on a consolidated basis, it is possible that one or more of the subsidiaries, or the Company, may fail to satisfy this test and lose its status as a RIC.

     If the Company or any subsidiary were to fail to qualify as a RIC, it would not be entitled to a deduction for dividends paid. In this event, the corporate income tax could be substantial and there would be a substantial reduction in the Company's or subsidiary's net assets. Moreover, future distributions to the Company's shareholders would be reduced because of the loss of any tax deduction for payment of such dividends.

     For any period during which the Company qualifies as a RIC for tax purposes, dividends to shareholders of the Company's ordinary income (including dividends, interest and original issue discount) and any distributions of net short-term capital gains generally will be taxable as ordinary income to shareholders (and not as short-term capital gains) to the extent of the Company's current or accumulated earnings and profits. Distributions of the Company's net long-term capital gains (designated by the Company as capital gain dividends) will be taxable to shareholders as long-term capital gains regardless of the shareholder's holding period in his shares. Corporate shareholders should consult their own tax advisers. In addition, the Company may elect to relate back a dividend to the prior taxable year for the purposes of (i) determining whether the 90% distribution requirement is satisfied, (ii) computing investment company taxable income and (iii) determining the amount of capital gain dividends paid during the prior taxable year. Any such election will not alter the general rule that a shareholder will be treated as receiving a dividend in the taxable year in which the distribution is made. Any dividend declared by the Company in October, November or December of any calendar year, payable to shareholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it were paid by the Company and received by the shareholders on December 31 of the previous year.

     Shareholders should be careful to consider the tax implications of buying shares just prior to the record date for a distribution. Even if the price of the shares includes the amount of the forthcoming distribution the shareholder will be taxed upon receipt of the distribution and will not be entitled to offset the distribution against tax basis in the shares.

     To the extent that the Company retains any net long-term capital gains, it may designate them as "deemed distributions" and pay a tax thereon for the benefit of its shareholders. In that event, the shareholders report their share of the Company's retained realized capital gains on their individual tax returns as if it had been received, and report a credit for the tax paid thereon by the Company. The amount of the deemed distribution net of such tax is then added to the shareholder's cost basis for his shares. Since the Company expects to pay tax on long-term capital gains at the regular corporate tax rate of 34%, and the maximum rate payable by individuals on such gains is 28%, the amount of credit that individual shareholders may claim will exceed the amount of tax that they would be required to pay on capital gains. Shareholders who are not subject to federal income tax or tax on capital gains should be able to file a return on the appropriate form or a claim for refund that allows them to recover the tax paid on their behalf.

     The Budget Reconciliation Act of 1993 added Section 1202 of the Code, which permits the exclusion, for federal income tax purposes, of 50% of any gain (subject to certain limitations) realized upon the sale or exchange of "qualified small business stock" held for more than five years. Generally, qualified small business stock is stock of a small business corporation acquired directly from the issuing corporation which must at the time of issuance and immediately thereafter have assets of not more than $50.0 million and be actively engaged in the conduct of a trade or business not excluded by law. The amount of gain eligible for the 50 percent exclusion limit is limited, on a per investor and per investment basis, to the greater of (i) ten times the taxpayer's cost in the stock or (ii) $10.0 million. It is possible that in some cases investments made by the Company will be in qualified small business stock, that the Company will hold such stock for more than five years and that the Company will ultimately dispose of such stock at a profit. If that were to occur, each shareholder who held his shares at the time the Company purchased the qualified small business stock and at all times thereafter until the disposition of such stock by the Company would be entitled to exclude from his taxable income 50% of such shareholders' share of such gain, whether distributed or deemed distributed. One half of any amount so excluded would be treated as a preference item for alternative minimum tax purposes.

     A shareholder may recognize taxable gain or loss if the shareholder sells or exchanges his shares. Any gain arising from (or, in the case of distributions in excess of earnings and profits, treated as arising from) the sale or exchange of shares generally will be a capital gain or loss except in the case of a dealer or a financial institution. This capital gain or loss will be treated as a long-term capital gain or loss if the shareholder has held his shares for more than one year. However, any capital loss arising from the sale or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received with respect to such shares; for this purpose, the special rules of Sections 246(c)(3) and (4) of the Code generally apply in determining me holding period of shares. Under current law applicable to individual taxpayers, capital gains are taxed at the same rate as ordinary income, subject to a 28% cap for long-term capital gains, but the deduction of capital losses is subject to limitations.

     The Company may be required to withhold U.S. federal income tax at the rate of 31% of all taxable dividends and distributions payable to shareholders who fail to provide the Company with their correct taxpayer identification number or to make required certifications or regarding whom the Company has been notified by the Internal Revenue Service that they are subject to backup withholding. Backup withholding is not an additional tax and any amounts withheld may be credited against a shareholder's U.S. federal income tax liability.

     Federal withholding taxes at a 30% rate (or a lesser treaty rate) may apply to distributions to shareholders that are nonresident aliens or foreign partnerships, trusts or corporations. Foreign shareholders should consult their tax advisors with respect to the possible U.S. federal, state and local and foreign tax consequences of an investment in the Company.

     The Company will mail to each shareholder, as promptly as possible after the end of each fiscal year, a notice detailing, on a per share and per distribution basis, the amounts includable in such shareholder's taxable income for such year as net investment income, as net realized capital gains (if applicable), as "deemed" distributions of capital gains and as taxes paid by the Company with respect thereto. In addition, the federal tax status of each year's distributions will be reported to the Internal Revenue Service. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder's particular situation. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Company.

     Following the acquisition of Harris Williams, it is possible that the Company, SII or SFC may not continue to meet the tests for qualification as a RIC. Harris Williams will not qualify or be taxed as a RIC and, therefore, will pay tax at regular corporate tax rates with no deduction for any dividends to the Company.

                          DESCRIPTION OF CAPITAL STOCK

     The Company is authorized to issue 50,000,000 shares of Common Stock. Of the shares of Common Stock authorized for issuance, 12,343,567 are outstanding, 500,000 are reserved for issuance under the 1994 Employee Plan (all of which have been issued), 114,000 shares are reserved for issuance under the Directors' Stock Option Plan (84,000 of which have been issued), and 390,000 shares, are reserved for issuance under the 1996 Employee Plan (all of which have been issued), and 319,547 shares are reserved for issuance under the 1996 Employee Plan, subject to approval by the Company's shareholders of the amendment to the plan increasing the shares available thereunder.

COMMON STOCK

     The holders of Common Stock are entitled to one vote per share on all matters to be voted on by shareholders and are not entitled to cumulative voting in the election of directors, which means that the holders of a majority of the shares voting for the election of director can elect all of the directors then standing for election by the holders of Common Stock. The holders of Common Stock are entitled to share ratably in such dividends, if any, as may be declared from time to time by the Board of Directors in its discretion out of funds legally available therefor. The holders of Common Stock are entitled to share ratably in any assets remaining after satisfaction of all prior claims upon liquidation of the Company. The Company's Charter gives holders of Common Stock no preemptive or other subscription or conversion rights, and there are no redemption provisions with respect to such shares. All outstanding shares of Common Stock are, and the shares offered hereby will be, when issued and paid for, fully paid and nonassessable.

REGISTRATION RIGHTS

     In addition, each shareholder of the Company receiving Common Stock in the Conversion has piggyback registration rights, subject to certain limitations and conditions, in the event that the Company proposes to register the sale of shares of Common Stock for its own account or the account of another. These registration rights expire on February 1, 1997.

ANTI-TAKEOVER LEGISLATION

     In addition to the restrictions on changes of control of an SBIC under the SBIA and the SBA Regulations described under "Regulation," the Company is subject to the Tennessee Business Combination Act (the "Combination Act"). The Combination Act provides that any corporation to which it applies, including the Company, shall not engage in any "business combination" with an "interested shareholder" for a period of five years following the date that such shareholder became an interested shareholder unless prior to such date the board of directors of the corporation approved either the business combination or the transaction which resulted in the shareholder becoming an interested shareholder.

     The Combination Act defines "business combination," generally, to mean any
(i) merger or consolidation; (ii) share exchange; (iii) sale, lease, exchange, pledge, mortgage or other transfer (in one transaction or a series of transactions) of assets representing 10% or more of (A) the market value of consolidated assets, (B) the market value of the corporation's outstanding shares or (C) the corporation's consolidated net income; (iv) issuance or transfer of shares from the corporation to the interested shareholder; (v) plan of liquidation; (vi) transaction in which the interested shareholder's proportionate share of the outstanding shares of any class of securities is increased; or (vii) financing arrangements pursuant to which the interested shareholder, directly or indirectly, receives a benefit except proportionately as a shareholder.

     The Combination Act defines "interested shareholder," generally, to mean any person who is the beneficial owner, directly or indirectly, of 10% or more of any class or series of the outstanding voting stock, or any affiliate or associate of the corporation who has been the beneficial owner, directly or indirectly, of 10% or more of the voting power of any class or series of the corporation's stock at any time within the five year period preceding the date in question. Consummation of a business combination that is subject to the five-year moratorium is permitted after such period if the transaction (i) complies with all applicable charter and bylaw requirements and applicable Tennessee law and (ii) is approved by at least two-thirds of the outstanding voting stock not beneficially owned by the interested shareholder, or when the transaction meets certain fair price criteria. The fair price criteria include, among others, the requirement that the per share consideration received in any such business combination by each of the shareholders is equal to the highest of
(i) the highest per share price paid by the interested shareholder during the preceding five year period for shares of the same class or series plus interest thereon from such date at a treasury bill rate less the aggregate amount of any cash dividends paid and the market value of any dividends paid other than in cash since such earliest date, up to the amount of such interest, (ii) the highest preferential amount, if any, such class or series is entitled to receive on liquidation, or (iii) the market value of the shares on either the date the business combination is announced or the date when the interested shareholder reaches the 10% threshold, whichever is higher, plus interest thereon less dividends as noted above.

     The Tennessee Greenmail Act (the "Greenmail Act") prohibits the Company from purchasing or agreeing to purchase any of its securities, at a price in excess of fair market value, from a holder of 3% or more of any class of such securities who has beneficially owned the securities for less than two years, unless such purchase has been approved by a majority of the outstanding shares of each class of voting stock issued by the Company or the Company makes an offer of at least equal value per share to all holders of shares of such class.

     The effects of this legislation may be to render more difficult a change of control of the Company by delaying, deferring or preventing a tender offer or takeover attempt that a shareholder might consider to be in such shareholder's best interest, including those attempts that might result in the payment of a premium over the market price for the shares held by such shareholder, and may promote the continuity of the Company's management by making it more difficult for shareholders to remove or change the incumbent members of the Board of Directors.

                                   REGULATION

     The Company is presently a BDC and as such is regulated under the 1940 Act. SII is presently an SBIC and as such is regulated by the SBIA and is subject to the SBA Regulations and the 1940 Act. SII and SFC are also registered investment companies and, therefore, subject to the provisions of the 1940 Act as modified by certain exemptive orders received by the Company from the Commission.

     As an SBIC, SII may only make loans to or investments in "small business concerns," as defined by the SBIA and the SBA Regulations. A "small business concern," as defined in the SBIA and the SBA Regulations is a business concern that is independently owned and operated and which is not dominant in its field of operation. A small business concern must either (i) have a net worth, together with any affiliates, of $18.0 million or less and an average net income after federal income taxes for the preceding two years of $6.0 million or less (average net income to be computed without benefit of any carryover loss) or
(ii) satisfy alternative criteria under the SBA Regulations that focus on the industry in which the business is engaged and the number of persons employed by the business or its gross revenues. In addition at the end of each fiscal year, 20% of the total amount of investments made since April 8, 1994 must be made to concerns that (i) have a net worth of not more than $6.0 million and not more than $2.0 million in average net income after federal income taxes for the preceding two years, or (ii) satisfy alternative industry-related size criteria. The SBA Regulations also prohibit an SBIC from providing funds to a small business concern for certain purposes, such as relending and investment outside the United States.

     The amount of annual interest payments SII may charge its borrowers is limited by the SBA Regulations. Under these regulations, the maximum annual financing costs (including interest) of loans with equity features to small business concerns may not exceed the greater of 14% or 6 percentage points above the "Debenture Rate." As defined in the SBA Regulations, the "Debenture Rate" is the interest rate announced, from time to time, by the SBA on SBA debentures. As of September 30, 1996, the maximum annual financing costs applicable to SII were 14%. The SBA Regulations also allow an SBIC to charge a processing fee of up to 3%, which fee is not included in the financing cost calculation.

     The SBA restricts the ability of an SBIC to repurchase its capital stock, to retire its debentures and to lend money to its officers, directors and employees or invest in affiliates thereof. The SBA also prohibits, without prior SBA approval, a "change of control" or transfers which would result in any person (or group of persons acting in concert) owning 10% or more of any class of capital stock of an SBIC. A "change of control" is any event which would result in the transfer of the power, direct or indirect, to direct the management and policies of an SBIC, whether through ownership, contractual arrangements or otherwise.

     The Company is a closed-end, non-diversified investment company that has elected to be treated as a BDC and, as such, is subject to regulation under the 1940 Act. The 1940 Act contains prohibitions and restrictions relating to transactions between investment companies and their affiliates, principal underwriters and affiliates of those affiliate or underwriters and requires that a majority of the directors be persons other than "interested persons," as defined in the 1940 Act. In addition, the 1940 Act provides that the Company may not change the nature of its business so as to cease to be, or to withdraw its election as, a business development company unless so authorized by the vote of a majority, as defined in the 1940 Act, of its outstanding voting securities.

     The Company is permitted, under specified conditions, to issue multiple classes of indebtedness and one class of stock senior to the shares offered hereby if its asset coverage of any Senior Security is at least 200% immediately after each such issuance. Debt securities issued to the SBA are not subject to this asset coverage test. In connection with the transfer of its SBIC operations to SII and the formation of SFC, the Company obtained certain exemptive relief from the Commission with respect to certain provisions of the 1940 Act. Accordingly, the Company, SII and SFC may each incur indebtedness so long as after incurring such indebtedness the Company, individually, and the Company and each of its investment company subsidiaries on a consolidated basis, meets the 200% asset coverage test. In addition, while Senior Securities are outstanding, provisions must be made to prohibit any distribution to shareholders or the repurchase of such securities or shares unless the Company meets the applicable asset coverage ratios at the time of the distribution or repurchase. The Company may also borrow amounts up to 5.0% of the value of its total assets for temporary or emergency purposes.

     Under the 1940 Act, a business development company may not acquire any asset other than assets of the type listed in Section 55 (a) of the 1940 Act ("Qualifying Assets") unless, at the time the acquisition is made, Qualifying Assets represent at least 70% of the Company's total assets. Securities issued by Canadian small businesses will not be Qualifying Assets. However, based on the Company's total assets at September 30, 1996, the Company could make up to $86.1 million in non-Qualifying Assets and retain its BDC status. The principal categories of Qualifying Assets relevant to the proposed business of the Company are the following:

          (1) Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer is an eligible portfolio company. An eligible portfolio company is defined in the 1940 Act as any issuer which:

             (a) is organized under the laws of, and has its principal place of business in, the United States;

             (b) is not an investment company other than a small business investment company wholly-owned by the business development company; and

             (c) does not have any class of securities with respect to which a broker or dealer may extend margin credit.

          (2) Securities of any eligible portfolio company which is controlled by the business development company.

          (3) Securities received in exchange for or distributed on or with respect to securities described in (1) or (2) above, or pursuant to the exercise of options, warrants or rights relating to such securities.

          (4) Cash, cash items, government securities, or high quality debt securities maturing in one year or less from the time of investment.

     In addition, a business development company must have been organized (and have its principal place of business) in the United States for the purpose of making investments in the types of securities described in

(1) or (2) above. However, in order to count the securities as Qualifying Assets for the purpose of the 70% test, the business development company must either control the issuer of the securities or must make available to the issuer of the securities significant managerial assistance; except that, where the company purchases such securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance. By the making of loans to small concerns, SBICs are deemed to provide significant managerial assistance.

                        SHARES ELIGIBLE FOR FUTURE SALE

     No prediction may be made as to the effect, if any, that market sales of shares or the availability of shares for sale will have on the market price of the Common Stock prevailing from time to time. Nevertheless, sales of substantial amounts of Common Stock of the Company in the public market after the restrictions described below lapse could adversely affect the prevailing market price and the ability of the Company to raise equity capital in the future.

     Upon completion of this Offering, the Company will have outstanding 15,024,080 shares of Common Stock. Of these shares, the 2,900,000 shares of Common Stock sold in this Offering and the 8,820,000 shares sold in the Company's prior public offerings will be freely tradeable without restriction or limitation under the Securities Act, except to the extent such shares are subject to the agreement with the Representatives of the Underwriters described below, and except for any shares purchased by "affiliates," as that term is deemed under the Securities Act, of the Company. The remaining 3,304,080 shares are "restricted securities" within the meaning of Rule 144 adopted under the Securities Act (the "Restricted Shares"). The Restricted Shares were issued by the Company in the Conversion in reliance upon an exemption from registration under the Securities Act.

                                  UNDERWRITERS

     Under the terms and subject to the conditions in the Underwriting Agreement dated the date of this Prospectus (the "Underwriting Agreement"), the Company and the Selling Shareholders have agreed to sell an aggregate of 2,900,000 shares of Common Stock and the U. S. Underwriters named below, for whom Morgan Stanley & Co. Incorporated, The Robinson-Humphrey Company, Inc., J.C. Bradford & Co. and Equitable Securities Corporation are serving as U.S. Representatives, have severally agreed to purchase, and the International Underwriters named below, for whom Morgan Stanley & Co. International Limited, The Robinson-Humphrey Company, Inc., J.C. Bradford & Co. and Equitable Securities Corporation are serving as International Representatives, have severally agreed to purchase, the respective number of shares of Common Stock set forth opposite their names below:

                                                                                   NUMBER OF
                                      NAME                                           SHARES
---------------------------------------------------------------------------------  ----------
U.S. Underwriters:
  Morgan Stanley & Co. Incorporated..............................................
  The Robinson-Humphrey Company, Inc. ...........................................
  J.C. Bradford & Co. ...........................................................
  Equitable Securities Corporation...............................................
                                                                                   ----------
     Subtotal....................................................................   2,320,000
                                                                                   ----------
International Underwriters:
  Morgan Stanley & Co. International Limited.....................................
  The Robinson-Humphrey Company, Inc. ...........................................
  J.C. Bradford & Co.............................................................
  Equitable Securities Corporation...............................................
                                                                                   ----------
     Subtotal....................................................................     580,000
                                                                                   ----------
          Total..................................................................   2,900,000
                                                                                   ==========

     The U.S. Underwriters and the International Underwriters are collectively referred to as the "Underwriters." The Underwriting Agreement provides that the obligations of the several Underwriters to pay for and accept delivery of the shares of Common Stock offered hereby are subject to the approval of certain legal matters by counsel and to certain other conditions. The Underwriters are obligated to take and pay for all the shares of Common Stock offered hereby if any such shares are taken.

     Pursuant to the Agreement Between U.S. Underwriters and International Underwriters, each U.S. Underwriter has represented and agreed that, with certain exceptions, (a) it is not purchasing any U.S. Shares (as defined below) being sold by it for the account of anyone other than a United States or Canadian Person (as defined below) and (b) it has not offered or sold, and will not offer or sell, directly or indirectly, any U.S. Shares or distribute any prospectus relating to the U.S. Shares outside the United States or Canada or to anyone other than a United States or Canadian Person. Pursuant to the Agreement Between U.S. and International Underwriters, each International Underwriter has represented and agreed that, with certain exceptions, (a) it is not purchasing any International Shares (as defined below) being sold by it for the account of any United States or Canadian Person and (b) it has not offered or sold, and will not offer or sell, directly or indirectly, any International Shares or distribute any prospectus relating to the International Shares within the United States or Canada or to any United States or Canadian Person. With respect to any Underwriter that is a U.S. Underwriter and an International Underwriter, the foregoing representations and agreements (i) made by it in its capacity as a U.S. Underwriter shall apply only to shares purchased by it in its capacity as a U.S. Underwriter, (ii) made by it in its capacity as an International Underwriter shall apply only to shares purchased by it in its capacity as an International Underwriter, and (iii) do not restrict its ability to distribute any prospectus relating to the shares of Common Stock to any person. The foregoing limitations do not apply to stabilization transactions or to certain other transactions specified in the Agreement Between U.S. Underwriters and International Underwriters. As used herein, "United States or Canadian Person" means any national or resident of the United States or Canada or any corporation, pension, profit-sharing, or other trust or other entity organized under the laws of the United States or Canada or of any political subdivision thereof (other than a branch located outside the United States and Canada of any United States or Canadian Person) and includes any United States or Canadian branch of a person who is otherwise not a United States or Canadian Person. All shares of Common Stock to be purchased by the U.S. Underwriters and the International Underwriters under the Underwriting Agreement are referred to herein as the "U.S. Shares" and the "International Shares," respectively.

     Pursuant to the Agreement Between U.S. Underwriters and International Underwriters, sales may be made between the U.S. Underwriters and International Underwriters of any number of shares of Common Stock to be purchased pursuant to the Underwriting Agreement as may be mutually agreed. The per share price of any shares so sold shall be the Price to Public set forth on the cover page hereof, in United States dollars, less an amount not greater than the per share amount of the concession to dealers set forth below.

     Pursuant to the Agreement Between U.S. Underwriters and International Underwriters, each U.S. Underwriter has represented that if has not offered or sold, and has agreed not to offer or sell, any shares of Common Stock, directly or indirectly, in Canada in contravention of the securities laws of Canada or any province or territory thereof and has represented that any offer of shares of Common Stock in Canada will be made only pursuant to an exemption from the requirements to file a prospectus in the province or territory of Canada in which such offer is made. Each U.S. Underwriter has further agreed to send any dealer who purchases from it any shares of Common Stock a notice stating in substance that, by purchasing such shares of Common Stock, such dealer represents and agrees that it has not offered or sold, and will not offer or sell, directly or indirectly, any of such shares of Common Stock in Canada or to, or for the benefit of, any resident of Canada in contravention of the securities laws of Canada or any province or territory thereof and that any offer of shares of Common Stock in Canada will be made only pursuant to an exemption from the requirement to file a prospectus in the province of Canada in which such offer is made, and that such dealer will deliver to any other dealer to whom it sells any of such shares of Common Stock a notice to the foregoing effect.

     Pursuant to the Agreement Between U.S. Underwriters and International Underwriters, each International Underwriter has represented and agreed that (a) it has not offered or sold and will not offer or sell any shares of Common Stock in the United Kingdom except to persons whose ordinary activities involve them in acquiring, holding, managing, or disposing of investments (as principal or agent) for the purposes of their businesses or otherwise in circumstances which have not resulted and will not result in an offer to the public in the United Kingdom within the meaning of the Public Offers of Securities Regulations (1995) (the "Regulations"); (b) it has complied and will comply with all applicable provisions of the Financial Services Act 1986 and the Regulations with respect to anything done by it in relation to the shares of Common Stock offered hereby in, from, or otherwise involving the United Kingdom; and (c) it has only issued or passed on and will only issue or pass on to any person in the United Kingdom any document received by it in connection with the issue of the shares of Common Stock if that person is of a kind described in Article 11(3) of the Financial Services Act 1986, (Investment Advertisement) (Exemptions) Order 1996, or is a person to whom such document may otherwise lawfully be issued or passed on.

     Pursuant to the Agreement Between U.S. Underwriters and International Underwriters, each International Underwriter has represented and agreed that it has not offered or sold, and agrees not to offer or sell, directly or indirectly, in Japan or to or for the account of any resident thereof, any of the shares of Common Stock acquired in connection with the distribution contemplated hereby, except for offers or sales to Japanese International Underwriters or dealers and except pursuant to any exemption from the registration requirements of the Securities and Exchange Law of Japan. Each International Underwriter further agrees to send to any dealer who purchases from it any of the shares of Common Stock a notice stating in substance that, by purchasing such shares, directly or indirectly in Japan or to or for the account of any resident thereof except pursuant to any exemption from the registration requirements of the Securities and Exchange Law of Japan, and that such dealer will send to any other dealer to whom it sells any of such shares of Common Stock a notice containing substantially the same statement as contained in the foregoing.

     The Underwriters propose to offer part of the shares of Common Stock directly to the public at the Price to Public set forth on the cover page hereof and part to certain dealers at a price which represents a concession not in excess of $. a share below the public offering price. The Underwriters may allow, and such dealers may reallow, a concession not in excess of $. a share to other Underwriters or to certain dealers. After the initial offering of the shares of Common Stock, the offering price and other selling terms may from time to time be varied by the Underwriters.

     Representatives of the Underwriters have informed the Company that the Underwriters do not intend sales to discretionary accounts to exceed five percent of the total number of shares of Common Stock offered by them.

     Pursuant to the Underwriting Agreement, the Company has granted the U.S. Underwriters an option, exercisable for 30 days from the date of this Prospectus, to purchase up to an aggregate of 435,000 additional shares of Common Stock at the Price to Public on the cover page hereof, less Underwriting Discounts and Commissions. The U.S. Underwriters may exercise such option to purchase solely for the purpose of covering over-allotments, if any, made in connection with the Offering. To the extent such option is exercised, each U.S. Underwriter will become obligated, subject to certain conditions, to purchase approximately the same percentage of such additional shares of Common Stock as the number set forth next to such U.S. Underwriter's name in the preceding table bears to the total number of shares of Common Stock offered by the U.S. Underwriters hereby.

     The Company and all of its executive officers and directors have agreed that, without the prior written consent of Morgan Stanley & Co. Incorporated on behalf of the Underwriters, they will not (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right, or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock (whether such shares or any such securities are now owned by such stockholder or acquired after the date of the Prospectus), or (ii) enter into any swap or other arrangement that transfers to another in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise, for a period of 90 days after the date of this Prospectus, other than the sale to the Underwriters of any shares of Common Stock pursuant to the Underwriting Agreements.

     The Company and the Underwriters have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act.

     The rules of the Commission generally prohibit the Underwriters from making a market in the Common Stock during the two business day period to commencement of sales in this Offering (the "Cooling Off Period"). The Commission has, however, adopted Rule 10b-6A ("Rule 10b-6A") which provides an exemption from such prohibition for certain passive market making transactions. Such passive market making transactions must comply with applicable price and volume limits and must be identified as passive market making transactions. In general, pursuant to Rule 10b-6A, a passive market maker may display its bid for a security at a price not in excess of the highest independent bid for the security. If an independent bid is lowered below the passive market maker's bid, however, such bid must then be lowered when certain purchase limits are exceeded. Further, net purchases by a passive market maker on each day are generally limited to a specified prercentage of the passive market maker's average daily trading volume in a security during a specified prior period and must be discontinued when such limit is reached. Pursuant to the exemption provided by Rule 10b-6A, certain of the Underwriters and selling group members may engage in passive market making in the Common Stock during the Cooling Off Period. Passive market making may stabilize the market price of the Common Stock at a level above that which might otherwise prevail and if commenced, may be discontinued at any time.

     Raymond H. Pirtle, Jr., a director of the Company, is also a managing director and member of the Board of Directors of Equitable.

     The principal business address of each of the Representatives is as follows: Morgan Stanley & Co. Incorporated, 1585 Broadway, New York, New York 10036; The Robinson-Humphrey Company, Inc., 3333 Peachtree Road, N.E., Atlanta, Georgia 30326; J.C. Bradford & Co., 330 Commerce Street, Nashville,

Tennessee 37201; and Equitable Securities Corporation, 800 Nashville City Center, 511 Union Street, Nashville, Tennessee 37219-1743.

     The Robinson-Humphrey Company, Inc. ("Robinson-Humphrey"), one of the underwriters in this Offering, has been engaged by the Company as its exclusive placing agent in connection with the obtaining and placement of the ING Credit Facility. Robinson-Humphrey has received a fee equal to 0.5% of the aggregate debt commitment. In addition, Sirrom agreed to indemnify Robinson-Humphrey with respect to certain matters.

                                 LEGAL MATTERS

     Certain legal matters with respect to the validity of the shares of Common Stock offered hereby will be passed upon for the Company by Bass, Berry & Sims PLC, Nashville, Tennessee. Certain legal matters related to the Offering will be passed upon for the Underwriters by Skadden, Arps, Slate, Meagher & Flom LLP.

          CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT AND REGISTRAR

     The Company's securities are held under a Custodial Services Agreement with First American National Bank (Trust Department). The address of the custodian is First American Center, Nashville, Tennessee 37237. The Company's assets are held under bank custodianship in compliance with the 1940 Act. The Custodial Services Agreement with First American Trust Company provides for an annual fee, payable quarterly, equal to approximately [.035%] of the assets held pursuant to the Custodial Services Agreement. First Union National Bank will act as the Company's transfer and dividend paying agent and registrar. The principal business address of First Union National Bank is 230 South Tryon Street, Charlotte, North Carolina 28288-1153.

                            REPORTS TO SHAREHOLDERS

     The Company will furnish unaudited quarterly and audited annual reports to the holders of its securities. The annual report will include a list of investments held by the Company.

                         INDEPENDENT PUBLIC ACCOUNTANTS

     The audited financial statements included in this Prospectus and elsewhere in the Registration Statement have been audited by Arthur Andersen LLP, independent public accountants, as indicated in their reports with respect thereto, and are included herein in reliance upon the authority of said firm as experts in giving said reports. The principal business address of Arthur Andersen LLP is 424 Church Street, Nashville, Tennessee 37219.

                         INDEX TO FINANCIAL STATEMENTS

                                                                                        PAGE
                                                                                        ----
SIRROM CAPITAL CORPORATION
Report of Independent Public Accountants..............................................  F-2
Balance Sheets as of December 31, 1994 and 1995 and September 30, 1996 (unaudited)....  F-3
Statements of Operations for the Years Ended December 31, 1993, 1994 and 1995 and for
  the Nine Months Ended September 30, 1995 and 1996 (unaudited).......................  F-4
Statements of Changes in Partners' Capital and Shareholders' Equity for the Years
  Ended December 31, 1993, 1994 and 1995 and the Nine Months Ended September 30, 1996
  (unaudited).........................................................................  F-5
Statements of Cash Flows for the Years Ended December 31, 1993, 1994 and 1995 and the
  Nine Months Ended September 30, 1995 and 1996 (unaudited)...........................  F-6
Financial Highlights
  Per Share Data for the Year Ended December 31, 1995 and the Nine Months Ended
     September 30, 1996 (unaudited)...................................................  F-7
  Ratios/Supplemental Data for the Years Ended December 31, 1993, 1994 and 1995 and
     the Nine Months Ended September 30, 1996 (unaudited).............................  F-7
Notes to Financial Statements.........................................................  F-8
Quarterly Financial Information for the Years 1994 and 1995 (unaudited)...............  F-15
Portfolio of Investments
  As of December 31, 1994.............................................................  F-16
  As of December 31, 1995.............................................................  F-21
  As of September 30, 1996 (unaudited)................................................  F-29

                           SIRROM CAPITAL CORPORATION

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Shareholders and Board of Directors of Sirrom Capital Corporation:

     We have audited the accompanying balance sheets, including the portfolio of investments of SIRROM CAPITAL CORPORATION (see Note 1) as of December 31, 1994 and 1995, and the related statements of operations, changes in Partners' capital and shareholders' equity and cash flows for each of the years in the three year period ended December 31, 1995 and financial highlights for the periods indicated thereon. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Sirrom Capital Corporation at December 31, 1994 and 1995 and the results of its operations, the changes in Partners' capital and shareholders' equity and its cash flows for each of the three years in the period ended December 31, 1995 and financial highlights for the periods indicated thereon, in conformity with generally accepted accounting principles.

     As explained in Note 2, the financial statements include investments valued at $86,383,594 (95% of total assets) and $170,210,719 (96% of total assets) as of December 31, 1994 and 1995, respectively, whose values have been estimated by the Board of Directors in the absence of readily ascertainable market values. However, the estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material.

                                          ARTHUR ANDERSEN LLP

Nashville, Tennessee
September 1, 1996

                           SIRROM CAPITAL CORPORATION

                                 BALANCE SHEETS

                                                              DECEMBER 31,
                                                       ---------------------------  SEPTEMBER 30,
                                                           1994           1995           1996
                                                       ------------   ------------   ------------
                                                                                     (UNAUDITED)
                                             ASSETS
Investments, at fair value:
  Loans..............................................  $ 72,336,480   $144,854,517   $220,049,964
  Equity interests...................................     7,576,613     15,912,467     25,578,037
  Warrants...........................................     7,548,851     11,513,183     15,087,636
                                                       ------------   ------------   ------------
          Total investments (cost of $82,342,194,
            $162,466,881, and $247,958,383,
            respectively)............................    87,461,944    172,280,167    260,715,637
Investment in unconsolidated subsidiary..............       834,482        840,092        427,743
Cash and cash equivalents............................       137,247        195,069     20,789,140
Interest receivable..................................     1,302,662      2,119,567      2,455,789
Debenture costs (less accumulated amortization of
  $175,487, $383,279, and $728,040, respectively)....     1,049,408      2,020,030      2,420,030
Restricted investment................................     1,000,000             --
Furniture and equipment (less accumulated
  depreciation of $18,565 and $53,523,
  respectively)......................................            --        203,860        220,648
Other assets.........................................        18,000        211,165        232,708
                                                       ------------   ------------   ------------
          Total assets...............................  $ 91,803,743   $177,869,950   $287,261,695
                                                       ============   ============   ============

                     LIABILITIES, PARTNERS' CAPITAL AND SHAREHOLDERS' EQUITY
Liabilities:
  Debentures payable to Small Business
     Administration..................................  $ 51,000,000   $ 73,260,000   $ 83,260,000
  Revolving credit facility..........................     6,389,251     13,200,000     41,811,000
  Interest payable...................................       681,008        936,818      1,392,778
  Accrued taxes payable..............................       487,794      1,073,525      3,035,160
  Accounts payable and accrued expenses..............        28,376        213,901      1,223,701
                                                       ------------   ------------   ------------
          Total liabilities..........................    58,586,429     88,684,244    130,722,639
                                                       ------------   ------------   ------------
Commitments and contingencies
Partners' capital and shareholders' equity (Note 1):
  Partners' capital..................................    25,398,519             --             --
  Common stock -- No par value, 50,000,000 shares
     authorized, 10,093,570, 12,328,567 at September
     30, 1996, (unaudited) issued and outstanding....            --     74,479,967    132,407,465
  Notes receivable from employees....................    (1,980,000)    (1,980,000)    (1,539,858)
  Undistributed net realized earnings................     4,679,053      6,872,453     13,064,204
  Unrealized appreciation of investments.............     5,119,742      9,813,286     12,607,245
                                                       ------------   ------------   ------------
          Total partners' capital and shareholders'
            equity...................................    33,217,314     89,185,706    156,539,056
                                                       ------------   ------------   ------------
          Total liabilities, partners' capital and
            shareholders' equity.....................  $ 91,803,743   $177,869,950   $287,261,695
                                                       ============   ============   ============

        The accompanying notes are an integral part of these statements.

                           SIRROM CAPITAL CORPORATION

                            STATEMENTS OF OPERATIONS

                                                                                NINE MONTHS ENDED
                                           YEAR ENDED DECEMBER 31,                SEPTEMBER 30,
                                    -------------------------------------   -------------------------
                                       1993         1994         1995          1995          1996
                                    ----------   ----------   -----------   -----------   -----------
                                                                            (UNAUDITED)   (UNAUDITED)
OPERATING INCOME:
  Interest on investments.........  $3,514,564   $7,336,816   $13,451,742   $ 9,029,397   $16,837,156
  Loan processing fees............     699,000      901,340     1,899,692     1,561,138     2,369,850
  Other income....................          --           --       223,456            --        90,585
                                    ----------   ----------   -----------   -----------   -----------
          Total operating
            income................   4,213,564    8,238,156    15,574,890    10,590,535    19,297,591
                                    ----------   ----------   -----------   -----------   -----------
OPERATING EXPENSES:
  Interest expense................   1,427,386    3,123,461     4,771,131     3,360,701     5,979,355
  Salaries and benefits...........          --           --     1,081,478     1,035,415     2,180,154
  Management fees.................     708,999    1,072,833            --            --            --
  Other operating expenses........     165,811      122,339     1,412,358       693,931     1,477,737
  State income tax on interest....     230,743      457,035       109,035        62,426            --
  Amortization expense............      53,725      117,992       207,792       113,424       378,510
                                    ----------   ----------   -----------   -----------   -----------
          Total operating
            expenses..............   2,586,664    4,893,660     7,581,794     5,265,897    10,015,756
                                    ----------   ----------   -----------   -----------   -----------
Equity in pretax income of
  unconsolidated subsidiary.......     207,167      552,867       811,610       609,193     2,573,197
Net operating income..............   1,834,067    3,897,363     8,804,706     5,933,831    11,855,032
Realized gain (loss) on
  investments.....................    (799,353)    (538,025)    1,759,513       445,618     7,206,489
Change in unrealized appreciation
  (depreciation) of investments...     (49,611)   3,356,316     4,693,544     4,146,091     2,793,944
Provision for income taxes........          --           --    (1,020,321)     (316,880)   (2,764,960)
                                    ----------   ----------   -----------   -----------   -----------
Net increase in partners' capital
  and shareholders' equity
  resulting from operations.......  $  985,103   $6,715,654   $14,237,442   $10,208,660   $19,090,505
                                    ==========   ==========   ===========   ===========   ===========

        The accompanying notes are an integral part of these statements.

                           SIRROM CAPITAL CORPORATION

      STATEMENTS OF CHANGES IN PARTNERS' CAPITAL AND SHAREHOLDERS' EQUITY

                                                                                                        UNREALIZED
                                                                                                       APPRECIATION
                                                  COMMON STOCK                          UNDISTRIBUTED  (DEPRECIATION)
                             PARTNERS'      ------------------------  NOTES RECEIVABLE  NET REALIZED        OF
                              CAPITAL         SHARES       AMOUNT      FROM EMPLOYEES     EARNINGS     INVESTMENTS      TOTAL
                          ----------------  ----------  ------------  ----------------  -------------  ------------  ------------
SIRROM CAPITAL, L.P.:
BALANCE, DECEMBER 31,
  1992...................   $ 12,178,327            --  $         --    $         --     $   814,438   $  1,813,037  $ 14,805,802
  Capital
    contributions........      3,936,968            --            --              --              --             --     3,936,968
  Capital
    distributions........       (765,861)           --            --              --              --             --      (765,861)
  Distribution of Harris
    Williams earnings....             --            --            --              --        (175,350)            --      (175,350)
  Net increase in
    partners' capital
    resulting from
    operations...........             --            --            --              --       1,034,714        (49,611)      985,103
                            ------------     ---------  ------------     -----------     -----------    -----------  ------------
BALANCE, DECEMBER 31,
  1993...................     15,349,434            --            --              --       1,673,802      1,763,426    18,786,662
  Capital
    contributions........      8,662,178            --            --              --              --             --     8,662,178
  Purchase of ownership
    in partnership.......      1,980,000            --            --      (1,980,000)             --             --            --
  Capital
    distributions........       (593,093)           --            --              --              --             --      (593,093)
  Distribution of Harris
    Williams earnings....             --            --            --              --        (354,087)            --      (354,087)
  Net increase in
    partners' capital
    resulting from
    operations...........             --            --            --              --       3,359,338      3,356,316     6,715,654
                            ------------     ---------  ------------     -----------     -----------    -----------  ------------
BALANCE, DECEMBER 31,
  1994...................     25,398,519            --            --      (1,980,000)      4,679,053      5,119,742    33,217,314
SIRROM CAPITAL
  CORPORATION:
  Effect of
    reorganization (Note
    1)...................    (25,398,519)    5,948,567    25,398,519              --              --             --            --
  Issuance of common
    stock................             --     4,145,000    47,712,029              --              --             --    47,712,029
  Net increase in
    shareholders' equity
    resulting from
    operations...........             --            --            --              --       9,543,898      4,693,544    14,237,442
  Payment of dividends...             --            --            --              --      (3,974,079)            --    (3,974,079)
  Distribution of Capital
    Gains................             --            --            --              --      (1,201,000)            --    (1,201,000)
  Distribution of Harris
    Williams earnings....             --            --            --              --        (806,000)            --      (806,000)
  Designation of
    undistributed capital
    gains, net of tax
    (Note 13)............             --            --     1,369,419              --      (1,369,419)            --            --
                            ------------     ---------  ------------     -----------     -----------    -----------  ------------
BALANCE, DECEMBER 31,
  1995...................             --    10,093,567    74,479,967      (1,980,000)      6,872,453      9,813,286    89,185,706
  Issuance of common
    stock (unaudited)....             --     2,300,000    58,737,143              --              --             --    58,737,143
  Employee shares
    repurchased
    (unaudited)..........             --       (65,000)     (809,645)             --              --             --      (809,645)
  Payment on notes
    receivable
    (unaudited)..........             --            --            --         440,142              --             --       440,142
  Payment of dividends
    (unaudited)..........             --            --            --              --      (7,605,249)                  (7,605,249)
  Distribution of Harris
    Williams earnings
    (unaudited)..........             --            --            --              --      (2,499,561)            --    (2,499,561)
  Net increase in
    shareholders' equity
    resulting from
    operations
    (unaudited)..........             --            --            --              --      16,296,561      2,793,959    19,090,520
                            ------------     ---------  ------------     -----------     -----------    -----------  ------------
BALANCE, SEPTEMBER 30,
  1996 (unaudited).......   $         --    12,328,567  $132,407,465    $ (1,539,858)    $13,064,204   $ 12,607,245  $156,539,056
                            ============     =========  ============     ===========     ===========    ===========  ============

        The accompanying notes are an integral part of these statements.

                           SIRROM CAPITAL CORPORATION

                            STATEMENTS OF CASH FLOWS

                                                                                                        NINE MONTHS
                                                            YEAR ENDED DECEMBER 31,                 ENDED SEPTEMBER 30,
                                                  -------------------------------------------   ---------------------------
                                                      1993            1994           1995           1995           1996
                                                  -------------   ------------   ------------   ------------   ------------
                                                                                                (UNAUDITED)    (UNAUDITED)
OPERATING ACTIVITIES:
  Net increase in partners' capital and
    shareholders' equity resulting from
    operations..................................  $     985,103   $  6,715,654   $ 14,237,442   $ 10,208,660   $ 19,090,505
  Adjustments to reconcile net increase to net
    cash provided by operating activities:
    Net unrealized (appreciation) depreciation
      of investments............................         49,611     (3,356,316)    (4,693,544)    (4,146,091)    (2,793,944)
    Realized loss (gain) on investments.........        799,353        538,025     (1,759,513)      (445,618)    (7,206,489)
    Equity in income of unconsolidated
      subsidiary................................       (207,166)      (552,867)      (811,610)      (609,193)    (2,587,199)
    Amortization of debenture costs.............         53,725        117,992        207,792        108,616        374,009
    Increase in interest receivable.............       (608,947)      (508,321)      (816,905)      (735,812)      (336,222)
    Decrease in prepaid management fee..........         33,000             --             --             --             --
    Increase (decrease) in accounts payable and
      accrued expenses..........................        (36,655)        28,376        185,525         71,624      1,009,800
    Amortization of organization costs..........          6,000          6,000          6,000          4,500          4,500
    Depreciation of fixed assets................             --             --         18,565          9,160         34,957
    Increase (decrease) in prepaid interest.....         12,350        (12,350)            --       (964,286)      (162,944)
    Increase (decrease) in accrued taxes
      payable...................................        205,515        282,279        585,731       (164,318)     1,961,635
    Increase in interest payable................        308,501        261,158        255,810        382,632        455,960
                                                   ------------   ------------   ------------   ------------   ------------
        Net cash provided by operating
          activities............................      1,600,390      3,519,630      7,415,293      3,719,874      9,844,568
                                                   ------------   ------------   ------------   ------------   ------------
INVESTING ACTIVITIES:
  Proceeds from sale of investments.............      2,355,147      9,769,378     27,303,888     13,873,850     24,873,391
  Investments originated or acquired............    (33,632,035)   (44,162,021)  (105,669,054)   (72,703,559)  (103,687,232)
  Purchase of fixed assets......................             --             --       (222,425)      (195,526)       (51,745)
  (Increase) decrease in restricted
    investments.................................             --     (1,000,000)     1,000,000             --             --
  (Increase) decrease in other assets...........             --             --       (199,165)        (9,165)       515,707
                                                   ------------   ------------   ------------   ------------   ------------
        Net cash used in investing activities...    (31,276,888)   (35,392,643)   (77,786,756)   (59,034,400)   (78,349,879)
                                                   ------------   ------------   ------------   ------------   ------------
FINANCING ACTIVITIES:
  Proceeds from debentures payable to Small
    Business Administration.....................     24,000,000     17,000,000     22,260,000     22,260,000     10,000,000
  Proceeds from revolving credit facilities.....      8,323,500     42,978,109     62,638,595     32,171,594     73,200,766
  Repayment of line of credit borrowings........     (8,323,500)   (36,588,858)   (55,827,846)   (38,560,845)   (44,589,766)
  Increase in debenture costs...................       (462,900)      (580,995)    (1,178,414)      (619,976)      (774,009)
  Proceeds from capital contributions...........      3,936,968      8,162,178             --             --             --
  Distribution of capital.......................       (765,861)      (593,093)            --             --             --
  Issuance of common stock......................             --             --     47,712,029     47,749,695     59,237,143
  Payment of dividends..........................             --             --     (3,974,079)    (2,349,552)    (7,605,249)
  Distribution of Capital Gains.................             --             --     (1,201,000)      (690,788)            --
  Employee shares repurchased...................             --             --             --             --       (809,645)
  Payment on notes receivable...................             --             --             --             --        440,142
                                                   ------------   ------------   ------------   ------------   ------------
        Net cash provided by financing
          activities............................     26,708,207     30,377,341     70,429,285     59,960,128     89,099,382
                                                   ------------   ------------   ------------   ------------   ------------
INCREASE (DECREASE) IN CASH AND CASH
  EQUIVALENTS...................................     (2,968,291)    (1,495,672)        57,822      4,645,602     20,594,071
CASH AND CASH EQUIVALENTS, beginning of year....      4,601,210      1,632,919        137,247        137,247        195,069
                                                   ------------   ------------   ------------   ------------   ------------
CASH AND CASH EQUIVALENTS, end of year..........  $   1,632,919   $    137,247   $    195,069   $  4,782,849   $ 20,789,140
                                                   ============   ============   ============   ============   ============
SUPPLEMENTAL DISCLOSURES OF CASH FLOW
  INFORMATION:
  Interest paid.................................  $   1,131,235   $  2,707,488   $  4,525,701   $  2,978,033   $  5,529,590
                                                   ============   ============   ============   ============   ============
  Taxes paid....................................  $      25,228   $    174,756   $    493,465   $    396,037   $    976,894
                                                   ============   ============   ============   ============   ============

        The accompanying notes are an integral part of these statements.

                           SIRROM CAPITAL CORPORATION

                              FINANCIAL HIGHLIGHTS

                                                                                      NINE MONTHS
                                                                  YEAR ENDED             ENDED
                      PER SHARE DATA(1)                        DECEMBER 31, 1995   SEPTEMBER 30, 1996
-------------------------------------------------------------  -----------------   ------------------
                                                                                      (UNAUDITED)
Net asset value, beginning of year...........................     $      5.58(2)       $     8.84
                                                                   ----------          ----------
Net operating income.........................................             .97                1.05
Net realized and unrealized gains or losses on investments...            3.15(3)             3.51
                                                                   ----------          ----------
Total from investment operations.............................            4.12                4.56
                                                                   ----------          ----------
Less: Dividends on net investment income.....................             .53                 .70
      Distributions on realized capital gains................             .33(4)               --
                                                                   ----------          ----------
          Total Distributions................................             .86                 .70
                                                                   ----------          ----------
Net asset value, end of period...............................     $      8.84          $    12.70
                                                                   ==========          ==========
Per share market value, end of period........................     $     17.19          $    30.17
                                                                   ==========          ==========
Shares outstanding, end of period............................      10,093,570          12,328,567
                                                                   ==========          ==========

                                                          DECEMBER 31,
                                                   ---------------------------
            RATIOS/SUPPLEMENTAL DATA                1993      1994      1995     SEPTEMBER 31, 1996
-------------------------------------------------  -------   -------   -------   ------------------
                                                                                    (UNAUDITED)
Net assets, end of period (in thousands).........  $18,651   $33,217   $89,186        $156,539
Ratio of operating expenses to average net
  assets.........................................     15.5%     19.2%     12.6%           10.9%(5)
Ratio of net operating income to average net
  assets.........................................     10.9%     15.0%     14.4%           12.9%(5)

---------------

(1) Prior to 1995 the Company operated as a partnership, therefore no per share information is available.
(2) Net asset value at beginning of the period is calculated based on partners' capital of $33,917,734 at December 31, 1994, 5,050,116 shares of common stock issued at conversion of the Partnership to the Company at February 1, 1995 and the effect of issuing 898,454 shares for Harris Williams.
(3) Per share net realized and unrealized gains or losses includes the effect of stock issuances at per share prices in excess of the Company's per share net asset value.
(4) The per share amount includes distributions paid and realized capital gains designated as distributed but retained by the Company. See Note 13.
(5) Represents annualized ratios based on the nine months ended September 30, 1996.

        The accompanying notes are an integral part of these statements.

                           SIRROM CAPITAL CORPORATION

                         NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

     Sirrom Capital Corporation (the "Company"), a Tennessee Corporation, was formed in November 1994 and Sirrom Capital, L.P. (the "Partnership") became a partnership under the laws of the State of Tennessee in November 1991. The accompanying financial statements have been prepared on a basis appropriate for investment companies as enumerated in the American Institute of Certified Public Accountants' Audit and Accounting Guide on Audits of Investment Companies.

     The Company is a non-diversified, closed-end investment company, which has elected to be treated as a business development company under the Investment Company Act of 1940 (the "40 Act"). The Company is also a small business investment company ("SBIC") licensed under the Small Business Investment Act of 1958 (the "1958 Act"). The Company was licensed by the U.S. Small Business Administration (the "SBA") on May 14, 1992. Under applicable SBA regulations, the Company is restricted to investing only in qualified small business concerns in the manner contemplated by the 1958 Act, as amended. Additionally, beginning in February 1995, the Company elected to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended.

     The Company's objectives are to achieve both a high level of current income from interest on loans and fees and long-term growth in the value of its net assets through equity interests primarily in small, privately owned companies. The Company targets small businesses that the Company believes meet certain criteria, including the potential for significant growth, adequate collateral coverage, experienced management teams, sophisticated outside equity investors and profitable operations.

     Effective February 1, 1995, the partners of the Partnership transferred, in a tax free conversion, their partnership interests to the Company in exchange for the issuance of 5,050,116 shares of common stock of the Company. The common stock was received by each partner in proportion to the partner's percentage interest in the Partnership. As a result of this exchange, the Partnership was dissolved and liquidated, with all of the assets and liabilities of the Partnership (including the SBIC license which was obtained by the Partnership in May 1992) being thereby assigned and transferred to the Company. This transaction was accounted for as a reorganization of entities under common control, in a manner similar to a pooling of interests.

     In August 1996, the Company acquired the ownership interests of Harris Williams & Co., L.P. ("Harris Williams"), for 898,454 shares of common stock of the Company. After the acquisition, Harris Williams began operating as a "C" corporation. Harris Williams is a merger and acquisition advisory services firm located in Richmond, Virginia, that is being operated as a wholly-owned subsidiary of the Company. The acquisition of Harris Williams is accounted for as a pooling of interests. The Balance Sheets as of December 31, 1994 and 1995 and September 30, 1996 (unaudited) and the Statements of Operations and Cash Flows for each of the three years in the period ended December 31, 1995 and the nine months ended September 30, 1995 and 1996 (unaudited) have been restated accordingly to reflect the operations of Harris Williams as an unconsolidated subsidiary accounted for by the equity method of accounting in conformity with the requirements of the 1940 Act.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

  Valuation of Investments

     Portfolio investments are stated at fair value as determined by the Board of Directors.

     Under the Company's valuation policy, the fair values of loans to small business concerns are based on the Board of Director's evaluation of the financial condition of the borrowers and/or the underlying collateral. The values assigned are considered to be amounts which could be realized in the normal course of business which anticipates the Company holding the loan to maturity and realizing the face value of the loan. Fair

                           SIRROM CAPITAL CORPORATION
value normally corresponds to cost unless the borrower's condition or external factors lead to a determination of fair value at a higher or a lower amount.

     Equity interests and warrants for which there is not a public market are valued based on factors such as significant equity financing by sophisticated, unrelated new investors, history of positive cash flow from operations, the market value of comparable publicly traded companies (discounted for illiquidity) and other pertinent factors. The Board of Directors also considers recent offers to purchase a portfolio company's securities when valuing warrants.

     The Company's investments in stocks of public companies that it is not permitted to sell in the public market as a result of securities laws restrictions, lock-up agreements and other similar restrictions are valued at 70% of market value at the balance sheet date. All other publicly traded stocks are valued at 90% of market value at the balance sheet date.

     At December 31, 1994 and 1995, the investment portfolio included investments totaling $86,383,594 and $170,210,719, respectively, whose values had been estimated by the Board of Directors in the absence of readily ascertainable market values. At September 30, 1996, the investment portfolio included investments whose values have been estimated by the Board of Directors totaling $250,307,000 (unaudited). Because of the inherent uncertainty of the valuations, the estimated fair values may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material.

  Realized and Unrealized Gain or Loss on Investments

     Realized gains or losses are recorded upon disposition of investments and are calculated based upon the difference between the proceeds and the cost basis determined using the specific identification method. All other changes in the valuation of portfolio investments are included as changes in the unrealized appreciation or depreciation of investments in the statement of operations.

  Description of Loans Terms

     The loans to small business concerns included in investments bear interest at rates ranging from 6.50% to 14.00%. Typically, interest is payable in monthly or quarterly installments over five years with the entire principal amount typically due at maturity. These loans are generally collateralized by the assets of the borrower, certain of which are subject to prior liens, and/or guarantees.

  Loan Processing Fees

     The Company recognizes loan processing fees as income when received.

  Cash and Cash Equivalents

     The Company defines cash and cash equivalents as cash on hand, cash in interest bearing and non-interest bearing operating bank accounts and highly liquid investments such as time deposits with an original maturity of three months or less.

  Debenture Costs

     Debenture costs are amortized over ten years which represents the term of the ten (eleven at September 30, 1996, unaudited) SBA debentures, as discussed in Note 5.

                           SIRROM CAPITAL CORPORATION

  Income Taxes

     The financial statements for 1993 and 1994 do not include a provision for federal income taxes because the partners are taxed based on their respective share of partnership earnings. During these years, the Company was subject to state income taxes on interest.

     Beginning in February 1995, the Company elected to be taxed as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code (the "Code"). If the Company, as a RIC, satisfies certain requirements relating to the source of its income, the diversification of its assets and the distribution of its net income, the Company is generally taxed as a pass through entity which acts as a partial conduit of income to its shareholders.

     In order to maintain its RIC status, the Company must in general: a) derive at least 90% of its gross income from dividends, interest and gains from the sale or disposition of securities b) derive less than 30% of its gross income from the sale or disposition of securities held for less than three months, c) meet investment diversification requirements defined by the Code and d) distribute to shareholders 90% of its net income (other than long-term capital gains).

     The Company currently intends to meet the RIC qualifications in future years. Therefore, the Company has not provided for federal income taxes on the unrealized appreciation of investments.

  Partners' Capital/Shareholders' Equity

     During 1993 and 1994, net operating income (loss), realized gains (losses) and unrealized gains (losses) were allocated one percent (1%) and ninety-nine percent (99%) to the General Partner and Limited Partners, respectively.

     During November 1994, six employees were granted ownership interests in the partnership at a purchase price equal to the approximate fair value of each ownership interest. In connection therewith, each employee executed a promissory note for the purchase price of such interest. The promissory notes bear interest at 7.25% per annum with interest payable annually. All notes mature on November 1, 2001. As discussed in Note 1, the interests in the partnership were subsequently exchanged for the Company's common stock. The stock must be resold to the Company if the employee is no longer employed by the Company for a period of not less than three years from the date of purchase. The notes receivable from employees were shown as a reduction in partners' capital and a reduction to common stock in the amount of $1,980,000 at December 31, 1994 and 1995 and $1,539,858 at September 30, 1996 (unaudited).

3. 1995 WARRANT VALUATIONS

     During 1995, the Company's Board of Directors approved warrant and stock valuations totaling approximately $6,000,000 (the investments in Premiere Technologies, Inc. attributed to 84% of this amount) that did not conform to the valuation guidelines of the SBA. SBA guidelines state that increases to investment valuations can be made after a significant equity financing occurs by an unrelated, new investor, but not prior to such a transaction. The valuations in question were based on impending public offerings, purchase offers and private placements.

4. RESTRICTED INVESTMENT

     The restricted investment of $1,000,000 at December 31, 1994 represented a certificate of deposit that the Company pledged to a bank as collateral on behalf of one of the Company's portfolio investments. The Company sold this investment during 1995 and no longer pledges the collateral.

                           SIRROM CAPITAL CORPORATION

5. DEBENTURES PAYABLE TO SMALL BUSINESS ADMINISTRATION

     As of December 31, 1995, the Company had ten debentures totaling $73,260,000 payable to the SBA with semiannual interest only payments based upon rates ranging from 6.12% to 8.20% per annum, with scheduled maturity dates as follows:

                                      DATE                                      AMOUNT
    ------------------------------------------------------------------------  -----------
    2002....................................................................  $10,000,000
    2003....................................................................   24,000,000
    2004....................................................................   17,000,000
    2005....................................................................   22,260,000
                                                                              -----------
                                                                              $73,260,000
                                                                               ==========

     As of September 30, 1996, the Company had eleven debentures payable to the SBA totaling $83,260,000 (unaudited).

     The debentures are subject to a prepayment penalty if paid prior to five years from maturity. Interest expense related to these debentures for the periods ended December 31, 1993, 1994 and 1995 totaled $1,385,896, $2,857,398 and $4,243,851, respectively. Interest expense on the debentures for the nine months ended September 30, 1996 totaled $4,243,996 (unaudited).

6. REVOLVING CREDIT FACILITY

     During 1994 and 1995, the Company maintained a line of credit agreement with a bank, whereby it could borrow up to $15,000,000 at the annual rate of one-half percent per annum in excess of the bank's prime rate. As of December 31, 1994, $6,389,251 was outstanding. During December 1995, the Company entered into a new revolving credit facility with a bank, whereby it may borrow up to $50,000,000 at LIBOR plus 1.75% (7.50% at December 31, 1995). As of December 31,
1995, $13,200,000 was outstanding. This agreement expires on December 27, 1998. As of September 30, 1996, $41,811,000 (unaudited) was outstanding.

     Interest expense related to lines of credit for the period ended December 31, 1993, 1994 and 1995 was $41,490, $266,063 and $527,280, respectively.

     The Company entered into an interest rate swap agreement that effectively converts the variable rate on $30,000,000 of borrowings on the revolving credit facility to a fixed rate of 8.15%. Under the agreement, the Company will exchange the interest rate difference between the fixed and variable rates on incremental amounts of $3,000,000 a month beginning in April 1996. Interest expense related to the Revolving Credit Facility for the period ended September 30, 1996 was $1,735,352 (unaudited).

     The revolving credit facility provides that repayment of amounts outstanding can be accelerated if certain executive management cease to be employed by the Company.

7. INCOME TAXES

     For the years ended December 31, 1993, 1994 and 1995, the statements of operations include a provision for state income taxes on interest totaling $230,743 and $457,035 and $109,035, respectively. There is no provision for state income taxes on interest for the nine months ended September 30, 1996 (unaudited).

     For the year ended December 31, 1995 the Company provided for federal income tax at a 35% rate and excise taxes at a 4% rate on taxable net investment income as defined by the Code and realized gains not distributed to shareholders. The provision for income taxes includes $737,380 of tax provided on the retained deemed distribution as discussed in Note 13. For the nine months ended September 30, 1996, the Company provided for taxes totaling $2,764,960 (unaudited).

                           SIRROM CAPITAL CORPORATION

8. MANAGEMENT FEES AND OPERATING EXPENSES

     During 1993 and 1994, the Company agreed to pay an annual management fee to the General Partner of the partnership equal to the actual expenses incurred by the General Partner of the partnership not to exceed two percent of the gross value of the partnership's assets. The amount of the fee for the periods ended December 31, 1993 and 1994 totaled $708,999 and $1,072,833, respectively. In connection with the reorganization discussed in Note 1, the agreement with the General Partner was terminated effective February 1, 1995 at which time the Company began incurring expense for salaries and benefits and direct operating expenses.

9. EMPLOYEE STOCK OPTION PLAN

     During 1994, the Company adopted the Amended and Restated 1994 Employee Stock Option Plan which permits the issuance of options to purchase the Company's common stock to selected employees. The Plan reserves 500,000 shares of common stock for grant and provides that the terms of each award be determined by a committee of the Board of Directors. Under the terms of the Plan, the options' exercise price may not be less than the fair market value of a share of common stock on the date of the grant. During 1994, no stock options were granted.

     In February 1996, the Company adopted the 1996 Employee Stock Incentive Plan (the "1996 Plan") that permits the issuance of options to purchase shares of the Company's Common Stock to selected employees. The 1996 Plan reserves 390,000 shares of Common Stock for grant and provides that the terms of each award be determined by a committee of the Board of Directors.

     As of September 30, 1996, options to purchase 893,932 shares had been granted to 43 employees under the 1994 Plan and 1996 Plan (unaudited). Those options have exercise prices ranging from $11.00 per share to $26.333 per share, and the options vest over either three or five year periods ranging from June 1996 through September 2001 (unaudited). Each option expires ten years from the date of grant. Of the shares noted above, 3,932 shares have been granted under the 1996 Plan, subject to approval of an amendment to 1996 Plan which authorizes an increase in the number of shares issuable thereunder (unaudited).

10. DIRECTORS STOCK OPTION PLAN

     During 1995, the Company adopted a 1995 Stock Option Plan for Non Employee Directors which permits the issuance of options to purchase the Company's common stock to non employee directors. The Plan reserves 114,000 shares of common stock for automatic grant. Upon shareholder approval of the plan, directors elected prior to December 1, 1994 will receive options to purchase 18,000 shares and directors elected after December 1, 1994 will receive options to purchase 12,000 shares. Upon the initial election of a future non employee director, an option to acquire 6,000 shares of common stock will be issued to the director. Under the terms of the Plan, the options' exercise price may not be less than the fair market value of a share of common stock on date of grant.

11. PRIVATE PLACEMENT

     During November 1994, the Company completed a private placement that resulted in proceeds of approximately $3.6 million. In connection with the conversion of partnership interests to common stock as discussed in Note 1, the Company exchanged 441,921 shares of common stock for the partnership interests of the private placement investors.

                           SIRROM CAPITAL CORPORATION

12. PUBLIC OFFERINGS

  Initial Public Offering

     In February 1995, the Company completed an initial public offering of 2,645,000 shares of common stock at a price of $11.00 per share. The net proceeds of the offering, after underwriting commissions and expenses, were approximately $26,498,000.

  Secondary Offering

     In August 1995, the Company completed a public offering of 2,500,000 shares of common stock at a price of $15.25 per share of which 1,500,000 shares were sold by the Company. The net proceeds to the Company of the offering, after underwriting commissions and expenses, were approximately $21,214,000.

13. DIVIDENDS AND DISTRIBUTIONS

     During 1995, the Company paid dividends of $5,175,079 of which $3,974,079 and $1,201,000 were derived from net operating income and realized capital gains, respectively. The Company also elected to designate $2,106,799 of the undistributed realized capital gains as a "deemed" distribution to shareholders on record as of the end of the year. Accordingly, $1,369,419, net of taxes of $737,380, of this designated distribution has been retained and reclassified from undistributed net realized earnings to common stock.

     During the nine months ending September 31, 1996, the Company paid dividends of $7,605,000 (unaudited).

14. COMMITMENTS AND CONTINGENCIES

     The Company leases office space under a five year operating lease that commenced August 1, 1995. Annual rent for 1996 totals $151,000, decreasing to $132,000 for the years 1997 through 1999.

     Harris Williams leases office space under or operating lease in which rental commitments are payable as follows: 1996 -- $51,183; 1997 -- $53,854 and 1998 -- $18,185.

15. INVESTMENT IN UNCONSOLIDATED SUBSIDIARY

     As discussed in Note 1, Harris Williams is accounted for by the equity method of accounting. The balance sheets for Harris Williams as of December 31, 1994 and 1995 and September 30, 1996 (unaudited) and statements of income for the years ended December 31, 1993, 1994 and 1995 and for nine months ended September 30, 1996 (unaudited) are as follows:

                                 BALANCE SHEETS

                                                           DECEMBER 31,
                                                       ---------------------     SEPTEMBER 30,
                                                         1994         1995           1996
                                                       --------     --------     -------------
                                                                                  (UNAUDITED)
    ASSETS
    Cash and cash equivalents........................  $738,851     $737,682       $ 776,980
    Accounts receivable..............................    20,352       61,023          46,263
    Other assets, net................................    86,219       85,823         117,171
                                                       --------     --------        --------
         Total Assets................................  $845,422     $884,528       $ 940,414
                                                       ========     ========        ========

    LIABILITIES AND STOCKHOLDER EQUITY
    Liabilities......................................  $ 10,940     $ 44,436       $ 512,671
    Stockholder equity...............................   834,482      840,092         427,743
                                                       --------     --------        --------
         Total liabilities and stockholder equity....  $845,422     $884,528       $ 940,414
                                                       ========     ========        ========

                           SIRROM CAPITAL CORPORATION

                              STATEMENTS OF INCOME

                                               YEAR ENDED DECEMBER             NINE MONTHS ENDED
                                       ------------------------------------      SEPTEMBER 30,
                                         1993         1994          1995              1996
                                       --------    ----------    ----------    ------------------
                                                                                  (UNAUDITED)
    REVENUES:
    Fee Income.......................  $498,543    $1,553,862    $2,257,496        $4,716,911
    Expense reimbursements and
      other..........................    71,614       138,998       398,889           339,037
                                       --------    ----------    ----------        ----------
                                        570,157     1,692,860     2,656,385         5,055,948
                                       --------    ----------    ----------        ----------
    EXPENSES:
    Salaries and benefits............   206,607       884,396     1,314,723         1,881,103
    Operating expenses...............   156,383       255,597       530,052           601,648
                                       --------    ----------    ----------        ----------
                                        362,990     1,139,993     1,844,775         2,482,751
                                       --------    ----------    ----------        ----------
    Net income.......................  $207,167    $  552,867    $  811,610        $2,573,197
                                       ========    ==========    ==========        ==========

     Advisory services are typically provided by Harris Williams in accordance with engagement contracts that stipulate a monthly retainer, reimbursement of direct expenses and transaction closing fees. Retainer fees are recognized notably over the retainer period, expense reimbursements are recognized monthly as billed and success fees or recognized at the time of closing.

     Prior to the acquisition by the Company, Harris Williams operated as a limited partnership since August 1994 and as a Subchapter S corporation prior to August 1994. As such, the statements of income do not include a provision for income tax.

16. SUBSEQUENT EVENTS

     In June 1996, the Company completed a third public offering of 2,300,000 shares of common stock at a price of $27.50 per share. The net proceeds of the offering after underwriting commissions and expenses, were approximately $59,237,000.

     In August 1996, the Company completed a corporate reorganization pursuant to which the Company's small business investment company ("SBIC") operations, including its SBIC license, assets and liabilities were transferred to a wholly-owned subsidiary. The subsidiary elected to be taxed as a RIC.

17. RECLASSIFICATIONS

     Certain reclassifications have been made to the 1993 and 1994 financial statements to conform to the 1995 presentation.

                           SIRROM CAPITAL CORPORATION

                        QUARTERLY FINANCIAL INFORMATION
                                  (UNAUDITED)

                                                                                1994
                                                                -------------------------------------
                                                                 FIRST    SECOND     THIRD    FOURTH
                                                                QUARTER   QUARTER   QUARTER   QUARTER
                                                                -------   -------   -------   -------
Total operating income........................................  $ 1,849   $ 1,909   $ 2,413   $ 2,619
Pre-tax operating income......................................      892       944     1,271     1,245
Net increase (decrease) in partners' capital resulting from
  operations..................................................      531     3,538       (75)    2,721
Per share:
  Pretax operating income.....................................  $   .20   $   .21   $   .26   $   .24
  Net increase in partners' capital resulting from
     operations...............................................      .12       .77      (.02)      .50
  Dividends...................................................       --        --        --        --

                                                                                       1995
                                                                --------------------------------------------------
                                                                 FIRST         SECOND         THIRD        FOURTH
                                                                QUARTER        QUARTER       QUARTER       QUARTER
                                                                -------        -------       -------       -------
Total operating income........................................  $ 3,159      $     3,552      $ 4,489      $ 5,186
Pretax operating income.......................................    1,457            1,908        2,632        2,917
Net increase in partners' capital and shareholders' equity
  resulting from operations...................................    3,058            2,500        4,651        4,028
Per share:
  Pre-tax operating income....................................  $   .19      $       .22      $   .28      $   .28
  Net increase in partners' capital and shareholders' equity
     resulting from operations................................      .40              .29          .49          .39
  Dividends...................................................      .13              .23          .21          .29
Market price of common stock:*
  High........................................................  $    12      $        13 3/4  $    18 3/4  $    20
  Low.........................................................       10 3/4           10 3/4       13 1/4       16 3/4

---------------

* No public market for the stock prior to February 6, 1995.

                           SIRROM CAPITAL CORPORATION

                            PORTFOLIO OF INVESTMENTS
                            AS OF DECEMBER 31, 1994

                                                      LOAN     COUPON
                                                    MATURITY   INTEREST
                      LOANS                           DATE      RATE        COST       FAIR VALUE
--------------------------------------------------  --------   -------   -----------   -----------
Affinity Fund, Inc................................  06/29/98    12.50%   $ 1,485,000   $ 1,490,930
Affinity Fund, Inc................................  12/28/98    12.50        495,000       495,085
Alpha West Partners I, L.P........................  12/31/97    12.50        771,308       774,558
Ashe Industries, Inc..............................  12/28/97    12.50        990,000       994,174
Ashe Industries, Inc..............................  03/25/99    12.50        445,500       446,250
Ashe Industries, Inc..............................  05/18/99    12.50        544,500       545,236
Associated Response Services, Inc.................  06/20/99    12.50      1,386,000     1,387,631
Auto Rental Systems, Inc..........................  10/31/97    12.50        742,500       745,875
Auto Rental Systems, Inc..........................  06/30/98    13.50        200,000       200,000
BankCard Services Corporation.....................  01/21/98    13.00        297,000       298,200
Behavioral Healthcare Corporation.................  06/30/00    10.50      1,270,000     1,270,000
BiTec Southeast, Inc..............................  11/03/97    12.50        445,500       447,450
BiTec Southeast, Inc..............................  11/30/98    12.50      1,188,000     1,190,600
BiTec Southeast, Inc..............................  11/03/97    12.50        445,500       446,400
BiTec Southeast, Inc..............................  08/01/99    13.50        800,000       800,000
BiTec Southeast, Inc..............................  08/01/99    13.50        171,321       171,321
C.J. Spirits, Inc.................................  05/01/97    13.50        742,500       446,375
Capital Network System, Inc.......................  11/30/98    12.50        990,000       992,338
Capital Network System, Inc.......................  01/31/99    12.50        990,000       992,004
CCS Technology Group, Inc.........................  05/01/97    13.00        990,000       995,284
CellCall, Inc.....................................  11/04/97    12.75        990,000       994,341
Central Tennessee Broadcasting, Inc...............  06/27/98    13.00      1,485,000     1,488,950
Central Tennessee Broadcasting, Inc...............  04/30/99    13.00        792,000       793,198
Central Tennessee Broadcasting, Inc...............  08/24/99    13.00      1,089,000     1,089,915
Clearidge, Inc....................................  09/29/99    13.00      2,000,000     2,000,000
Continental Diamond Cutting Co....................  10/28/99    13.00      1,500,000     1,500,000
Continental Diamond Cutting Co....................  12/28/99    13.00        200,000       200,000
Corporate Flight Mgmt., Inc.......................  12/04/97    12.50        346,500       347,949
Cougar Power Products, Inc........................  11/30/99    13.00        495,000       495,083
Dalcon International, Inc.........................  12/31/94    13.00         25,000        25,000
Dalcon International, Inc.........................  12/31/94    13.00        115,000       115,000
DentureCare, Inc..................................  07/31/99    11.50        990,000       991,002
Earth Friendly Company............................  07/29/99    13.00        990,000       990,834
Emerald Pointe Waterpark L.P......................  05/03/99    12.50        594,000       594,800
Freshnut Food, Inc................................  02/20/99    12.00        495,000       495,913
Freshnut Food, Inc................................  11/20/99    13.00        199,000       199,034
Front Royal, Inc..................................  10/01/99    13.00      1,550,000     1,550,000
Front Royal, Inc..................................  12/27/99    13.00        675,000       675,000
Fycon Technologies, Inc...........................  03/14/98    13.00      1,010,000       815,500
Fycon Technologies, Inc...........................  09/30/94    13.00         17,500        17,500
Gates Communications, L.P.........................  12/31/98    12.50        990,000       992,171
Golf Corporation of America, Inc..................  09/16/99    11.00        300,000       300,000
Gulfstream International Airlines Inc.............  07/29/99    13.00      1,490,000     1,492,505
Hoveround Corporation.............................  06/11/98    13.00        495,000       496,372
Hoveround Corporation.............................  11/08/99    13.50        250,000       250,000
Innotech, Inc.....................................  03/23/99    13.00      1,980,000     1,983,330

                           SIRROM CAPITAL CORPORATION

                            AS OF DECEMBER 31, 1994

                                                      LOAN     COUPON
                                                    MATURITY   INTEREST
                      LOANS                           DATE      RATE        COST       FAIR VALUE
--------------------------------------------------  --------   -------   -----------   -----------
Innotech, Inc.....................................  08/30/99    13.00%   $   660,330   $   660,885
Intermed Healthcare Systems, Inc..................  06/29/99    12.00        742,500       743,375
International Manufacturing and Trade, Inc........  04/27/99    13.00        495,000       495,747
International Manufacturing and Trade, Inc........  12/01/99    13.00        400,000       400,000
Kentucky Kingdom, Inc.............................  04/05/99     8.50        250,000       250,000
Kentucky Kingdom, Inc.............................  01/05/98    12.50      1,980,000     1,987,993
Kentucky Kingdom, Inc. (Convertible Debt).........  09/23/99    10.50      1,200,000     1,200,000
Kentucky Kingdom, Inc.............................  02/11/95    10.00        720,000       720,000
MBA Marketing Corporation.........................  02/04/99    12.50      1,782,000     1,785,300
Medical Associates of America, Inc................  11/01/97    12.50      1,485,000       891,000
Nationwide Engine Supply, Inc.....................  01/12/99    12.00      2,475,000     2,480,004
OcuTec Corporation................................  12/31/97    13.50        990,000       794,197
OcuTec Corporation (Convertible Debt).............  05/19/98    13.00        250,000       250,000
OcuTec Corporation................................  01/14/99    13.00        354,816       355,536
OcuTec Corporation................................  09/30/94    13.00        142,000       142,000
OcuTec Corporation................................  01/31/95    13.00        306,580       306,580
One Stop Acquisitions, Inc........................  04/01/99    13.00      1,584,000     1,586,403
One Stop Acquisitions, Inc........................  05/18/99    13.00        198,000       198,264
Palco Telecom Service, Inc........................  11/22/99    12.00      1,800,000     1,800,000
Pipeliner Systems, Inc............................  09/30/98    13.00        980,000       985,328
Potomac Group, Inc................................  02/11/98    12.00      1,500,000     1,500,000
Premiere Technologies, Inc........................  05/01/97    12.50        990,000       995,341
Premiere Technologies, Inc........................  12/23/98    12.00        990,000       992,171
Quality Care Networks.............................  05/19/98    13.00      1,485,000       889,958
Radio Systems Corporation.........................  12/27/99    13.00        905,725       907,296
Retail Marketing Concepts, Inc....................  08/01/98    12.50        990,000       993,173
SkillSearch Corporation...........................  02/05/98    13.00        496,000       497,741
Stewart Foods, Inc................................  05/01/97    12.50         22,665        25,000
Summit Publishing Group, Inc......................  03/17/99    12.00      1,485,000     1,487,500
Suncoast Medical Group, Inc.......................  09/14/99    13.50        485,000       486,000
TCOM Systems, Inc.................................  02/05/98    13.00        673,136       673,761
TermNet MerchantServices, Inc.....................  04/01/99    13.00      1,237,500     1,239,372
Tower Environmental, Inc..........................  11/30/98    10.00      2,440,000     2,448,993
Treasure Coast Pizza Company......................  07/29/98    12.00        841,500       844,056
Truckload ManagementServices, Inc.................  03/14/98    13.00        495,000       496,826
Unique Electronics, Inc...........................  11/29/99    10.70        600,000       600,000
WWR Technology, Inc...............................  11/01/97    13.00        524,700       527,072
Zahren Alternative Power Corp.....................  11/27/99    13.00      1,980,000     1,980,666
Zortec Holdings, Inc..............................  05/01/97     8.00        495,000       397,659
Zortec Holdings, Inc..............................  12/31/97     8.00        148,500       149,125
Zortec Holdings, Inc..............................  03/31/98     8.00        148,500       149,050
                                                                         -----------   -----------
  Total loans.....................................                       $74,181,081   $72,336,480
                                                                          ==========    ==========

         The accompanying notes are an integral part of this schedule.

                           SIRROM CAPITAL CORPORATION

                            AS OF DECEMBER 31, 1994

                                                         NUMBER OF
                                                      SHARES/PERCENTAGE       COST OR
                  EQUITY INTERESTS                       OWNERSHIP       CONTRIBUTED VALUE   FAIR VALUE
----------------------------------------------------  ----------------   -----------------   ----------
PUBLICLY TRADED INVESTMENTS
National Vision Associates, Ltd.
  Common Stock -- restricted........................        208,698         $ 1,771,149      $  547,832
Republic Automotive Parts, Inc.
  Common Stock -- restricted........................         25,500                  --         239,859
Concept Technologies Group, Inc.
  Common Stock -- restricted........................         20,808               5,300          49,159
PMT Services, Inc.
  Common Stock -- restricted........................         40,000             186,200         241,500
                                                                         -----------------   ----------
          Subtotal..................................                          1,962,649       1,078,350
                                                                         -----------------   ----------
EQUITY INVESTMENTS IN PRIVATE COMPANIES
National Recovery Technologies, Inc.
  Preferred Stock -- Series A.......................         20,000                  --              --
Premiere Technologies, Inc.
  Common Stock......................................          8,000             100,400         168,000
American Retirement Corporation
  Common Stock......................................         35,076              77,000         128,923
Medical Associates of America, Inc.
  Preferred Stock -- Series A.......................         67,667             500,000         250,000
Skillsearch Corporation
  Common Stock......................................          2,241             250,035         250,035
Potomac Group, Inc.
  Preferred Stock -- Series A.......................        800,000           1,000,000       1,000,000
Kentucky Kingdom, Inc.
  Common Stock......................................         11,288             220,000       1,501,305
Behavioral Healthcare Corporation
  Preferred Stock -- Series B.......................         25,000             175,000         175,000
Zortec Technologies, Inc.
  Preferred Stock -- Series B.......................      5,000,000                  --              --
Golf Corporation of America, Inc.
  Common Stock......................................        100,000             100,000         100,000
International Risk Control, Inc.
  Preferred Stock -- Series A.......................        200,000              50,000          50,000
DentureCare, Inc.
  Preferred Stock -- Series D.......................         49,342             300,000         300,000
Tower Environmental, Inc.
  Common Stock......................................          9,858              20,000         300,000
Unique Electronics, Inc.
  Preferred Stock -- Series A.......................      1,000,000           1,000,000       1,000,000
Pipeliner Systems, Inc.
  Preferred Stock -- Series D.......................          5,000           1,000,000       1,000,000
Front Royal, Inc.
  Common Stock......................................        110,000             275,000         275,000
                                                                         -----------------   ----------
          Subtotal..................................                          5,067,435       6,498,263
                                                                         -----------------   ----------
          Total Equity Interests....................                        $ 7,030,084      $7,576,613
                                                                          =============       =========

         The accompanying notes are an integral part of this schedule.

                           SIRROM CAPITAL CORPORATION

                            AS OF DECEMBER 31, 1994

                                                         NUMBER OF
                                                          SHARES/        COST OR
                                                         OWNERSHIP     CONTRIBUTED
                       WARRANTS                          PERCENTAGE       VALUE      FAIR VALUE
------------------------------------------------------  ------------   -----------   -----------
Affinity Fund, Inc....................................         1,106   $    20,000   $   375,000
Alpha West Partners I, LP.............................    4 LP units         7,500         7,500
Ashe Industries, Inc..................................           178        20,000        20,000
Associated Response Services, Inc.....................           316        14,000       400,000
Auto Rental Systems, Inc..............................       128,772         7,500       285,000
BankCard Services Corporation.........................       115,000         3,000         3,000
Behavioral Healthcare Corporation.....................        67,730            --            --
BiTec Southeast, Inc..................................         3,752        21,000       500,000
C.J. Spirits, Inc.....................................       180,000         7,500            --
Capital Network System, Inc...........................       168,874        20,000        20,000
CCS Technology Group..................................        30,000        10,000        10,000
CellCall, Inc.........................................        26,500        10,000       500,000
Central Tennessee Broadcasting, Inc...................       272,433        34,000       400,000
CLS Corporation.......................................       126,997            --       350,000
Clearidge, Inc........................................       207,620            --            --
Continental Diamond Cutting Co........................           112            --            --
Corporate Flight Management, Inc......................        66,315         3,500       100,000
Cougar Power Products, Inc............................           216         5,000         5,000
DentureCare, Inc......................................       114,646        10,000       400,000
Earth Friendly Company................................            19        10,000        10,000
Emerald Pointe Waterpark L.P..........................      6% of LP         6,000         6,000
Freshnut Food, Inc....................................       148,555         6,000         6,000
Front Royal, Inc......................................       240,458            --            --
Fycon Technologies, Inc...............................       251,813        15,000        15,000
Gates Communication, L.P..............................     47% of LP        10,000        10,000
Golf Corporation of America, Inc......................       300,000            --            --
Gulfstream International Airlines, Inc................           200        10,000       200,000
Healthfield, Inc......................................        29,000       125,000            --
Hoveround Corporation.................................         1,512         5,000       200,000
Innotech, Inc.........................................       521,220        26,670        26,670
Intermed Healthcare Systems, Inc......................         7,823         7,500         7,500
International Manufacturing and Trade, Inc............           263         5,000       450,000
MBA Marketing Corporation.............................            25        18,000       300,000
Medical Associates of America, Inc....................        40,000        15,000            --
Nationwide Engine Supply, Inc.........................       882,353        25,000       400,000
OCuTec Corp...........................................     3,881,711        13,584        13,584
One Stop Acquisitions, Inc............................           742        18,000       500,000
Palco Telcom Service, Inc.............................       157,895            --            --
Pipeliner Systems, Inc................................     1,920,000        20,000        20,000
Potomac Group, Inc....................................       479,115       125,000       500,000
Premiere Technologies, Inc............................        23,863        20,000       501,123
Quality Care Networks.................................       672,000        15,000        15,000
Radio Systems, Inc....................................        48,650        94,275        94,275
Retail Marketing Concepts, Inc........................            83        10,000        10,000
SkillSearch Corporation...............................         2,381       254,000       316,699

                           SIRROM CAPITAL CORPORATION

                            AS OF DECEMBER 31, 1994

                                                         NUMBER OF
                                                          SHARES/        COST OR
                                                         OWNERSHIP     CONTRIBUTED
                       WARRANTS                          PERCENTAGE       VALUE      FAIR VALUE
------------------------------------------------------  ------------   -----------   -----------
Summit Publishing Group, Inc..........................         4,508   $    15,000   $   350,000
Suncoast Medical Group, Inc...........................       210,780        15,000        15,000
Suprex Corporation....................................     1,058,179            --         7,500
TCOM Systems, Inc.....................................     1,147,059            --            --
TermNet Merchant Services, Inc........................           214        12,500        12,500
Treasure Coast Pizza Company..........................            40         8,500         8,500
Truckload Management Services, Inc....................         1,500         5,000       150,000
Unique Electronics, Inc...............................           20%            --            --
Zahren Alternative Power Corporation..................           610        20,000        20,000
Zortec Holdings, Inc..................................       436,000         8,000         8,000
                                                                       -----------   -----------
          Total Warrants..............................                   1,131,029     7,548,851
                                                                       -----------   -----------
          Total Investments...........................                 $82,342,194   $87,461,944
                                                                        ==========    ==========

         The accompanying notes are an integral part of this schedule.

                           SIRROM CAPITAL CORPORATION

                            PORTFOLIO OF INVESTMENTS
                            AS OF DECEMBER 31, 1995

                                                    LOAN      COUPON
                                                  MATURITY   INTEREST
                     LOANS                          DATE       RATE         COST        FAIR VALUE
------------------------------------------------  --------   --------   ------------   ------------
Affinity Fund, Inc..............................  06/29/98     12.50%   $  1,485,000   $  1,494,932
Affinity Fund, Inc..............................  03/10/00     14.00       1,000,000      1,000,000
Affinity Fund, Inc..............................  12/28/98     12.50         495,000        495,083
Alpha West Partners I, L.P......................  12/31/97     12.50         771,308        675,058
American Remedial Tech., Inc....................  03/26/00     13.50       1,485,000      1,487,500
American Remedial Tech., Inc....................  07/11/00     14.00         495,000        495,498
Amscot Holdings, Inc............................  05/26/00     14.00         800,000        800,000
Amscot Holdings, Inc............................  09/20/00     14.00         200,000        200,000
Ashe Industries, Inc............................  12/28/97     12.50         990,000        646,178
Ashe Industries, Inc............................  03/25/99     12.50         445,500        447,150
Ashe Industries, Inc............................  05/18/99     12.50         544,500        546,340
Ashe Industries, Inc............................  06/12/96     14.00         750,000        750,000
Ashe Industries, Inc............................  06/12/96     14.00         285,546        285,546
Associated Response Services, Inc...............  06/20/99     12.50       1,386,000      1,390,427
Associated Response Services, Inc...............  02/15/00     12.50         335,000        335,000
Associated Response Services, Inc...............  01/06/00     12.50         300,000        300,000
Assured Power, Inc..............................  10/01/00     13.50         700,000        700,000
B & N Company, Inc..............................  08/08/00     12.50       2,970,000      2,972,500
BankCard Services Corporation...................  01/21/98     13.00         297,000        298,800
BiTec Southeast, Inc............................  11/03/97     12.50         445,500        448,350
BiTec Southeast, Inc............................  11/30/98     12.50       1,188,000      1,193,000
BiTec Southeast, Inc............................  11/03/97     12.50         445,500        447,300
BiTec Southeast, Inc............................  08/01/99     13.50         521,321        521,321
C.J. Spirits, Inc...............................  05/01/97     13.50         750,171        455,546
Capital Network System, Inc.....................  11/30/98     12.50         990,000        994,342
Capital Network System, Inc.....................  01/18/99     12.50         990,000        994,008
Cardiac Control Systems, Inc....................  03/31/00     13.50       1,500,000      1,500,000
Carter Kaplan Holdings, L.L.C...................  06/22/00     14.00         594,000        594,300
CCS Technology Group, Inc.......................  05/01/97     13.00         990,000        997,288
CellCall, Inc...................................  11/04/97     12.75         990,000        996,345
CF Data Corp....................................  03/16/00     13.75       1,732,500      1,735,420
Champion Glove Mfg. Co., Inc....................  07/27/00     13.50       1,250,000      1,250,000
Clearidge, Inc..................................  09/29/99     13.00       2,000,000      2,000,000
Clearidge, Inc..................................  12/28/00     13.50         500,000        500,000
Colonial Investments, Inc.......................  10/16/00     13.75         800,000        800,000
Consumat Systems, Inc...........................  11/01/00     14.00         500,000        500,000
Consumer Credit Associates, Inc.................  12/06/00     13.50       2,000,000      2,000,000
Continental Diamond Cutting Co..................  10/28/99     13.00       1,500,000      1,500,000
Continental Diamond Cutting Co..................  12/28/99     13.00         200,000        200,000
Continental Diamond Cutting Co..................  05/31/96     14.00         300,000        300,000
Corporate Flight Mgmt., Inc.....................  12/04/97     12.50         346,500        348,645
Cougar Power Products, Inc......................  10/05/96     13.00         495,000        495,083
Cougar Power Products, Inc......................  10/05/96     13.00         495,000        497,003
Cougar Power Products, Inc......................  10/05/96     14.00         325,000        325,000
Dalcon International, Inc.......................  01/31/02     13.00         150,000        150,000
Dalcon International, Inc.......................  01/31/00     13.00         200,000        200,000

                           SIRROM CAPITAL CORPORATION

                            AS OF DECEMBER 31, 1995

                                                    LOAN      COUPON
                                                  MATURITY   INTEREST
                     LOANS                          DATE       RATE         COST        FAIR VALUE
------------------------------------------------  --------   --------   ------------   ------------
Dalt's, Inc.....................................  04/28/01     13.50%   $  2,000,000   $  2,000,000
DentureCare, Inc................................  07/29/99     11.50         990,000        993,006
DentureCare, Inc................................  11/03/00     14.00         111,150        111,150
DentureCare, Inc................................  08/31/00     14.00         800,000        800,000
Eastern Food Group LLC..........................  08/30/00      8.00         500,000        500,000
Eastern Food Group LLC..........................  12/20/00      8.00         200,000        200,000
Educational Medical, Inc........................  03/31/00     14.00       2,200,000      2,200,000
Electronic Merchant Services....................  02/27/00     13.50       1,237,500      1,239,788
Electronic Merchant Services....................  12/31/95     14.00         242,450        242,450
Emerald Pointe Waterpark L.P....................  04/29/99     12.50         594,000        596,000
Emerald Pointe Waterpark L.P....................  03/09/00     13.50         400,000        400,000
Encore Orthopedics, Inc.........................  07/31/00     13.50       2,620,985      2,658,887
Express Shipping Centers, Inc...................  09/25/00     13.25       1,697,619      1,734,426
Factory Card Outlet of America Ltd..............  11/15/00     12.50       3,670,917      3,682,317
Front Royal, Inc................................  10/01/99     13.00       1,550,000      1,550,000
Front Royal, Inc................................  12/27/99     13.00         675,000        675,000
Fycon Technologies, Inc.........................  05/16/00     10.00         350,000        350,000
Fycon Technologies, Inc.........................  08/30/00     14.00       1,000,000      1,000,000
Fycon Technologies, Inc.........................  12/17/00     14.00         100,000        100,000
Gates Communications, L.P.......................  12/31/98     12.50         990,000        994,175
Gitman and Company..............................  12/31/00     14.00       1,700,000      1,700,000
Global Finance and Leasing, Inc.................  01/03/00     13.00       1,500,000      1,500,000
Gold Medal Products, Inc........................  11/19/00     13.50       1,250,000      1,250,000
Golf Corporation of America, Inc................  09/16/99     11.00         300,000        300,000
Golf Corporation of America, Inc................  12/28/00     14.00         200,000        200,000
Golf Corporation of America, Inc................  12/29/00     10.00         455,589        455,589
Gulfstream International Airlines Inc...........  07/29/99     13.00       1,490,000      1,494,509
Gulfstream International Airlines Inc...........  09/25/00     14.00       1,000,000      1,000,000
Horizon Medical Products, Inc...................  09/22/00     13.75       1,500,000      1,500,000
Hoveround Corporation...........................  06/11/98     13.00         495,000        497,368
Hoveround Corporation...........................  11/08/99     13.50         250,000        250,000
Hoveround Corporation...........................  03/08/00     14.00         250,000        250,000
Hunt Incorporated...............................  03/31/00     14.00       3,300,000      3,300,000
In-Store Services, Inc..........................  04/19/00     14.00       1,188,000      1,189,800
Innotech, Inc...................................  03/22/99     13.00       1,980,000      1,987,326
Intermed Healthcare Systems, Inc................  06/29/99     12.00         742,500        744,875
Intermed Healthcare Systems, Inc................  02/10/00     14.00         375,000        375,000
International Manufacturing and Trade, Inc......  04/27/99     13.00         495,000        496,743
International Manufacturing and Trade, Inc......  12/01/99     13.00         400,000        400,000
International Manufacturing and Trade, Inc......  06/09/00     14.00         500,000        500,000
International Manufacturing and Trade, Inc......  07/25/00     14.00         250,000        250,000
International Manufacturing and Trade, Inc......  11/10/00     14.00         100,000        100,000
Johnston County Cable L.P.......................  08/31/00     14.00       1,990,000      1,990,668
Kentucky Kingdom, Inc...........................  04/04/99      8.50         250,000        250,000
Kentucky Kingdom, Inc...........................  01/05/98     12.50       1,980,000      1,991,989
Kentucky Kingdom, Inc...........................  09/26/99     10.50       1,200,000      1,200,000

                           SIRROM CAPITAL CORPORATION

                            AS OF DECEMBER 31, 1995

                                                    LOAN      COUPON
                                                  MATURITY   INTEREST
                     LOANS                          DATE       RATE         COST        FAIR VALUE
------------------------------------------------  --------   --------   ------------   ------------
Kentucky Kingdom, Inc...........................  03/01/00     14.00%   $    835,000   $    835,000
Kentucky Kingdom, Inc...........................  11/06/00     12.50       1,500,000      1,500,000
Kryptonics, Inc.................................  12/14/00     12.90       2,500,000      2,500,000
Lovett's Buffet, Inc............................  04/01/00     13.00       2,250,000      2,250,000
MBA Marketing Corporation.......................  02/04/99     12.50       1,782,000      1,788,900
Medical Associates of America, Inc..............  11/01/97     12.50       1,485,000        392,000
Money Transfer Systems, Inc.....................  07/24/00     14.00         247,500        247,752
Money Transfer Systems, Inc.....................  12/20/00     14.00         148,500        148,525
Moore Diversified Products, Inc.................  06/16/00     13.50         800,000        800,000
Moovies, Inc....................................  04/18/00     13.50       1,485,000      1,487,250
Multimedia Learning, Inc........................  05/08/00     14.00       1,500,000      1,500,000
Nationwide Engine Supply, Inc...................  01/12/99     12.00       2,475,000      2,485,008
Nelson Juvenile Products L.L.C..................  10/31/00     14.00       2,000,000      2,000,000
NRI Service and Supply L.P......................  02/13/00     14.00       2,475,000      2,479,587
OcuTec Corporation..............................  06/21/99     10.00       1,000,000      1,000,000
OcuTec Corporation..............................  06/21/00     10.00         350,000        350,000
OcuTec Corporation..............................  10/16/00     10.00         100,000        100,000
OcuTec Corporation..............................  12/04/01     10.00         351,500        351,500
Orchid Manufacturing Group, Inc.................  09/14/00     13.00       2,960,000      2,960,667
Orchid Manufacturing Group, Inc.................  12/28/00     13.50       1,000,000      1,000,000
Palco Telecom Service, Inc......................  11/22/99     12.00       1,800,000      1,800,000
Patton Management Corporation...................  05/26/00     13.50       1,900,000      1,900,000
Pharmaceutical Research Assoc., Inc.............  08/10/00     13.50       1,980,000      1,981,665
Pipeliner Systems, Inc..........................  09/30/98     13.00         980,000        989,324
Plymouth, Inc...................................  09/28/00     13.00       1,000,000      1,000,000
Precision Fixtures & Graphics, Inc..............  07/31/10      6.50       1,100,000        889,976
Precision Fixtures & Graphics, Inc..............  05/26/00      6.50         250,000        202,267
Precision Fixtures & Graphics, Inc..............  11/07/00      6.50         200,000        161,814
Precision Fixtures & Graphics, Inc..............  12/27/00      6.50         100,000         80,907
Precision Fixtures & Graphics, Inc..............  07/10/00      6.50         135,000        109,224
Precision Fixtures & Graphics, Inc..............  08/28/00      6.50         110,000         88,998
Precision Fixtures & Graphics, Inc..............  12/12/00      6.50         200,000        161,814
Precision Panel Products, Inc...................  01/11/00     12.75       1,485,000      1,488,000
Premiere Technologies, Inc......................  05/01/97     12.50         990,000        997,345
Premiere Technologies, Inc......................  12/23/98     12.00         990,000        994,175
Pritchard Paint & Glass Co......................  03/21/00     14.00         250,000        250,000
Quest Group International, Inc..................  11/15/00     13.25       1,125,000      1,129,166
Radio Systems Corporation.......................  12/27/99     13.00         905,725        926,148
SkillSearch Corporation.........................  02/05/98     13.00         496,000        498,545
Summit Publishing Group, Inc....................  03/17/99     12.00       1,485,000      1,490,500
Suncoast Medical Group, Inc.....................  09/14/99     13.50         485,000        489,498
Suncoast Medical Group, Inc.....................  06/07/00     14.00         495,000        495,083
TCOM Systems, Inc...............................  02/05/98     13.00         571,969        571,969
Tower Environmental, Inc........................  11/30/98     10.00       2,440,000      2,201,990

                           SIRROM CAPITAL CORPORATION

                            AS OF DECEMBER 31, 1995

                                                    LOAN      COUPON
                                                  MATURITY   INTEREST
                     LOANS                          DATE       RATE         COST        FAIR VALUE
------------------------------------------------  --------   --------   ------------   ------------
Tower Environmental, Inc........................  05/30/95     12.50%   $    150,000   $    150,000
Trade Am International, Inc.....................  09/30/00     12.75       4,000,000      4,000,000
Treasure Coast Pizza Co.........................  07/29/98     12.00         841,500        845,760
Truckload Management Services, Inc..............  03/14/98     13.00         150,000        150,000
Unique Electronics, Inc.........................  11/30/99     10.70         600,000        600,000
Universal Marketing Corporation.................  01/31/00     13.50         500,000        500,000
Valdawn, L.L.C..................................  04/13/00     13.50       2,399,974      2,400,000
Viking Moorings Acquisition, L.L.C..............  12/15/00     13.00       1,655,500      1,661,242
WWR Technology, Inc.............................  11/01/97     13.00         524,700        528,128
Zahren Alternative Power Corp...................  01/30/00     13.00         495,000        495,083
Zahren Alternative PowerCorp....................  11/27/99     13.00       1,980,000      1,985,679
                                                                        ------------   ------------
  Total Loans...................................                        $147,018,924   $144,854,517
                                                                         ===========    ===========

         The accompanying notes are an integral part of this schedule.

                           SIRROM CAPITAL CORPORATION

                            AS OF DECEMBER 31, 1995

                                                           NUMBER OF         COST OR
                                                       SHARES/PERCENTAGE   CONTRIBUTED
                  EQUITY INTERESTS                         OWNERSHIP          VALUE      FAIR VALUE
-----------------------------------------------------  -----------------   -----------   -----------
PUBLICLY TRADED INVESTMENTS
National Vision Associates, Ltd.
  Common Stock.......................................        208,698       $ 1,771,149   $   563,485
Concept Technologies Group, Inc. Common Stock --
  restricted.........................................         23,408             5,300        30,723
Moovies Inc.
  Common Stock.......................................        156,110            16,561     1,475,240
                                                                           -----------   -----------
          Subtotal...................................                        1,793,010     2,069,448
                                                                           -----------   -----------
EQUITY INVESTMENTS IN PRIVATE COMPANIES
National Recovery Technologies, Inc.
  Preferred Stock -- Series A........................         20,000                --            --
Premiere Technologies, Inc.
  Common Stock.......................................          8,000           100,400     1,280,000
Medical Associates of America, Inc.
  Preferred Stock -- Series A........................         66,667                --            --
Viking Moorings Acquisition, L.L.C.
  Membership interest in L.L.C.......................           6.50%          344,500       344,500
Nelson Juvenile Products, L.L.C.
  Membership interest in L.L.C.......................          30.00%               --            --
Skillsearch Corporation
  Common Stock.......................................          2,241           250,035       250,035
Potomac Group, Inc.
  Preferred Stock -- Series A........................        800,000         1,000,000     1,232,966
Potomac Group, Inc.
  Common Stock.......................................        240,000            60,000       370,504
Kentucky Kingdom, Inc.
  Common Stock.......................................         11,671           258,300     1,539,603
Golf Corporation of America, Inc.
  Common Stock.......................................        100,000           100,000       100,000
International Risk Control, Inc.
  Preferred Stock -- Series A........................        200,000            50,000        50,000
DentureCare, Inc.
  Preferred Stock -- Series D........................         49,342           300,000       300,000
Unique Electronics, Inc.
  Preferred Stock -- Series A........................      1,000,000         1,000,000     1,000,000
Pipeliner Systems, Inc.
  Preferred Stock -- Series D........................          5,000         1,000,000     1,000,000
Front Royal, Inc.
  Common Stock.......................................        110,000           275,000       275,000
Ocutec Acquisition Corporation
  Preferred Stock -- Series A........................      1,539,867         1,539,867     1,539,867
Fycon Technologies, Inc.
  Preferred Stock -- Series A........................        800,000           800,000       800,000
Carter Kaplan Holdings, L.L.C.
  Membership interest in LLC.........................          24.00%            6,100         6,100

                           SIRROM CAPITAL CORPORATION

                            AS OF DECEMBER 31, 1995

                                                           NUMBER OF         COST OR
                                                       SHARES/PERCENTAGE   CONTRIBUTED
                  EQUITY INTERESTS                         OWNERSHIP          VALUE      FAIR VALUE
-----------------------------------------------------  -----------------   -----------   -----------
Virginia Gas Company
  Preferred Stock -- Series A........................          2,000       $ 2,000,000   $ 2,000,000
Johnston County Cable, L.P.
  Class A Interest in L.P............................          11.11           100,000       100,000
Eastern Food Group, L.L.C.
  Class B Preferred Stock............................          7,500           754,444       754,444
Dalcon International, Inc.
  Series B Preferred Stock...........................        850,000           850,000       490,000
Zahren Alternative Power Corporation
  Common Stock.......................................            700           210,000       210,000
Zahren Alternative Power Corporation
  Preferred Stock....................................            200           200,000       200,000
                                                                           -----------   -----------
          Subtotal...................................                       11,198,646    13,843,020
                                                                           -----------   -----------
          Total Equity Interests.....................                      $12,991,656   $15,912,467
                                                                            ==========    ==========

         The accompanying notes are an integral part of this schedule.

                           SIRROM CAPITAL CORPORATION

                            AS OF DECEMBER 31, 1995

                                                                          COST OR
                                              NUMBER OF     PERCENTAGE  CONTRIBUTED
                 WARRANTS                   SHARES/UNITS    OWNERSHIP      VALUE        FAIR VALUE
------------------------------------------  -------------   ---------   ------------   ------------
Affinity Fund, Inc........................          1,725      8.62%    $     20,000   $    600,000
Alpha West Partners I, L.P................        2 units     20.00            7,500             --
American Remedial Tech., Inc..............        244,168     17.05           20,000        230,000
Amscot Holdings, Inc......................          1,121     18.10               --             --
Ashe Industries, Inc......................            216     16.52           20,000             --
Associated Responses Services, Inc........            343     24.27           14,000        400,000
Assured Power, Inc........................            234     11.94               --             --
Auto Rental Systems, Inc..................        144,869      8.00               --        285,000
B & N Company, Inc........................             18      2.14           30,000         30,000
BankCard Services Corporation.............        138,000     24.00            3,000             --
BiTec Southeast, Inc......................            938     10.00           21,000        100,000
C.J. Spirits, Inc.........................        180,000     10.00            7,500             --
CF Data Corp..............................            257     20.45           17,500         17,500
Capital Network System, Inc...............        173,409      3.50           20,000             --
Cardiac Control Systems, Inc..............        100,000      3.51               --        153,127
CCS Technology Group, Inc.................         30,000      2.68           10,000         10,000
CellCall, Inc.............................         31,836      1.25           10,000        125,000
Champion Glove Mfg. Co., Inc..............        538,614      5.87               --             --
CLS Corporation...........................        126,997      4.22               --             --
Clearidge, Inc............................        367,026      7.91               --             --
Colonial Investments, Inc.................            194     18.00               --             --
Consumer Credit Associates, Inc...........          3,669     15.78               --             --
Continental Diamond Cutting Co............            112     10.00               --             --
Corporate Flight Mgmt., Inc...............         66,315     10.00            3,500        100,000
Cougar Power Products, Inc................            336     16.29           10,000             --
Dalcon International, Inc.................        250,000     20.00               --             --
Dalt's, Inc...............................            125     25.00               --             --
DentureCare, Inc..........................        396,724     11.30           10,000        375,000
Electronic Merchant Services..............            430     12.50           12,500         12,500
Eastern Food Group LLC....................         17,647     15.00               --             --
Educational Medical, Inc..................         85,000      8.00               --             --
Emerald Pointe Waterpark L.P..............       10 units     10.00            6,000        250,000
Encore Orthopedics, Inc...................        291,550      4.92          379,015        379,015
Express Shipping Centers, Inc.............         73,752      5.10          552,402        552,402
Factory Card Outlet of America Ltd........         23,658      2.50          329,083        329,083
Front Royal, Inc..........................        240,458      3.58               --        420,000
Fycon Technologies, Inc...................         58,677     15.00               --             --
Gates Communication, L.P..................      47% of LP     47.00           10,000         10,000
Gitman Bros...............................          1,518     20.50               --             --
Global Finance and Leasing, Inc...........          5,000     25.00               --             --
Gold Medal Products, Inc..................         90,000     30.00               --             --
Golf Corporation of America, Inc..........        390,000     11.48               --             --
Gulfstream International Airlines Inc.....            260     21.00           10,000             --
Horizon Medical Products, Inc.............          9,486      8.25               --             --
Hoveround Corporation.....................          1,963     27.00            5,000        325,000
Hunt Incorporated.........................            309     11.09               --        200,000

                           SIRROM CAPITAL CORPORATION

                            AS OF DECEMBER 31, 1995

                                                                          COST OR
                                              NUMBER OF     PERCENTAGE  CONTRIBUTED
                 WARRANTS                   SHARES/UNITS    OWNERSHIP      VALUE        FAIR VALUE
------------------------------------------  -------------   ---------   ------------   ------------
Innotech, Inc.............................        521,220      4.00%    $     20,000   $    300,000
In-Store Service, Inc.....................            429     12.50           12,000         12,000
Intermed Healthcare Systems, Inc..........         11,884     10.50            7,500             --
International Manufacturing and Trade,
  Inc.....................................            482     29.94            5,000             --
Johnston County Cable, L.P................    27.5% of LP     27.50           10,000         10,000
Kryptonics, Inc...........................          1,255      9.00               --             --
Lovett's Buffet, Inc......................        204,219      5.00               --             --
MBA Marketing Corporation.................             26      4.00           18,000             --
Money Transfer Systems, Inc...............             45      4.31            4,000          4,000
Moore Diversified Products, Inc...........             12     10.68               --             --
Multimedia Learning, Inc..................            202      6.09               --             --
Nationwide Engine Supply, Inc.............        882,353     15.00           25,000         25,000
NRI Service and Supply, L.P...............    27.5% of LP     27.50           25,000         25,000
OcuTec Corp...............................        222,222      6.13               --             --
One Stop Acquisitions, Inc................            794     24.40               --        500,000
Orchid Manufacturing Group, Inc...........      1,719,047      4.50           40,000        540,000
Palco Telecom Services, Inc...............        157,895      5.00               --             --
Patton Management Corporation.............             12     10.00               --        300,000
Pharmaceutical Research Assoc., Inc.......        150,114      7.82           20,000         20,000
Pipeliner Systems, Inc....................      2,080,000     20.38           20,000         20,000
Plymouth, Inc.............................         92,647     15.00               --             --
Potomac Group, Inc........................        239,115      1.85          125,000        368,530
Precision Fixtures & Graphics, Inc........            132      5.00               --             --
Precision Panel Products, Inc.............            122      8.25           15,000         15,000
Premiere Technologies, Inc................         23,863      2.08           20,000      3,820,000
Quest Group International, Inc............         44,444     10.00          125,000        125,000
Radio Systems Corporation.................        129,734      7.27           94,275        330,000
SkillSearch Corporation...................          2,381      7.59          254,000        119,000
Summit Publishing Group, Inc..............          6,296     24.50           15,000         15,000
Suncoast Medical Group, Inc...............        330,245     13.82           20,000         20,000
Suprex Corporation........................      1,058,179      3.45               --          7,500
Tower Environmental, Inc..................             82     10.07           20,000             --
Trade Am International, Inc...............        335,106      6.00               --             --
Treasure Coast Pizza Company..............             51     10.00            8,500          8,500
Valdawn, L.L.C............................          2,658     21.00               26             26
Unique Electronics, Inc...................         55,732     20.00               --             --
Universal Marketing Corporation...........            111     10.00               --             --
Virginia Gas Company......................            525      6.00               --             --
Zahren Alternative Power Corp.............          1,108      5.00           25,000         25,000
                                                                        ------------   ------------
          Total Warrants..................                                 2,456,301     11,513,183
                                                                        ------------   ------------
          Total Investments...............                              $162,466,881   $172,280,167
                                                                         ===========    ===========

         The accompanying notes are an integral part of this schedule.

                  SIRROM CAPITAL CORPORATION AND SUBSIDIARIES

                     CONSOLIDATED PORTFOLIO OF INVESTMENTS
                            AS OF SEPTEMBER 30, 1996
                                  (UNAUDITED)

                                               LOAN        COUPON
                                             MATURITY     INTEREST
                   LOANS                       DATE         RATE           COST          FAIR VALUE
-------------------------------------------  --------     --------     ------------     ------------
AB Plastics Holding Corporation............   9/27/01       13.50%     $  4,000,000     $  4,000,000
Affinity Fund, Inc.........................   6/29/98       12.50         1,485,000        1,497,182
Affinity Fund, Inc.........................   3/10/00       14.00         1,000,000        1,000,000
Affinity Fund, Inc.........................  12/28/98       12.50           495,000          495,830
American Corporate Literature, Inc.........   9/29/01       14.00         1,683,000        1,683,283
ARAC Holding Co., Inc......................   9/27/01       13.50         3,000,000        3,000,000
American Network Exchange..................  11/30/98       13.00           990,000          995,845
American Network Exchange..................   1/18/99       13.00           990,000          995,511
Amscot Holdings, Inc.......................   5/26/00       14.00           800,000          800,000
Amscot Holdings, Inc.......................   9/20/00       14.00           200,000          200,000
Amscot Holdings, Inc.......................   6/28/01       14.00           500,000          500,000
Argenbright Holdings Limited...............    7/7/01       13.50         2,750,000        2,787,500
Ashe Industries, Inc.......................  12/28/97       12.50           990,000          232,058
Ashe Industries, Inc.......................   3/25/99       12.50           445,500          147,300
Ashe Industries, Inc.......................   5/18/99       12.50           544,500          146,524
Ashe Industries, Inc.......................   6/12/96       14.00           750,000          100,000
Ashe Industries, Inc.......................   6/12/96       14.00           285,546                0
Associated Response Services, Inc..........   6/20/99       12.50         1,386,000        1,392,524
Associated Response Services, Inc..........   2/15/00       12.50           335,000          335,000
Associated Response Services, Inc..........    1/6/00       12.50           300,000          300,000
Assured Power, Inc.........................   10/1/00       13.50           700,000          700,000
Avionics Systems, Inc......................   7/19/01       13.50         3,000,000        3,000,000
B & N Company, Inc.........................    8/8/00       12.50         2,970,000        2,977,000
B & N Company, Inc.........................   3/28/01       13.00           990,000          991,169
BankCard Services Corporation..............   1/21/98       13.00           297,000          299,250
BiTec Southeast, Inc.......................  10/31/97       12.70           445,500          449,025
BiTec Southeast, Inc.......................  11/30/98       12.70         1,188,000        1,194,800
BiTec Southeast, Inc.......................  10/31/97       12.70           445,500          447,975
BiTec Southeast, Inc.......................    8/1/99       12.70           521,321          521,321
BiTec Southeast, Inc.......................    8/9/01       14.00           950,000          950,000
C.J. Spirits, Inc..........................    5/1/97       13.50           750,171          455,796
Caldwell/VSR Inc...........................   2/28/01        8.00         1,500,000        1,500,000
Caldwell/VSR Inc...........................   9/27/01       14.00           116,000          116,000
Cardiac Control Systems, Inc...............   3/31/00       13.50         1,500,000        1,500,000
Cartech Holdings, Inc......................   4/29/01       13.00         1,500,000        1,500,000
Carter Kaplan Holdings, LLC................   6/22/00       14.00           594,000          144,800
Cedaron Medical, Inc.......................   6/28/01       13.50         1,500,000        1,500,000
Cell Call, Inc.............................   11/4/97       12.75           990,000          997,848
CF Data Corp...............................   3/16/00       13.75         1,732,500        1,738,048
Champion Glove Manufacturing Co.,Inc.......   7/27/00       13.50         1,250,000        1,250,000
Clearidge, Inc.............................   9/29/99       13.00         2,000,000        2,000,000
Clearidge, Inc.............................  12/28/00       13.50           500,000          500,000
Clearidge, Inc.............................    3/6/97       14.00           200,000          200,000
Colonial Investments, Inc..................  10/16/00       13.75           800,000          800,000
Colonial Investments, Inc..................    5/8/01       13.75           300,000          300,000
Consumat Systems, Inc......................   11/1/00       14.00           500,000          500,000
Consumat Systems, Inc......................    1/1/01       14.00           500,000          500,000
Consumat Systems, Inc......................   3/11/01       14.00           500,000          500,000

                  SIRROM CAPITAL CORPORATION AND SUBSIDIARIES

                            AS OF SEPTEMBER 30, 1996
                                  (UNAUDITED)

                                               LOAN        COUPON
                                             MATURITY     INTEREST
                   LOANS                       DATE         RATE           COST          FAIR VALUE
-------------------------------------------  --------      -----       ------------     ------------
Consumer Credit Associates, Inc............   12/6/00       13.50      $  2,000,000     $  2,000,000
Consumer Credit Associates, Inc............   3/28/01       13.50         1,000,000        1,000,000
Consumer Credit Associates, Inc............   8/12/01       13.50         1,000,000        1,000,000
Continental Diamond Cutting Co.............  10/28/99       13.00         1,500,000        1,500,000
Continental Diamond Cutting Co.............  11/16/99       13.00           200,000          200,000
Corporate Flight Mgmt, Inc.................   12/4/97       12.50           346,500          349,167
Cougar Power Products, Inc.................   10/5/96       13.00           495,000          172,169
Cougar Power Products, Inc.................   10/5/96       13.00           495,000          270,249
Cougar Power Products, Inc.................   10/5/96       14.00           325,000          100,000
Dalcon International, Inc..................   1/31/02       13.00           150,000          150,000
Dalcon International, Inc..................   1/31/00       13.00           200,000          200,000
Dalcon International, Inc..................   5/15/96       13.00            25,000           25,000
Dalts, Inc.................................   4/28/01       13.50         2,000,000        2,000,000
DentureCare, Inc...........................   7/29/99       11.50           490,000          494,509
DentureCare, Inc...........................   11/3/00       14.00           111,150          111,150
DentureCare, Inc...........................   8/31/00       14.00           800,000          800,000
DentureCare, Inc...........................   1/11/01       12.50           550,000          550,000
Eastern Food Group LLC.....................   8/30/00        8.00           500,000          500,000
Eastern Food Group LLC.....................  12/20/00        8.00           200,000          200,000
Eastern Food Group LLC.....................   1/21/01        8.00           200,000          200,000
Eastern Food Group LLC.....................   2/14/01        8.00           265,000          265,000
Eastern Food Group LLC.....................   4/30/01        8.00           200,000          200,000
Eastern Food Group LLC.....................   9/10/01        8.00           100,000          100,000
Educational Medical Inc....................   3/31/00       14.00         2,200,000        2,200,000
Electronic Merchant Services...............   2/27/00       13.50         1,237,500        1,040,204
Electronic Merchant Services...............   2/29/96       14.00            34,572           34,572
Electronic Merchant Services...............   2/29/96       14.00           134,000          134,000
Encore Orthopedics, Inc....................   7/31/00       13.50         2,620,985        2,715,740
Encore Orthopedics, Inc....................   2/28/01       13.00         1,667,680        1,711,992
Entek Scientific, Inc......................   6/28/01       13.00         2,500,000        2,500,000
Express Shipping Centers, Inc..............   9/22/00       13.25         1,697,598        1,817,289
Factory Card Outlet of America Ltd.........  11/15/00       12.50         3,670,917        3,731,682
Factory Card Outlet of America Ltd.........   6/27/01       12.50           915,622          921,246
FoodNet Holdings, LLC......................   7/22/01       13.50         1,000,000        1,000,000
Fortrend Engineering Corp..................   8/30/01       12.99         1,500,000        1,500,000
Front Royal, Inc...........................   10/1/99       13.00         1,550,000        1,550,000
Front Royal, Inc...........................  12/27/99       13.00           675,000          675,000
FX Direct, Inc.............................   1/23/01       13.50         2,324,000        2,350,400
Fycon Technologies, Inc....................  12/17/00       12.50           100,000          100,000
Fycon Technologies, Inc....................   5/16/00       10.00           350,000          350,000
Fycon Technologies, Inc....................   8/30/00       14.00         1,000,000          800,000
Fycon Technologies, Inc....................  12/17/00       14.00           100,000          100,000
Fycon Technologies, Inc....................   5/30/96       12.50           100,000          100,000
Fycon Technologies, Inc....................   6/30/96       12.50           130,000          130,000
Fycon Technologies, Inc....................   various       14.00           202,838                0
Fycon Technologies, Inc....................   8/31/96       12.50           130,000          130,000
Fycon Technologies, Inc....................   9/30/96       12.50           130,000          130,000
Gardner Wallcovering, Inc..................   3/28/01       13.50         1,485,000        1,486,750
Gates Communications, L.P..................  12/30/98       12.50           990,000          995,010

                  SIRROM CAPITAL CORPORATION AND SUBSIDIARIES

                            AS OF SEPTEMBER 30, 1996
                                  (UNAUDITED)

                                               LOAN        COUPON
                                             MATURITY     INTEREST
                   LOANS                       DATE         RATE           COST          FAIR VALUE
-------------------------------------------  --------      -----       ------------     ------------
Gates Communications, L.P..................  12/30/98       14.00      $    125,000     $    125,000
Gates Communications, L.P..................  12/30/98       14.00           145,000          145,000
General Materials Management, Inc..........   7/29/01       13.50         2,500,000        2,500,000
Global Finance and Leasing, Inc............    1/3/00       13.00         1,500,000        1,500,000
Global Marine Electronics, Inc.............    5/1/01       13.00         1,350,000        1,350,000
Gold Medal Products, Inc...................  11/19/00       13.50         1,250,000        1,250,000
Gold Medal Products, Inc...................   2/15/01       13.50            25,000           25,000
Gold Medal Products, Inc...................   6/27/01       13.50           100,000          100,000
Gold Medal Products, Inc...................   7/31/01       13.50           100,000          100,000
Golf Corporation of America, Inc...........   9/16/99       11.00           300,000          300,000
Golf Corporation of America, Inc...........  12/28/00       14.00           200,000          200,000
Golf Corporation of America, Inc...........  12/29/00       10.00           455,589          455,589
Golf Corporation of America, Inc...........   7/13/96       14.00           100,000          100,000
Golf Corporation of America, Inc...........   10/5/96       14.00            50,000           50,000
Golf Video, Inc............................   3/27/01       14.00           500,000          500,000
Gulfstream International Airlines Inc......   7/29/99       13.00         1,490,000        1,496,012
Gulfstream International Airlines Inc......   9/25/00       13.50         1,000,000        1,000,000
Gulfstream International Airlines Inc......  10/15/96       14.00         1,000,000        1,000,000
Hancock Company (acquired Gitman)..........  12/31/00       14.00         1,700,000          400,000
Hancock Company (acquired Gitman)..........   6/28/01       10.25           200,000          200,000
Horizon Medical Products, Inc..............   9/22/00       13.75         1,500,000        1,500,000
Hoveround Corporation......................   6/11/98       13.00           495,000          498,115
Hoveround Corporation......................    3/8/00       13.00           250,000          250,000
HPC America, Inc...........................   8/15/01       13.50         2,970,000        2,971,000
HSA International, Inc.....................    1/4/01       14.00         1,485,000          986,500
HSA International, Inc.....................   5/15/01       14.00           300,000          300,000
HSA International, Inc.....................   5/23/01       14.00           100,000          100,000
HSA International, Inc.....................    7/8/01       14.00           250,000          250,000
Hunt Incorporated..........................   3/31/00       14.00         3,250,000        3,250,000
H & H Acq. Corp............................   8/30/01       14.00         1,500,000        1,500,000
I. Schneid Acquisition, LLC................    4/1/01       14.00         2,000,000        2,000,000
ILD Communications.........................   5/10/01       13.50         1,500,000        1,500,000
In-Store Services, Inc.....................   4/19/00       14.00         1,188,000        1,191,600
Innotech, Inc..............................   3/22/99       13.00         1,980,000        1,990,323
Intermed Healthcare Systems, Inc...........   6/29/99       12.00           742,500          746,000
Intermed Healthcare Systems, Inc...........   2/10/00       14.00           375,000          375,000
Johnston County Cable, L.P.................   8/31/00       14.00         1,990,000        1,992,171
Kentucky Kingdom, Inc......................    4/4/99        8.25           250,000          250,000
Kentucky Kingdom, Inc......................    1/5/98       12.50         1,980,000        1,994,986
Kentucky Kingdom, Inc......................   9/26/99       10.50         1,200,000        1,200,000
Kentucky Kingdom, Inc......................    3/1/00       14.00           835,000          835,000
Kentucky Kingdom, Inc......................   11/6/00       12.50         1,500,000        1,500,000
Kentucky Kingdom, Inc......................   3/30/98       14.00         2,000,000        2,000,000
Kryptonics, Inc............................  12/14/00       12.90         2,500,000        2,500,000
KWC Management Co., LLC....................   4/25/01       14.00           500,000          500,000
Leisure Clubs International, Inc...........    4/1/01       14.00         1,485,000        1,486,500
Lovett's Buffet, Inc.......................    4/1/00       13.00         2,250,000        2,250,000
Mayo Hawaiian Corp.........................   6/27/01       14.00         2,200,000        2,200,000
MBA Marketing Corporation..................    2/4/99       12.50         1,782,000        1,791,600

                  SIRROM CAPITAL CORPORATION AND SUBSIDIARIES

                            AS OF SEPTEMBER 30, 1996
                                  (UNAUDITED)

                                               LOAN        COUPON
                                             MATURITY     INTEREST
                   LOANS                       DATE         RATE           COST          FAIR VALUE
-------------------------------------------  --------      -----       ------------     ------------
McAuley's Incorporated.....................   7/31/01       13.00      $  3,000,000     $  3,000,000
Medical Associates of America, Inc.........   11/1/97       12.50           385,000          392,000
Money Transfer Systems, Inc................   7/24/00       14.00           247,500          248,130
Money Transfer Systems, Inc................  12/20/00       14.00           148,500          148,750
Money Transfer Systems, Inc................    3/1/01       14.00           148,500          148,675
Money Transfer Systems, Inc................    5/2/01       14.00           148,500          148,575
Money Transfer Systems, Inc................    7/8/01       14.00           148,500          148,575
Monogram Products, Inc.....................   6/18/01       13.50           916,000          921,600
Moore Diversified Products, Inc............   6/16/00       13.50           800,000          800,000
Multicom Publishing, Inc...................   3/29/01       13.00         2,200,000        2,293,331
Multimedia Learning, Inc...................    5/8/00       14.00         1,500,000        1,500,000
Multimedia Learning, Inc...................   4/18/01       13.50           500,000          500,000
Multimedia Learning, Inc...................   9/12/01       13.50           750,000          750,000
NASC, Inc..................................   6/26/01       13.50         1,500,000        1,500,000
Nationwide Engine Supply, Inc..............   1/12/99       12.00         2,475,000        2,488,761
Nationwide Engine Supply, Inc..............   9/26/01       13.50         1,000,000        1,000,000
Nelson Juvenile Products, LLC..............  10/31/00       14.00         2,000,000        2,000,000
Novavision, Inc............................   6/21/99       10.00         1,000,000        1,000,000
Novavision, Inc............................   6/21/00       10.00           350,000          350,000
Novavision, Inc............................  10/16/00       10.00           100,000          100,000
Novavision, Inc............................   12/4/01       10.00           351,500          351,500
Novavision, Inc............................  11/30/96       10.00            40,000           40,000
NRI Service and Supply L.P.................   2/13/00       14.00         2,225,000        2,233,340
Orchid Manufacturing Group, Inc............   9/14/00       13.00         2,960,000        2,966,670
Orchid Manufacturing Group, Inc............  12/28/00       13.50         1,000,000        1,000,000
Palco Telecom Service, Inc.................  11/22/99       12.00         1,300,000        1,300,000
Patton Management Corporation..............   5/26/00       13.50         1,900,000        1,900,000
PaySys International, Inc..................    5/1/97       13.00           990,000          998,791
PFIC Corporation...........................   2/28/01       13.00         1,000,000        1,000,000
Pharmaceutical Research Assoc., Inc........   8/10/00       13.50         1,980,000        1,984,662
Pipeliner Systems, Inc.....................   9/30/98       10.00           980,000          992,321
Plymouth, Inc..............................   9/28/00       13.00         1,000,000        1,000,000
Precision Fixtures & Graphics, Inc.........   4/11/01       14.00         1,095,000        1,095,000
Precision Fixtures & Graphics, Inc.........   4/11/01       14.00           300,000          300,000
Precision Fixtures & Graphics, Inc.........    5/8/01       14.00           100,000          100,000
Precision Fixtures & Graphics, Inc.........   5/28/01       14.00            75,000           75,000
Precision Fixtures & Graphics, Inc.........   7/12/01       14.00            75,000           75,000
Precision Fixtures & Graphics, Inc.........   7/22/01       14.00           100,000          100,000
Precision Fixtures & Graphics, Inc.........   8/27/01       14.00           250,000          250,000
Precision Fixtures & Graphics, Inc.........   8/27/01       14.00           295,000          295,000
Precision Fixtures & Graphics, Inc.........   8/27/01       14.00           150,000          150,000
Precision Panel Products, Inc..............   1/11/00       12.75         1,485,000        1,490,250
Pritchard Paint & Glass Co.................   2/14/01       14.00           567,431          567,431
Quest Group International, Inc.............  11/15/00       13.25         1,125,000        1,147,913
Quest Group International, Inc.............    9/3/01       14.00         1,350,000        1,352,500
Radio Systems Corporation..................  12/27/99       13.00           905,725          940,287
Scandia Technologies, Inc..................    4/9/01       14.00         1,825,000        1,825,000
Sheet Metal Specialties, Inc...............   6/20/01       14.00           250,000          250,000
SkillSearch Corporation....................    2/5/98       13.00           496,000          499,148

                  SIRROM CAPITAL CORPORATION AND SUBSIDIARIES

                            AS OF SEPTEMBER 30, 1996
                                  (UNAUDITED)

                                               LOAN        COUPON
                                             MATURITY     INTEREST
                   LOANS                       DATE         RATE           COST          FAIR VALUE
-------------------------------------------  --------      -----       ------------     ------------
SkillSearch Corporation....................   3/10/97       14.00      $    100,000     $    100,000
Softsense Computer Products, Inc...........   6/27/01       14.00         2,760,000        2,776,000
Softsense Computer Products, Inc...........   9/24/01       14.00         1,500,000        1,500,000
Southern Specialty Brands, Inc.............   6/30/01       14.00         1,732,500        1,735,128
Sqwincher Corporation......................   1/31/00       13.50           500,000          500,000
Summit Publishing Group, Ltd...............   3/17/99       12.00         1,485,000        1,492,750
Summit Publishing Group, Ltd...............   7/26/01       14.00           625,000          625,000
Suncoast Medical Group, Inc................   9/14/99       13.50           485,000          491,748
Suncoast Medical Group, Inc................    6/7/00       14.00           495,000          495,830
Suncoast Medical Group, Inc................   2/23/01       14.00           495,000          495,664
TCOM Systems, Inc..........................    2/5/98       13.00           490,914          490,914
Tower Environmental, Inc...................  11/30/98       10.00         2,440,000        2,201,990
Tower Environmental, Inc...................   5/30/95       12.50           150,000          150,000
Trade Am International, Inc................   9/30/00       12.75         4,000,000        4,000,000
UltraFab, Inc..............................   6/27/01       14.00         1,500,000        1,500,000
Unique Electronics, Inc....................  11/30/99       10.67           600,000          600,000
Urethane Technologies, Inc.................   3/16/01       13.50         1,636,520        1,678,926
Valdawn, LLC...............................   4/13/00       13.50         2,399,974        2,400,000
Viking Moorings Acquisition, LLC...........  12/15/00       13.00         1,655,500        1,712,920
Virtual Resources Inc......................   8/16/01       14.00         3,000,000        3,000,000
Vista Information Solutions, Inc...........   4/30/01       13.50         2,032,157        2,063,345
WWR Technology, Inc........................   6/30/97       13.50           394,700          398,920
Zahren Alternative Power Corp..............   1/30/00       13.00           495,000          495,826
Zahren Alternative Power Corp..............  11/27/99       13.00         1,980,000        1,988,678
                                                                       ------------     ------------
  Total Loans..............................                            $225,656,411     $220,049,964
                                                                       ============     ============

                  SIRROM CAPITAL CORPORATION AND SUBSIDIARIES

                            AS OF SEPTEMBER 30, 1996
                                  (UNAUDITED)

                                                          NUMBER OF
                                                           SHARES/        COST OR
                                                         PERCENTAGE     CONTRIBUTED
                   EQUITY INTERESTS                       OWNERSHIP        VALUE      FAIR VALUE
------------------------------------------------------ ---------------  -----------   -----------
PUBLICLY TRADED INVESTMENTS
National Vision Associates, Ltd. Common Stock.........         208,698  $ 1,771,149   $   751,313
Trans Global Services, Inc. Common Stock..............          28,088        5,300        36,456
Moovies, Inc. Common Stock............................         156,110        1,561       669,322
Premiere Technologies, Inc. Common Stock..............         378,360            0     8,059,068
Cardiac Control Systems, Inc. Common Stock............          50,000      250,000        59,062
Innotech, Inc. Common Stock...........................          65,530       20,000       602,057
American Exchange Network Common Stock................         139,651       21,879       231,297
EQUITY INVESTMENTS IN PRIVATE COMPANIES
Skillsearch Corporation Common Stock..................           2,241      250,035       150,000
Potomac Group, Inc. Preferred Stock -- Series A.......         800,000    1,000,000     2,000,000
Potomac Group, Inc. Common Stock......................         479,115      289,779     1,299,038
Kentucky Kingdom, Inc. Common Stock...................          13,260      258,316     1,650,000
Golf Corporation of America, Inc. Common Stock........         100,000      100,000             0
International Risk Control, Inc. Preferred
  Stock -- Series A...................................         200,000       50,000        50,000
DentureCare, Inc. Preferred Stock -- Series E.........         490,978      800,000       800,000
Unique Electronics, Inc. Preferred Stock -- Series
  A...................................................       1,000,000    1,000,000     1,000,000
Pipeliner Systems, Inc. Preferred Stock -- Series D...           5,000    1,000,000     1,000,000
Front Royal, Inc. Common Stock........................         110,000      275,000       275,000
NovaVision, Inc. Preferred Stock -- Series A..........       1,763,846    1,763,846     1,763,846
Fycon Technologies, Inc. Preferred Stock -- Series
  A...................................................         597,162      597,162             0
Virginia Gas Company Preferred Stock -- Series A......           2,000    2,000,000     2,000,000
Johnston County Cable, L.P. Class A Interest in
  L.P.................................................  11.11% of L.P.      100,000       100,000
Eastern Food Group LLC Class B Preferred Units........           7,500      754,444             0
Dalcon International, Inc. Series B Preferred Stock...         850,000      850,000       490,000
Zahren Alternative Power Corporation Common Stock.....             700      210,000       210,000
Zahren Alternative Power Corporation Preferred
  Stock...............................................             200      200,000       200,000
Electronic Merchant Services Series B Preferred
  Stock...............................................             163            0             0
Pharmaceutical Research Associates Inc. Class F
  Preferred Stock.....................................          29,195      190,000       190,000
Caldwell/VSR Inc. Preferred Stock.....................             890      890,000       890,000
Precision Fixtures & Graphics, Inc. Preferred Stock...       1,500,000    1,500,000     1,100,000
Palco Telecom Service Common Stock....................         157,895        1,579         1,579
                                                                        -----------   -----------
  Total Equity Interests..............................                  $16,150,050   $25,578,037
                                                                        ===========   ===========

                  SIRROM CAPITAL CORPORATION AND SUBSIDIARIES

                            AS OF SEPTEMBER 30, 1996
                                  (UNAUDITED)

                                                                            COST OR
                                              NUMBER OF      PERCENTAGE   CONTRIBUTED
                 WARRANTS                    SHARES/UNITS    OWNERSHIP       VALUE        FAIR VALUE
------------------------------------------  --------------   ----------   ------------   ------------
PUBLICLY TRADED COMPANIES
American Network Exchange.................          13,988       0.00%    $          0   $          0
Cardiac Control Systems, Inc..............         100,000       4.35                0        118,125
Consumat Systems, Inc.....................         250,000      20.00                0        183,750
Moovies, Inc..............................          20,000       0.20                0         85,750
Multicom Publishing, Inc..................         163,791       4.80          800,000        611,486
Urethane Technologies, Inc................         484,640       4.66          363,480        296,842
Vista Information Solutions, Inc..........       1,247,582       5.00          467,843        836,920
PRIVATE COMPANIES
AB Plastics Holding Corporation...........         200,000      20.00                0              0
Affinity Corporation......................           2,041      10.04           20,000        385,000
Alvin Carter Holdings Corp................              20       2.00                0              0
American Corporate Literature.............        222,197%      19.72           17,000         17,000
American Rockwool Acquisition Corp........       1,100,000      11.00                0              0
Amscot Holdings, Inc......................           1,409      22.02                0              0
Argenbright Holdings LLC..................              18       3.50          750,000        750,000
Ashe Industries, Inc......................             225      17.14           20,000              0
Associated Response Services, Inc.........             356      24.27           14,000      1,000,000
Assured Power, Inc........................             234      16.00                0              0
Auto Rental Systems, Inc..................         144,869       9.00                0        285,000
Avionics Systems, Inc.....................   15.00% of Co.      15.00                0              0
B & N Company, Inc........................              46       4.00           40,000         40,000
BankCard Services Corporation.............         149,261      28.00            3,000              0
BiTec Southeast, Inc......................           1,480      15.00           21,000         55,000
Carter Kaplan Holdings, LLC...............              24      24.00            6,100              0
C.J. Spirits, Inc.........................         180,000      10.00            7,500              0
Caldwell/VSR Inc..........................             159      15.93                0              0
Cartech...................................         210,527      20.00                0              0
Cedaron Medical, Inc......................         173,981       4.25                0              0
CellCall, Inc.............................             358       1.35           10,000        125,000
CF Data Corp..............................             257      20.50           17,500         17,500
Champion Glove Manufacturing Co., Inc.....         538,614       6.88                0              0
Clearidge, Inc............................         449,039       9.32                0              0
CLS Corporation...........................         126,997       4.22                0              0
Colonial Investments, Inc.................             264      18.00                0              0
Consumer Credit Associates, Inc...........           3,669      15.50                0              0
Continental Diamond Cutting Company.......             112      12.22                0              0
Corporate Flight Mgmt., Inc...............          66,315       6.63            3,500        100,000
Cougar Power Products, Inc................             336      22.61           10,000              0
Dalcon Technologies, Inc..................         250,000      20.00                0              0
Dalt's, Inc...............................             125      25.00                0              0
Delaware Publishing Group, Inc............           4,386      37.00           15,000         15,000
DentureCare, Inc..........................         628,500      12.65           10,000        375,000
Eastern Food Group LLC....................          17,647      15.00                0              0

                  SIRROM CAPITAL CORPORATION AND SUBSIDIARIES

                            AS OF SEPTEMBER 30, 1996
                                  (UNAUDITED)

                                                                            COST OR
                                              NUMBER OF      PERCENTAGE   CONTRIBUTED
                 WARRANTS                    SHARES/UNITS    OWNERSHIP       VALUE        FAIR VALUE
------------------------------------------  -------------    ----------   ------------   ------------
Educational Medical, Inc..................         141,667       8.00     $          0   $    900,000
Electronic Merchant Services..............             430      12.50           12,500              0
Encore Orthopedics, Inc...................         524,094       7.36          711,335        711,335
Entek Scientific Corporation..............          18,548       4.25                0              0
Express Shipping Centers, Inc.............          73,752       3.00          552,402        552,402
FCOA Acquisition Corp.....................          29,724       3.13          413,461        815,000
Foodnet Holdings, LLC.....................    8.00% of LLC       8.00                0              0
Fortrend Engineering Corp.................         437,552       3.25                0              0
Front Royal, Inc..........................         240,458       3.59                0        420,000
Fycon Technologies, Inc...................          58,677      15.00                0              0
Gardner Wallcovering, Inc.................               2       2.00           15,000         15,000
Gates Communication L.P...................  47.00% of L.P.      47.00           10,000              0
General Materials Management Inc..........         600,000      10.00                0              0
Global Finance & Leasing, Inc.............           5,000      25.00                0              0
Global Marine.............................           5,137      18.00                0              0
Gold Medal Products, Inc..................         102,370      32.77                0              0
Golf Corporation of America, Inc..........         390,000      31.50                0              0
Golf Video, Inc...........................              98      49.50                0              0
Gulfstream International Airlines, Inc....             271      27.00           10,000        140,000
H & H Acquisition Corp....................           3,600      22.50                0              0
Horizon Medical Products, Inc.............            ,486       8.25                0              0
Hoveround Corporation.....................             491      10.00            5,000        750,000
HPC America, Inc..........................               5       2.75           30,000         30,000
HSA International, Inc....................       2,534,003      62.49           15,000              0
Hunt Incorporated.........................              44      10.00                0        100,000
Hunt Leasing & Rental Corporation.........             265      10.00                0        100,000
I. Schneid Holdings LLC...................      11% of LLC      11.00                0              0
ILD Communications........................           5,429       3.20                0              0
In Store Services, Inc....................             429      12.50           12,000         12,000
Intermed Healthcare Systems, Inc..........          11,884      10.50            7,500          7,500
Johnston County Cable L.P.................     27.5% of LP      27.50           10,000         10,000
Kentucky Kingdom, Inc.....................           6,132       2.00                0              0
K.W.C. Management Corp....................             794      24.40                0              0
Kryptonics, Inc...........................           1,255       9.00                0        400,000
Leisure Clubs International, Inc..........             144      10.00           15,000         15,000
Lovett's Buffet, Inc......................         204,219       5.00                0        400,000
Mayo Hawaiian Corp........................              81       7.50                0              0
MBA Marketing Corporation.................          11,100       4.29           18,000         18,000
McAuley's Incorporated....................              64       6.00                0              0
Money Transfer Systems, Inc...............              94       8.50            8,500          8,500
Monogram Products, Inc....................           1,276       6.00           84,000         84,000
Moore Diversified Products, Inc...........              12      11.00                0              0
Multimedia Learning, Inc..................         116,450       7.32                0        800,000
NASC, Inc.................................             130      13.00                0              0
Nationwide Engine Supply, Inc.............       1,265,664      20.20           25,000         25,000

                  SIRROM CAPITAL CORPORATION AND SUBSIDIARIES

                            AS OF SEPTEMBER 30, 1996
                                  (UNAUDITED)

                                                                            COST OR
                                              NUMBER OF      PERCENTAGE   CONTRIBUTED
                 WARRANTS                    SHARES/UNITS    OWNERSHIP       VALUE        FAIR VALUE
------------------------------------------  --------------   ----------   ------------   ------------
Nelson Juvenile Products, LLC.............              30      30.00     $          0   $          0
Novavision, Inc...........................         222,222      10.00                0              0
NRI Service and Supply, L.P...............     27.5% of LP      27.50           25,000         25,000
Orchid Manufacturing, Inc.................       1,719,047       4.50           40,000        540,000
P.A. Plymouth, Inc........................          92,647      15.00                0              0
Patton Management Corporation.............             426      10.00                0        185,000
PaySys International, Inc.................          30,000       2.68           10,000         10,000
PFIC Corporation..........................           5,917       6.00                0              0
Pharmaceutical Research Assoc., Inc.......         259,848       6.00           20,000        685,000
Pipeliner Systems, Inc....................       2,080,000      20.55           20,000         20,000
Precision Fixtures & Graphics, Inc........           2,602      51.00                0              0
Precision Panel Products, Inc.............             122       8.25           15,000         15,000
Pritchard Glass, Inc......................          12,500      25.00                0              0
Quest Group International, Inc............          88,840      17.79          275,000        275,000
Radio Systems Corporation.................         162,167       8.92           94,275        600,000
Ryland Company............................           1,518      20.50                0              0
Scandia Technologies, Inc.................             282      22.00                0              0
SkillSearch Corporation...................           2,381       7.59          254,000        150,000
Softsense Computer Products, Inc..........         171,642       1.50          240,000        240,000
Southern Specialty Brands, Inc............          10,000      10.00           17,500         17,500
Suncoast Medical Group, Inc...............         580,159      23.00           25,000              0
Suprex Corporation........................       1,058,179       3.45                0              0
Tower Environmental, Inc..................              82      10.07           20,000              0
Trade Am International, Inc...............         335,106       6.00                0              0
Treasure Coast Pizza Co...................              51      10.00                0          8,500
UltraFab, Inc.............................         120,000      12.00                0              0
Unique Electronics, Inc...................      20% of Co.      20.00                0              0
Universal Marketing Corporation...........             111      10.00                0              0
VDI Acquisition Company, LLC..............           2,658      21.00               26             26
Viking Moorings Acquisition, LLC..........               7       6.50          344,500        344,500
Virginia Gas Company......................          59,413      10.00                0        160,000
Virtual Resources, Inc....................               8       7.50                0              0
Voice FX Corporation......................         233,112       8.00          176,000        176,000
Zahren Alternative Power Corporation......           1,168       6.54           25,000         25,000
                                                                          ------------   ------------
  Total Warrants..........................                                $  6,151,922   $ 15,087,636
                                                                          ------------   ------------
  Total Investments.......................                                $247,958,383   $260,715,637
                                                                          ============   ============

---------------

(a) All restricted or locked up publicly traded stocks and warrants are being valued each month at 70% of the publicly traded price. All other publicly traded stocks are valued at 90% of the publicly traded price.

                                     PART C

                     INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS.

1. FINANCIAL STATEMENTS.

     SIRROM CAPITAL CORPORATION

     Report of Independent Public Accountants

     Balance Sheets as of December 31, 1994 and 1995 and September 30, 1996
        (unaudited)

     Statements of Operations for the Years Ended December 31, 1993, 1994 and
        1995 and for the Nine Months Ended September 30, 1995 and 1996
        (unaudited)

     Statements of Changes in Partners' Capital and Shareholders' Equity for the
        Years Ended December 31, 1993, 1994 and 1995 and the Nine Months Ended September 30, 1996 (unaudited)

     Statements of Cash Flows for the Years Ended December 31, 1993, 1994 and
        1995 and the Nine Months Ended September 30, 1995 and 1996 (unaudited)

     Financial Highlights

        Per Share Data for the Year Ended December 31, 1995 and the Nine Months
           Ended September 30, 1996 (unaudited)

        Ratios/Supplemental Data for the Years Ended December 31, 1993, 1994 and
           1995 and the Nine Months Ended September 30, 1996 (unaudited)

     Notes to Financial Statements

     Quarterly Financial Information for the Years 1994 and 1995 (unaudited)

     Portfolio of Investments

          As of December 31, 1994

          As of December 31, 1995

          As of September 30, 1996 (unaudited)

2. EXHIBITS.

  a.    --   Amended and Restated Charter of the Company (incorporated by reference to Exhibit
             3.1 to the Registrant's Quarterly Report on Form 10-Q for the period ending
             September 30, 1996), filed with the Commission on November 14, 1996)
  b.1   --   Bylaws of the Company (incorporated by reference to exhibit b. contained in the
             Registrant's Registration Statement on Form N-2, as amended (File No. 33-86680), filed with the Commission on November 23, 1994)
  b.2   --   Amendment No. 1 to Bylaws (incorporated by reference to the Registrant's Quarterly
             Report on Form 10-Q for the period ended March 30, 1995 filed with the Commission on May 12, 1995)
  d.1   --   Specimen form of Common Stock Certificate (incorporated by reference to the corresponding exhibit contained in the Registrant's Registration Statement on Form
             N-2, as amended (File No. 33-86680), filed with the Commission on November 23,
             1994)
  d.2   --   Instruments defining rights of holders of securities: See Paragraph 6 of the
             Company's Amended and Restated Charter (incorporated by reference to Exhibit 3.1 to the Registrant's Quarterly Report on Form 10-Q for the period ending September 30,
             1996, filed with the Commission on November 14, 1996)
  d.3   --   Equity Holders Agreement dated as of November 1, 1994 by and among the Partnership and the other signatories thereto (incorporated by reference to the corresponding exhibit contained in the Registrant's Registration Statement on Form N-2, as
             amended (File No. 33-86680), filed with the Commission on November 23, 1994)
  d.4   --   Registration Rights Agreement dated February 1, 1995 (incorporated by reference to the corresponding exhibit contained in the Registrant's Registration Statement on
             Form N-2, as amended (File No. 33-86680), filed with the Commission on November 23,
             1994)

  e.    --   Dividend Reinvestment Plan of the Company (incorporated by reference to the
             Registrant's Quarterly Report on Form 10-Q for the period ended March 30, 1995 filed with the Commission on May 12, 1995)
  f.1   --   Fourth Amended and Restated Loan Agreement dated as of August 16, 1996, by and among SII, as borrower, the Company, as guarantor, the lenders referred to herein, and First Union National Bank of Tennessee, as Agent (incorporated by reference to
             Exhibit 7.1 to SII's Post-Effective Amendment No. 1 to Registration Statement on
             Form N-5 (File No. 811-7779), filed with the Commission on November 7, 1996)
  f.2   --   Fourth Amended and Restated Revolving Credit Note dated August 16, 1996, in the principal amount of $27,500,000, made by SII in favor of First Union National Bank of Tennessee (incorporated by reference to Exhibit 7.2 to SII's Post-Effective
             Amendment No. 1 to Registration Statement on Form N-5 (File No. 811-7779), filed with the Commission on November 7, 1996)
  f.3   --   Revolving Credit Note dated August 16, 1996, in the principal amount of
             $10,000,000, made by SII in favor of Amsouth Bank of Tennessee (incorporated by reference to Exhibit 7.3 to SII's Post-Effective Amendment No. 1 to Registration
             Statement on Form N-5 (File No. 811-7779), filed with the Commission on November 7,
             1996)
  f.4   --   Revolving Credit Note dated August 16, 1996, in the principal amount of $7,500,000, made by SII in favor of First American National Bank (incorporated by reference to
             Exhibit 7.4 to SII's Post-Effective Amendment No. 1 to Registration Statement on
             Form N-5 (File No. 811-7779), filed with the Commission on November 7, 1996)
  f.5   --   Amended and Restated Swingline Note dated August 16, 1996, in the principal amount of $5,000,000, made by SII in favor of First Union National Bank of Tennessee
             (incorporated by reference to Exhibit 7.5 to SII's Post-Effective Amendment No. 1
             to Registration Statement on Form N-5 (File No. 811-7779), filed with the
             Commission on November 7, 1996)
  f.6   --   Fourth Amended and Restated Revolving Credit Note dated August 16, 1996, in the principal amount of $5,000,000, made by SII in favor of First Tennessee Bank
             National Association (incorporated by reference to Exhibit 7.6 to SII's
             Post-Effective Amendment No. 1 to Registration Statement on Form N-5 (File No.
             811-7779), filed with the Commission on November 7, 1996)
  f.7   --   Third Amended and Restated Security Agreement dated August 16, 1996, by and between
             SII and First Union National Bank of Tennessee (incorporated by reference to
             Exhibit 7.7 to SII's Post-Effective Amendment No. 1 to Registration Statement on
             Form N-5 (File No. 811-7779), filed with the Commission on November 7, 1996)
  f.8   --   Amended and Restated Borrower Pledge Agreement dated August 16, 1996, made by SII in favor of First Union National Bank of Tennessee (incorporated by reference to
             Exhibit 7.8 to SII's Post-Effective Amendment No. 1 to Registration Statement on
             Form N-5 (File No. 811-7779), filed with the Commission on November 7, 1996)
  f.9   --   Amended and Restated Security Agreement dated as of August 16, 1996, by and between
             SII and the SBA (incorporated by reference to Exhibit 7.10 to SII's Post-Effective
             Amendment No. 1 to Registration Statement on Form N-5 (File No. 811-7779), filed with the Commission on November 7, 1996)
  f.10  --   Amended and Restated Pledge Agreement dated as of August 16, 1996, by and between
             SII and the SBA (incorporated by reference to Exhibit 7.11 to SII's Post-Effective
             Amendment No. 1 to Registration Statement on Form N-5 (File No. 811-7779), filed with the Commission on November 7, 1996)
  f.11  --   Guaranty Agreement dated August 16, 1996 by and between the Company and the SBA
             (incorporated by reference to the Company's Quarterly Report on Form 10-Q for the
             period ending September 30, 1996, filed with the Commission on November 14, 1996)
  f.12  --   Master Trust Indenture and Security Agreement Supplement dated as of December 31,
             1996, by and between SFC as Issuer, the Company as Servicer, First Trust National
             Association as Trustee and ING Baring (U.S.) Capital Markets, Inc.
 *f.13  --   Revolving Note, Series 1996-1 dated December 31, 1996, with a principal amount of
             $100,000,000 made by SFC in favor of First Trust National Association
  f.14  --   Loan Sale and Contribution Agreement dated as of December 31, 1996, by and between the Company as Originator and Servicer and SFC as Buyer

  f.15  --   Custodial Agreement dated as of December 31, 1996, by and among SFC, the Company,
             First Trust National Association and ING Baring (U.S.) Capital Markets, Inc.
  f.16  --   Backup Servicing Agreement dated as of December 31, 1996, by and among First Trust
             National Association, the Company and ING Baring (U.S.) Capital Markets, Inc.
  f.17  --   Fee Agreement dated as of December 31, 1996, by and among the Company, SFC, and ING
             Baring (U.S.) Capital Markets, Inc.
  f.18  --   ISDA Master Agreement dated as of November 26, 1996, by and between the Company and
             NationsBank, N.A.
 *h.1   --   Form of Underwriting Agreement
 *h.2   --   Form of Agreement Among Underwriters
 *h.3   --   Form of Selected Dealers Agreement
  i.1   --   Amended and Restated 1994 Employee Stock Option Plan of the Company (incorporated by reference to the corresponding exhibit contained in the Registrant's
             Registration Statement on Form N-2, as amended (File No. 33-86680), filed with the
             Commission on November 23, 1994)
  i.2   --   Form of Indemnification Agreement (incorporated by reference to the corresponding exhibit contained in the Registrant's Registration Statement on Form N-2, as
             amended (File No. 33-86680), filed with the Commission on November 23, 1994)
  i.3   --   1995 Stock Option Plan for Non-Employee Directors (incorporated by reference to the corresponding exhibit in the Registrant's Registration Statement on Form N-2, as
             amended (File No. 33-95394), filed with the Commission on August 3, 1995)
  i.4   --   1996 Incentive Stock Option (incorporated by reference to Exhibit 10.3 in the
             Registrant's Financial Report on Form 10-K for the year ended December 31, 1995, filed with the Commission on March 29, 1996)
  j.1   --   Custodial Services Agreement with First American Trust Company dated March 13, 1992
             (incorporated by reference to the corresponding exhibit contained in the
             Registrant's Registration Statement on Form N-2, as amended (File No. 33-86680), filed with the Commission on November 23, 1994)
  j.2   --   Custodial Services Agreement Supplement with First American Trust Company dated
             January 16, 1995 (incorporated by reference to the corresponding exhibit contained in the Registrant's Registration Statement on Form N-2, as amended (File No.
             33-86680), filed with the Commission on November 23, 1994)
  k.1   --   ISDA Master Agreement dated as of September 13, 1995, by and between the Company and First Union National Bank (incorporated by reference to the Company's Quarterly
             Report on Form 10-Q for the period ending September 30, 1995 filed with the
             Commission on November 15, 1995)
  k.2   --   Acquisition Agreement by and among the Company, Sirrom Capital Acquisition
             Corporation, Sirrom, Ltd., Harris Williams & Co., L.P. and Harris Williams & Co.
             dated as of May 16, 1996 (incorporated by reference to Exhibit k.9 to the Company's
             Registration Statement on Form N-2 (File No. 333-4023), filed with the Commission on May 17, 1996)
  k.3   --   Master Trust Indenture and Security Agreement dated as of December 31, 1996, by and among SFC as Issuer, the Company as Servicer and First Trust National Association
             as Trustee
 *l.    --   Opinion of Bass, Berry & Sims PLC
  n.1   --   Consent of Arthur Andersen LLP
 *n.2   --   Consent of Bass, Berry & Sims PLC (included in Exhibit 1)
  r.    --   Financial Data Schedule (for SEC use only)

---------------

  * To be filed by amendment
(c) Not applicable

ITEM 25.  MARKETING ARRANGEMENTS

     The information contained under the heading "Underwriters" on pages 54 through 56 of the Prospectus is incorporated herein by this reference.

     In connection with this Offering, the Underwriters may over-allot or effect transactions which stabilize or maintain the market price of the Common Stock at a level above that which might otherwise prevail in the open market. Such stabilizing, if commenced, may be discontinued at any time.

ITEM 26.  OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

SEC registration fee..............................................................  $ 35,624
NASD fee..........................................................................  $
Nasdaq additional listing fee.....................................................  $
Blue Sky fees and expenses........................................................  $
Accounting fees and expenses......................................................  $
Legal fees and expenses...........................................................  $
Printing and engraving............................................................  $
Registrar and transfer agent's fees...............................................  $
Miscellaneous fees and expenses...................................................  $
                                                                                    --------
          Total...................................................................  $
                                                                                    ========

---------------

*Estimated for filing purposes.

     All of the expenses set forth above shall be borne by the Company.

ITEM 27.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL.

     Sirrom Investments, Inc., a Tennessee corporation, is a wholly-owned subsidiary of the Company. Harris Williams & Co., a Virginia corporation, is a wholly-owned subsidiary of the Company. Sirrom Funding Corporation, a Delaware corporation, is a wholly-owned subsidiary of the Company. Tandem Capital, Inc., a Tennessee corporation, is a wholly-owned subsidiary of the Company. SCCGS, Inc., a Tennessee corporation, is a wholly-owned subsidiary of the Company.

ITEM 28.  NUMBER OF HOLDERS OF SECURITIES.

     The following table sets forth the number of record holders of the Company's Common Stock as of the date hereof.

                                                                                   NUMBER OF
                                TITLE OF CLASS                                   RECORD HOLDERS
-------------------------------------------------------------------------------  --------------
Common Stock, no par value.....................................................        169

ITEM 29.  INDEMNIFICATION OF DIRECTORS AND OFFICERS.

     The Tennessee Business Corporation Act ("TBCA") provides that a corporation may indemnify any of its directors and officers against liability incurred in connection with a proceeding if (i) such person acted in good faith; (ii) in the case of conduct in an official capacity, the director or officer reasonably believed such conduct was in the corporation's best interests; (iii) in all other cases, the director or officer reasonably believed that his conduct was not opposed to the best interests of the corporation; and (iv) in connection with any criminal proceeding, the director or officer had no reasonable cause to believe his conduct was unlawful. In actions brought by or in the right of the corporation, however, the TBCA provides that no indemnification may be made if the director or officer was adjudged liable to the corporation. The TBCA also provides that in connection with any proceeding charging improper personal benefit to an officer or director, no indemnification may be made if such officer or director is adjudged liable on the basis that such personal benefit was improperly received. In cases where the director or officer is wholly successful, on the merits or otherwise, in the defense of any proceeding instigated because of his status as an officer or director of a corporation, the TBCA mandates that the corporation indemnify the director or officer against reasonable expenses incurred in the proceeding. Notwithstanding the foregoing, the TBCA provides that a court of competent jurisdiction, upon application, may order that an officer or director be indemnified for reasonable expenses if, in consideration of all relevant circumstances, the court determines that such individual is fairly and reasonably entitled to indemnification, notwithstanding the fact that (i) he was adjudged liable to the corporation in a proceeding by or in right of the corporation; (ii) he was adjudged liable on the basis that a personal benefit was improperly received by him; or (iii) he breached his duty of care to the corporation.

     The Company's Charter provides that to the fullest extent permitted by Tennessee law, no director shall be personally liable to the Company or its shareholders for monetary damages for breach of any fiduciary duty as a director. Under the TBCA, this charter provision relieves the Company's directors from personal liability to the Company or its shareholders for monetary damages for breach of fiduciary duty as a director, except for liability arising from a judgment or other final adjudication establishing (i) a breach of the director's duty of loyalty, (ii) acts or omissions not in good faith or involving intentional misconduct or a knowing violation of law, (iii) unlawful distributions; or (iv) receipt of an improper personal benefit. In addition, the Company's Bylaws provide that each director or officer of the Company shall be indemnified by the Company to the fullest extent allowed by Tennessee law.

ITEM 30.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISOR.

     Not applicable.

ITEM 31.  LOCATION OF ACCOUNTS AND RECORDS.

     The Company maintains at its principal office physical possession of each account, book or other document required to be maintained by Section 31(a) of the 1940 Act.

ITEM 32.  MANAGEMENT SERVICES.

     Not applicable.

ITEM 33.  UNDERTAKINGS.

     The Registrant hereby undertakes:

          (a) to suspend the offering of shares until the Prospectus is amended if subsequent to the effective date of this Registration Statement, its net asset value declines more than ten percent from its net asset value as of the effective date of this Registration Statement.

          (b) that, for the purpose of determining any liability under the Securities Act of 1933, the information omitted from the form of Prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in a form of Prospectus filed by the Registrant under Rule 497(h) under the Securities Act of 1933 shall be deemed to be part of this Registration Statement as of the time it was declared effective; and

          (c) that, for the purpose of determining any liability under the Securities Act of 1933, each post effective amendment that contains a form of Prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

     Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

     Insofar as indemnification for liability arising under the Securities Act may be permitted to directors, officers and controlling persons of the registrant pursuant to the provisions of its Charter and Bylaws permitting indemnification, or otherwise, the registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Nashville, and State of Tennessee, on the 9th day of January, 1997.

                                          Sirrom Capital Corporation

                                          By:    /s/ GEORGE M. MILLER, II
                                            ------------------------------------
                                                    George M. Miller, II
                                                Chief Executive Officer and
                                                          President

     KNOW ALL MEN BY THESE PRESENTS, each person whose signature appears below hereby constitutes and appoints George M. Miller, II, and Carl W. Stratton, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place, and stead, in any and all capacities, to sign any and all amendments to this Registration Statement, and to file the same, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Amendment has been signed by the following persons in the capacities and on the dates indicated.

                    NAME                                    TITLE                      DATE
---------------------------------------------   ------------------------------   ----------------


        /s/ JOHN A. MORRIS, JR., M.D.           Chairman of the Board and         January 9, 1997
---------------------------------------------     Director
          John A. Morris, Jr., M.D.

          /s/ GEORGE M. MILLER, II              Chief Executive Officer,          January 9, 1997
---------------------------------------------     President and Director
            George M. Miller, II                  (Principal Executive
                                                  Officer)

            /s/ CARL W. STRATTON                Chief Financial Officer           January 9, 1997
---------------------------------------------     (Principal Financial and
              Carl W. Stratton                    Accounting Officer)

            /s/ E. TOWNES DUNCAN                Director                          January 9, 1997
---------------------------------------------
              E. Townes Duncan

            /s/ WILLIAM D. EBERLE               Director                          January 9, 1997
---------------------------------------------
              William D. Eberle

            /s/ EDWARD J. MATHIAS               Director                          January 9, 1997
---------------------------------------------
              Edward J. Mathias

          /s/ ROBERT A. MCCABE, JR.             Director                          January 9, 1997
---------------------------------------------
            Robert A. McCabe, Jr.

         /s/ RAYMOND H. PIRTLE, JR.             Director                          January 9, 1997
---------------------------------------------
           Raymond H. Pirtle, Jr.

            /s/ L. EDWARD WILSON                Director                          January 9, 1997
---------------------------------------------
              L. Edward Wilson

                               INDEX TO EXHIBITS

EXHIBIT
NUMBER                                           DESCRIPTION
------       -----------------------------------------------------------------------------------
  a.    --   Amended and Restated Charter of the Company (incorporated by reference to Exhibit
             3.1 to the Registrant's Quarterly Report on Form 10-Q for the period ending
             September 30, 1996), filed with the Commission on November 14, 1996)
  b.1   --   Bylaws of the Company (incorporated by reference to exhibit b. contained in the
             Registrant's Registration Statement on Form N-2, as amended (File No. 33-86680), filed with the Commission on November 23, 1994)
  b.2   --   Amendment No. 1 to Bylaws (incorporated by reference to the Registrant's Quarterly
             Report on Form 10-Q for the period ended March 30, 1995 filed with the Commission on May 12, 1995)
  d.1   --   Specimen form of Common Stock Certificate (incorporated by reference to the corresponding exhibit contained in the Registrant's Registration Statement on Form
             N-2, as amended (File No. 33-86680), filed with the Commission on November 23,
             1994)
  d.2   --   Instruments defining rights of holders of securities: See Paragraph 6 of the
             Company's Amended and Restated Charter (incorporated by reference to Exhibit 3.1 to the Registrant's Quarterly Report on Form 10-Q for the period ending September 30,
             1996, filed with the Commission on November 14, 1996)
  d.3   --   Equity Holders Agreement dated as of November 1, 1994 by and among the Partnership and the other signatories thereto (incorporated by reference to the corresponding exhibit contained in the Registrant's Registration Statement on Form N-2, as
             amended (File No. 33-86680), filed with the Commission on November 23, 1994)
  d.4   --   Registration Rights Agreement dated February 1, 1995 (incorporated by reference to the corresponding exhibit contained in the Registrant's Registration Statement on
             Form N-2, as amended (File No. 33-86680), filed with the Commission on November 23,
             1994)
  e.    --   Dividend Reinvestment Plan of the Company (incorporated by reference to the
             Registrant's Quarterly Report on Form 10-Q for the period ended March 30, 1995 filed with the Commission on May 12, 1995)
  f.1   --   Fourth Amended and Restated Loan Agreement dated as of August 16, 1996, by and among SII, as borrower, the Company, as guarantor, the lenders referred to herein, and First Union National Bank of Tennessee, as Agent (incorporated by reference to
             Exhibit 7.1 to SII's Post-Effective Amendment No. 1 to Registration Statement on
             Form N-5 (File No. 811-7779), filed with the Commission on November 7, 1996)
  f.2   --   Fourth Amended and Restated Revolving Credit Note dated August 16, 1996, in the principal amount of $27,500,000, made by SII in favor of First Union National Bank of Tennessee (incorporated by reference to Exhibit 7.2 to SII's Post-Effective
             Amendment No. 1 to Registration Statement on Form N-5 (File No. 811-7779), filed with the Commission on November 7, 1996)
  f.3   --   Revolving Credit Note dated August 16, 1996, in the principal amount of
             $10,000,000, made by SII in favor of Amsouth Bank of Tennessee (incorporated by reference to Exhibit 7.3 to SII's Post-Effective Amendment No. 1 to Registration
             Statement on Form N-5 (File No. 811-7779), filed with the Commission on November 7,
             1996)
  f.4   --   Revolving Credit Note dated August 16, 1996, in the principal amount of $7,500,000, made by SII in favor of First American National Bank (incorporated by reference to
             Exhibit 7.4 to SII's Post-Effective Amendment No. 1 to Registration Statement on
             Form N-5 (File No. 811-7779), filed with the Commission on November 7, 1996)
  f.5   --   Amended and Restated Swingline Note dated August 16, 1996, in the principal amount of $5,000,000, made by SII in favor of First Union National Bank of Tennessee
             (incorporated by reference to Exhibit 7.5 to SII's Post-Effective Amendment No. 1
             to Registration Statement on Form N-5 (File No. 811-7779), filed with the
             Commission on November 7, 1996)

EXHIBIT
NUMBER                                           DESCRIPTION
------       -----------------------------------------------------------------------------------
  f.6   --   Fourth Amended and Restated Revolving Credit Note dated August 16, 1996, in the principal amount of $5,000,000, made by SII in favor of First Tennessee Bank
             National Association (incorporated by reference to Exhibit 7.6 to SII's
             Post-Effective Amendment No. 1 to Registration Statement on Form N-5 (File No.
             811-7779), filed with the Commission on November 7, 1996)
  f.7   --   Third Amended and Restated Security Agreement dated August 16, 1996, by and between
             SII and First Union National Bank of Tennessee (incorporated by reference to
             Exhibit 7.7 to SII's Post-Effective Amendment No. 1 to Registration Statement on
             Form N-5 (File No. 811-7779), filed with the Commission on November 7, 1996)
  f.8   --   Amended and Restated Borrower Pledge Agreement dated August 16, 1996, made by SII in favor of First Union National Bank of Tennessee (incorporated by reference to
             Exhibit 7.8 to SII's Post-Effective Amendment No. 1 to Registration Statement on
             Form N-5 (File No. 811-7779), filed with the Commission on November 7, 1996)
  f.9   --   Amended and Restated Security Agreement dated as of August 16, 1996, by and between
             SII and the SBA (incorporated by reference to Exhibit 7.10 to SII's Post-Effective
             Amendment No. 1 to Registration Statement on Form N-5 (File No. 811-7779), filed with the Commission on November 7, 1996)
  f.10  --   Amended and Restated Pledge Agreement dated as of August 16, 1996, by and between
             SII and the SBA (incorporated by reference to Exhibit 7.11 to SII's Post-Effective
             Amendment No. 1 to Registration Statement on Form N-5 (File No. 811-7779), filed with the Commission on November 7, 1996)
  f.11  --   Guaranty Agreement dated August 16, 1996 by and between the Company and the SBA
             (incorporated by reference to the Company's Quarterly Report on Form 10-Q for the
             period ending September 30, 1996, filed with the Commission on November 14, 1996)
  f.12  --   Master Trust Indenture and Security Agreement Supplement dated as of December 31,
             1996, by and between SFC as Issuer, the Company as Servicer, First Trust National
             Association as Trustee and ING Baring (U.S.) Capital Markets, Inc.
 *f.13  --   Revolving Note, Series 1996-1 dated December 31, 1996, with a principal amount of
             $100,000,000 made by SFC in favor of First Trust National Association
  f.14  --   Loan Sale and Contribution Agreement dated as of December 31, 1996, by and between the Company as Originator and Servicer and SFC as Buyer
  f.15  --   Custodial Agreement dated as of December 31, 1996, by and among SFC, the Company,
             First Trust National Association and ING Baring (U.S.) Capital Markets, Inc.
  f.16  --   Backup Servicing Agreement dated as of December 31, 1996, by and among First Trust
             National Association, the Company and ING Baring (U.S.) Capital Markets, Inc.
  f.17  --   Fee Agreement dated as of December 31, 1996, by and among the Company, SFC, and ING
             Baring (U.S.) Capital Markets, Inc.
  f.18  --   ISDA Master Agreement dated as of November 26, 1996, by and between the Company and
             NationsBank, N.A.
 *h.1   --   Form of Underwriting Agreement
 *h.2   --   Form of Agreement Among Underwriters
 *h.3   --   Form of Selected Dealers Agreement
  i.1   --   Amended and Restated 1994 Employee Stock Option Plan of the Company (incorporated by reference to the corresponding exhibit contained in the Registrant's
             Registration Statement on Form N-2, as amended (File No. 33-86680), filed with the
             Commission on November 23, 1994)
  i.2   --   Form of Indemnification Agreement (incorporated by reference to the corresponding exhibit contained in the Registrant's Registration Statement on Form N-2, as
             amended (File No. 33-86680), filed with the Commission on November 23, 1994)

EXHIBIT
NUMBER                                           DESCRIPTION
------       -----------------------------------------------------------------------------------
  i.3   --   1995 Stock Option Plan for Non-Employee Directors (incorporated by reference to the corresponding exhibit in the Registrant's Registration Statement on Form N-2, as
             amended (File No. 33-95394), filed with the Commission on August 3, 1995)
  i.4   --   1996 Incentive Stock Option (incorporated by reference to Exhibit 10.3 in the
             Registrant's Financial Report on Form 10-K for the year ended December 31, 1995, filed with the Commission on March 29, 1996)
  j.1   --   Custodial Services Agreement with First American Trust Company dated March 13, 1992
             (incorporated by reference to the corresponding exhibit contained in the
             Registrant's Registration Statement on Form N-2, as amended (File No. 33-86680), filed with the Commission on November 23, 1994)
  j.2   --   Custodial Services Agreement Supplement with First American Trust Company dated
             January 16, 1995 (incorporated by reference to the corresponding exhibit contained in the Registrant's Registration Statement on Form N-2, as amended (File No.
             33-86680), filed with the Commission on November 23, 1994)
  k.1   --   ISDA Master Agreement dated as of September 13, 1995, by and between the Company and First Union National Bank (incorporated by reference to the Company's Quarterly
             Report on Form 10-Q for the period ending September 30, 1995 filed with the
             Commission on November 15, 1995)
  k.2   --   Acquisition Agreement by and among the Company, Sirrom Capital Acquisition
             Corporation, Sirrom, Ltd., Harris Williams & Co., L.P. and Harris Williams & Co.
             dated as of May 16, 1996 (incorporated by reference to Exhibit k.9 to the Company's
             Registration Statement on Form N-2 (File No. 333-4023), filed with the Commission on May 17, 1996)
  k.3   --   Master Trust Indenture and Security Agreement dated as of December 31, 1996, by and among SFC as Issuer, the Company as Servicer and First Trust National Association
             as Trustee
 *l.    --   Opinion of Bass, Berry & Sims PLC
  n.1   --   Consent of Arthur Andersen LLP
 *n.2   --   Consent of Bass, Berry & Sims PLC (included in Exhibit 1)
  r.    --   Financial Data Schedule (for SEC use only)

---------------

  * To be filed by amendment